Exhibit 10.3
EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND FORBEARANCE AGREEMENT (this “Third Amendment”), dated as of June 29, 2010, by and among TRICO MARINE CAYMAN, L.P., a limited partnership organized under the laws of the Cayman Islands (“Trico Cayman”), TRICO HOLDCO LLC, a Delaware limited liability company and the general partner of Trico Cayman (“Trico Holdco”), TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”, and together with Trico Cayman and Trico Holdco, the “Holdco Guarantors”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below.
WITNESSETH:
          WHEREAS, the Borrower, the Holdco Guarantors, the Subsidiary Guarantors, the lenders party thereto (each, an “Existing Lender” and, collectively, the “Existing Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of October 30, 2009 (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010 and that certain Second Amendment to Credit Agreement and Forbearance Agreement (the “Second Amendment”) dated as of June 17, 2010, the “Credit Agreement”); and
          WHEREAS, pursuant to the Second Amendment, the Existing Lenders agreed to forbear during the Forbearance Period in certain respects in the enforcement of certain remedies set forth in the Credit Documents or available to it at law or in equity as a result of one or more Events of Default (the “Specified Events of Default”) under the Credit Agreement that have occurred and are continuing or may occur as a direct or indirect result of (i) an Event of Default under the Parent Credit Agreement and/or the Indenture, dated as of May 14, 2009 (the “8.125% Indenture”), between Trico Marine Services, Inc. (the “Parent”), as issuer of the 8.125% Secured Convertible Debentures due 2013, and Wells Fargo Bank, National Association, as trustee (“Trustee”) and/or (ii) the commencement of a bankruptcy case by the Parent, Trico Cayman and/or Trico Holdco under the Bankruptcy Code or any other state or foreign bankruptcy statute, such forbearance to occur strictly on the terms and conditions set forth therein; and
          WHEREAS, the Credit Parties have requested that the Existing Lenders reaffirm their agreement to forbear and that the New Lenders (as defined below) agree to forbear in certain respects in the enforcement of certain remedies set forth in the Credit Documents or available to it at law or in equity as a result of the Specified Events of Default, in each case during the Forbearance Period, such forbearance to occur strictly on the terms and conditions set forth herein; and

          WHEREAS, the Borrower has notified the Administrative Agent and the Existing Lenders that, notwithstanding the Specified Events of Default, it desires to enter into an amendment to the Credit Agreement as set forth herein to provide for a term loan facility of up to $65,000,000 to be funded by the lenders listed on the signature pages hereto as “New Lenders” (each, a “New Lender” and, collectively, the “New Lenders” and, together with the Existing Lenders, the “Lenders”) pursuant to and in accordance with the Credit Agreement, after giving effect to this Third Amendment (the “Amended Credit Agreement”).
          NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders hereby agree as follows:
ARTICLE I
FORBEARANCE; RESERVATION OF RIGHTS;
DEFERRAL OF PRINCIPAL; NOTICE
          Section 1.01. Forbearance. Subject to the terms and conditions set forth herein, each New Lender hereby agrees, and each Existing Lender hereby reaffirms its agreement pursuant to the Second Amendment, that, during the Forbearance Period, it shall not exercise or instruct the exercise of, and hereby instructs the Administrative Agent not to exercise, any of the following remedies:
     (i) acceleration of amounts payable by the Borrower under the Credit Documents by reason of any Specified Event of Default;
     (ii) exercise of foreclosure or similar remedies in respect of collateral of any Credit Party under the Credit Documents by reason of any Specified Event of Default;
     (iii) exercise of remedies under or in respect of guarantees made by the Credit Parties under the Credit Documents by reason of any Specified Event of Default; or
     (iv) exercise of any other remedy under the Credit Documents against any Credit Party occurring solely by reason of a Specified Event of Default.
          Section 1.02. Reservation of Rights. Subject to the terms and conditions set forth herein, each of the Lenders hereby reserves all of its rights, remedies, powers and privileges under the Amended Credit Agreement, the other Credit Documents, any applicable law and equity and, except as expressly set forth herein, does not waive any Default or Event of Default which may currently or hereafter exist, and this Third Amendment shall not be construed as a waiver thereof. This Section 1.02 shall survive the Forbearance Period until the termination of the Credit Documents and the indefeasible payment in full in cash of all obligations of the Credit Parties under or in respect of the Amended Credit Agreement and the other Credit Documents.

ARTICLE II
FORBEARANCE TERMINATION EVENTS
          Section 2.01. Forbearance Termination Events. The agreement of the Lenders to forbear from exercising certain remedies against the Credit Parties pursuant to Article I hereof shall immediately terminate and be of no further force and effect upon the election of the Required Revolving Lenders and/or the Required Term Lenders (the date of such election, the “Forbearance Termination Date”) (provided that if the event described in clause (i) below occurs, then such agreement to forbear shall automatically terminate without requiring the election of, or any other action by, the Required Lenders) at any time after the occurrence of any of the following:
(i)	the termination of the Noteholder Forbearance; or

(ii)	the failure of the Borrower or any Subsidiary to comply with the covenants as set forth in Article V hereof; or

(iii)	the occurrence of an Event of Default under the Amended Credit Agreement (other than a Specified Event of Default); or

(iv)	any of the Parent, Trico Marine Assets, Inc. (“TMA”) or Trico Marine Operators, Inc. (“TMO”) shall take any action or join with or support any third party in seeking or taking any action to contest, challenge, avoid, recharacterize, subordinate or in any way impair or adversely affect (any such action, a “Challenge”) Nordea’s lien on the Cash Collateral (as defined in the L/C Cash Collateral Agreement (as defined below)) as security for the Obligations (as defined in the L/C Cash Collateral Agreement) pursuant to the L/C Cash Collateral Agreement; or the Bankruptcy Court shall enter into any order or judgment upholding any Challenge (whether initiated by the Parent, TMA, TMO or any other Person) or authorizing use of the Cash Collateral (as defined in the L/C Cash Collateral Agreement) by the Parent, TMA and/or TMO for any purpose other than to secure the Obligations (as defined in the L/C Cash Collateral Agreement) strictly in accordance with the L/C Cash Collateral Agreement, dated as of June 11, 2010 (the “L/C Cash Collateral Agreement”), by and among the Parent, TMA and TMO, as assignors, Nordea Bank Norge ASA, Cayman Islands Branch, as assignee, and Nordea, as issuing lender.
          For the avoidance of doubt, the agreement of the Existing Lenders pursuant to this Section 2.01 shall supersede and replace in its entirety the agreement of the Existing Lenders pursuant to Section 3.01 of the Second Amendment.
ARTICLE III
ABSENCE OF WAIVER
          The parties hereto agree that the agreements set forth in this Third Amendment shall not be deemed to:

     (a) except as expressly set forth herein, be a consent to, or waiver of, any Default or Event of Default or any “event of default” (however styled) under any Credit Document or any other instrument governing indebtedness of any Credit Party;
     (b) except as expressly set forth herein, modify or limit any other term or condition of the Amended Credit Agreement or any other Credit Document or any related documents;
     (c) impose upon any Lender or any affiliate thereof, any obligation, express or implied, to consent to any amendment or further modification of the Amended Credit Agreement or other Credit Document or any related documents; or
     (d) except as otherwise expressly provided in Article II, prejudice any right or remedy that any Lender or any affiliate thereof may now have or may in the future have under the Amended Credit Agreement or under or in connection with the other Credit Documents or any instrument or agreement referred to therein or any related documents including, without limitation, any right or remedy resulting from any Default or Event of Default or any “event of default” (however styled).
          The provisions of this Article III shall survive the Forbearance Period until the termination of the Credit Documents and the payment in full of all obligations of the Credit Parties under or in respect of the Amended Credit Agreement and the other Credit Documents.
ARTICLE IV
AMENDMENTS TO CREDIT AGREEMENT
          Section 4.01. The Credit Agreement is hereby amended as reflected in Annex A hereto.
          Section 4.02. Exhibits A, B and C to the Amended Credit Agreement are hereby amended as reflected in Annex B hereto.
          Section 4.03. Exhibit O is hereby added to the Exhibits to the Amended Credit Agreement in the form reflected in Annex C hereto.
          Section 4.04. The Schedules to the Amended Credit Agreement are hereby amended as reflected in Annex D hereto.
ARTICLE V
FURTHER AGREEMENTS
          Section 5.01. Each of the New Lenders hereby waives, and each of the Existing Lenders hereby reaffirms that it has waived, for the benefit of the Credit Parties, the Specified Events of Default and acknowledges that no Event of Default with respect to any Credit Party shall arise or be deemed to exist as a result of the Specified Events of Default, provided that all parties hereto acknowledge and agree that upon the occurrence of the Forbearance Termination

Date (which occurrence shall constitute an Event of Default) and whether or not relating to the Credit Parties, the Lenders and the Administrative Agent shall have the right to exercise all of their rights and remedies under the Credit Documents and applicable law against the Credit Parties.
          Section 5.02. Each Credit Party will execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions, which may be required by law or which the Administrative Agent may, from time to time, reasonably request to ensure perfection and priority of the Liens created or intended to be created by the Security Documents, all at the expense of the Credit Parties.
          Section 5.03. The Borrower will deliver to the Administrative Agent copies of all waivers and/or forbearance agreements in respect of the Indebtedness of the Parent or the Borrower and shall provide any other information reasonably requested by the Administrative Agent in connection therewith.
          The Credit Parties hereby consent to all the provisions of, and actions contemplated by, this Article V.
ARTICLE VI
REAFFIRMATION
          Section 6.01. Each of Parent and each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the transactions contemplated by this Third Amendment and the extension of credit to the Borrower in the form of the Revolving Loans and the Term Loans from and after the date hereof.
          Section 6.02. Each of Parent and each Credit Party hereby acknowledges its receipt of this Third Amendment (including, for the avoidance of doubt, the Annexes attached hereto) and its review of the terms and conditions thereof and consents to the terms and conditions of this Third Amendment (including, for the avoidance of doubt, the Annexes attached hereto) contemplated hereby and thereby, including the extension of credit to the Borrower in the form of the Revolving Loans and the Term Loans from and after the date hereof.
          Section 6.03. Each of Parent and each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and the Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Third Amendment, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Revolving Loans and Term Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith.
ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 7.01. In order to induce the Lenders to enter into this Third Amendment, each of Holdings and the Borrower hereby represent and warrant that other than the Specified Events of Default, (i) no Default or Event of Default exists as of the Third Amendment Effective Date after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Amended Credit Agreement (other than the representation contained in Section 8.05(e) of the Amended Credit Agreement, and any representation or warranty which has been rendered untrue as a result of the Specified Events of Default) are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          Section 7.02. This Third Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Amended Credit Agreement or any other Credit Document.
          Section 7.03. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Third Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Third Amendment.
          Section 7.04. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          Section 7.05. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Noteholder Forbearance, a copy of which was attached to the Second Amendment, shall have been fully executed and shall remain in full force and effect;
     (ii) the Administrative Agent and the Lenders shall have received a certificate from an Authorized Officer of the Borrower certifying that the conditions set forth in Sections 7.05(iii), (viii), (ix), (x), (xii), (xii), (xiii), (xvi) and (xvii) are satisfied on the

Third Amendment Effective Date (to the extent that, in each case, such conditions are not required to be acceptable (reasonably or otherwise) to the Administrative Agent) and representing and warranting that all factual information (taken as a whole) furnished by or on behalf of the Credit Parties in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents and in the Offering Memorandum but excluding all Projections) for purposes of or in connection with the Amended Credit Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided;
     (iii) the Borrower shall have paid all fees, costs and expenses (including legal fees, costs and expenses and recording taxes and fees) of the Lenders and the Administrative Agent in full accrued to date and incurred in connection with the transactions contemplated herein;
     (iv) each Credit Party, the Required Revolving Lenders and the Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com);
     (v) the Administrative Agent and the Lenders shall have received the following opinions addressing substantially the same matters as set forth in the respective Exhibits to the Credit Agreement: (a) from Vinson & Elkins L.L.P., special counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering such matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request, (b) from Higgs & Johnson, Bahamian maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request, (c) from Sue Kean, General Counsel to the Parent a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request, (d) from Cains, Isle of Man maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment

Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request, (e) from Bugge, Arentz-Hansen & Rasmussen, Norwegian counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request and (f) Mackinnons, English and Wales counsel to each Credit Party, favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;
     (vi) the Administrative Agent and the New Lenders shall have received a certificate from the Parent, the Holdco Guarantors and each other Credit Party, dated the Third Amendment Effective Date, signed by an Authorized Officer of such entity, and attested to by the Secretary or any Assistant Secretary (or if such entity does not have a Secretary or Assistant Secretary, any other officer or director of such entity) of such entity, substantially in the form of Annex E hereto, with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such entity and the resolutions of such entity referred to in such certificate, and each of the foregoing shall be reasonably acceptable to the Administrative Agent and the New Lenders;
     (vii) all corporate, limited liability company, partnership and legal proceedings, and all instruments and agreements in respect of the Parent, the Holdco Guarantors and each other Credit Party in connection with the transactions contemplated by this Third Amendment and the Third Amendment Collateral Modifications (as defined below), shall be reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders, and the Administrative Agent and the New Lenders shall have received all information and copies of all documents and papers, including records of corporate, limited liability company and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent or the New Lenders reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities;
     (viii) except for the Existing Indebtedness set forth on Schedule VI to the Amended Credit Agreement, on the Third Amendment Effective Date, neither Holdings nor any other Credit Party has any outstanding preferred equity, or Indebtedness, except for Indebtedness incurred pursuant to the Amended Credit Agreement and the Senior Notes, and all equity interests of each Subsidiary Guarantor shall be owned directly or indirectly by the Borrower, in each case free and clear of Liens (other than Permitted Liens) and all equity interests of the Borrower shall be owned directly or indirectly by Holdings free and clear of Liens (other than Permitted Liens);

     (ix) all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Loans and the Third Amendment Collateral Modifications have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Loans and the performance by the Credit Parties of the Credit Documents. On the Third Amendment Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified, prohibiting or imposing materially adverse conditions upon the making of the Loans or the performance by the Credit Parties of their obligations under the Credit Documents;
     (x) no actions, suits, investigations or proceedings of any Credit Party by any entity (private or governmental) shall be pending or, to the knowledge of any Credit Party, (a) threatened with respect to any Credit Document, or (b) which could be reasonably to have a Material Adverse Effect;
     (xi) there shall not exist any condition or occurrence on or arising from any property owned or operated or occupied by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or such Subsidiary with any applicable Environmental Law that has had, or could reasonably be expected to have, a Material Adverse Effect or (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries and such Environmental Claim could reasonably be expected to have, a Material Adverse Effect;
     (xii) the consummation of the Transaction on the Third Amendment Effective Date shall not have resulted in any material conflict with, or any material default under, any material agreement of the Parent or any Subsidiary thereof;
     (xiii) all Loans shall be in full compliance with all applicable requirements of law including, but without limitation, the provisions of Regulations U and X of the Board of Governors of the Federal Reserve System;
     (xiv) no occurrence, development or change that shall have occurred after June 22, 2010 that, in the commercially reasonable judgment of the New Lenders, has had or could be reasonably expected to have a material adverse effect upon the business, operations or financial condition of the Credit Parties and their direct and indirect subsidiaries, taken as a whole;
     (xv) the New Lenders not becoming aware after June 22, 2010 of any new or inconsistent information or other matter not previously disclosed to the New Lenders in writing relating to the Parent, the Credit Parties or their direct or indirect subsidiaries or the transactions contemplated by this Third Amendment which the New Lenders, in their commercially reasonable judgment, deem material and adverse relative to the information or other matters disclosed to the New Lenders in writing prior to June 22, 2010;

     (xvi) all of the representations and warranties contained in the Amended Credit Agreement (other than the representation contained in Section 8.05(e) of the to the Amended Credit Agreement, and any representation or warranty which has been rendered untrue as a result of the Specified Events of Default) are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment and the Third Amendment Collateral Modifications, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);
     (xvii) no Default or Event of Default (other than the Specified Events of Default) shall have occurred and be continuing under the Amended Credit Agreement, after giving effect to this Third Amendment and the Third Amendment Collateral Modifications;
     (xviii) the Borrower shall have provided the New Lenders an updated business plan, including projections, which business plan and projections shall be satisfactory to the New Lenders;
     (xix) the Borrower shall have provided, or caused to be provided to the New Lenders, confirmation of validity, perfection and priority of liens and security interests provided under the Amended Credit Agreement and the Security Documents, including, without limitation, as to Vessels and any charters and other revenues generated therefrom that is satisfactory to the New Lenders;
     (xx) the Borrower shall have provided a list of Subsidiaries that are not Subsidiary Guarantors under the Amended Credit Agreement and information on assets, revenues and operations of such Subsidiaries and such information shall be reasonably acceptable to the New Lenders;
     (xxi) the Borrower shall have provided, or caused to be provided to the New Lender, reasonably satisfactory proof of insurance customary for companies such as the Borrower and evidence that the Administrative Agent and the Lenders have been named as additional insured or loss payee, as applicable, on such policies;
     (xxii) (A) the principal of Revolving Loans shall have been repaid in an amount equal to the amount required to reduce the aggregate outstanding Revolving Loans and Letter of Credit Outstandings to $15,000,000 on the Third Amendment Effective Date and (B) the Total Revolving Commitments of the Revolving Lenders under the Amended Credit Agreement shall have been permanently reduced to $15,000,000 on the Third Amendment Effective Date;
     (xxiii) the Borrower shall have provided the Lenders opinions of counsel with respect to Norwegian tax liabilities and tax withholdings and such other opinions of counsel to the extent requested by the New Lenders (including an opinion that the investors in the New Lenders shall not be obligated to file tax returns in Norway as a result of becoming New Lenders), in each case, in form and substance satisfactory to the New Lenders; and
     (xxiv) with respect to the Collateral Agency and Intercreditor Agreement dated as of October 30, 2009, the due execution and delivery of an amendment thereto in form and substance satisfactory to the Lenders to increase the maximum aggregate outstanding principal amount of the “Working Capital Facility Obligations” as defined therein to $65,000,000.
          Section 7.06. Except for deliveries that are required pursuant to the Amended Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
          The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters described in the foregoing paragraph and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any inquiry or investigation) or claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise).
          Section 7.07. No Lender shall assign or transfer any of its Commitment and/or its outstanding Loans to any Person unless such Person shall have signed a counterpart hereof contemporaneously with such assignment or transfer.
          Section 7.08. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Amended Credit Agreement.
ARTICLE VIII
GENERAL RELEASE; INDEMNITY
          Section 8.01. In consideration of, among other things, the execution and delivery of this Third Amendment by the Administrative Agent and the Lenders, and any financial accommodations which the Administrative Agent or any Lender elects to extend to the Borrower or any other Credit Party after the date hereof, each of the Parent, the Borrower and the other Credit Parties, on behalf of itself and its successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the “Claims”), that any Releasor now has, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Administrative Agent and the Lenders in any capacity and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Third Amendment Effective Date. The receipt by Borrower or any other Credit Party of any Loans or other financial accommodations made by the Administrative Agent or any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by the Parent, the Borrower and the other Credit Parties of the foregoing general releases of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Third Amendment, Parent, Borrower and the other Credit Parties have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of the Amended Credit Agreement and the other Credit Documents and payment in full of the Obligations.
*          *          *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

TRICO MARINE CAYMAN, L.P. By: Trico Holdco LLC, General Partner
By:	/s/ Rishi A. Varma
	Name:	Rishi A.Varma
	Title:	President

TRICO HOLDCO LLC
By:	/s/ Rishi A. Varma
	Name:	Rishi A.Varma
	Title:	President

TRICO SUPPLY AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A.Varma
	Title:	Chairman

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

DEEPOCEAN SHIPPING III AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A.Varma
	Title:	Chairman

DEEPOCEAN SHIPPING II AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A.Varma
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
	Title:	Chairman

DEEPOCEAN AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

ALBYN MARINE LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazer
	Title:	Director

DEEPOCEAN MARITIME AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazer
	Title:	Director

CTC MARINE NORWAY AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

DEEPOCEAN BV
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
	Title:	Director

DEEPOCEAN UK LTD.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

EXISTING LENDER: NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender and as Administrative Agent
By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

By:	/s/ Hans Chr. Kjelsrud
	Name:	Hans Chr. Kjelsrud
	Title:	Executive Vice President

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

EXISTING LENDER: UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO- UND VEREINSBANK), as Lender
By:	/s/ Susanne Spanholtz
	Name:	Susanne Spanholtz
	Title:	Department Director

By:	/s/ Stephan Somitsch
	Name:	Stephan Somitsch
	Title:	VP

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

NEW LENDERS: SPECIAL VALUE CONTINUATION PARTNERS, LP TENNENBAUM OPPORTUNITIES PARTNERS V, LP TENNENBAUM DIP OPPORTUNITY FUND, LLC
By:	Tennenbaum Capital Partners, LLC, Investment Manager of each of the above companies
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

[Signature Page to Third Amendment to Credit Agreement and Forbearance Agreement]

ANNEX A
AMENDED CREDIT AGREEMENT
[see attached]

AMENDED CREDIT AGREEMENT
among
TRICO SHIPPING AS,
as Borrower,
TRICO MARINE CAYMAN, L.P.,
TRICO HOLDCO LLC,
TRICO SUPPLY AS
and
the Subsidiary Guarantors listed on Schedule IX hereto,
VARIOUS LENDERS,
NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
as Administrative Agent and Book Runner
and
NORDEA BANK FINLAND PLC, NEW YORK BRANCH and UNICREDIT BANK AG,
as Joint Lead Arrangers

Originally dated as of October 30, 2009 and
as amended through and including June 29, 2010

(continued)

(continued)

(continued)

(continued)

v

(continued)
SCHEDULES

SCHEDULE I	—	Commitments
SCHEDULE II	—	Lender Addresses
SCHEDULE III	—	Approved Classification Societies
SCHEDULE IV	—	ERISA
SCHEDULE V	—	Subsidiaries
SCHEDULE VI	—	Existing Indebtedness
SCHEDULE VII	—	Legal Name; Type of Organization and whether a Registered Organization; Jurisdiction of Organization; Etc.
SCHEDULE VIII	—	Transactions with Affiliates
SCHEDULE IX	—	Subsidiary Guarantors
SCHEDULE X	—	Closing Checklist
SCHEDULE XI	—	Mortgaged Vessels
SCHEDULE XII	—	Required Insurance
SCHEDULE XIII	—	Post-Third Amendment Effective Date Deliverables
SCHEDULE XIV	—	Existing Investments
EXHIBITS

EXHIBIT A	—	Notice of Borrowing
EXHIBIT B	—	Note
EXHIBIT C	—	Form of Assignment and Assumption Agreement
EXHIBIT D-1	—	Opinion of Vinson & Elkins L.L.P., special counsel to the Parent, the Holdco Guarantors and the Credit Parties
EXHIBIT D-2	—	Opinion of Simonsen Advokatfirma DA, Norwegian maritime counsel to the Credit Parties
EXHIBIT D-3	—	Opinion of Higgs & Johnson, Bahamian counsel to the Credit Parties
EXHIBIT D-4	—	Opinion of Seward & Kissel LLP, Vanuatu maritime counsel to the Credit Parties
EXHIBIT D-5	—	Opinion of Mackinnons, Scottish counsel to the Credit Parties
EXHIBIT D-6	—	Opinion of Sue Kean, General Counsel of the Parent
EXHIBIT D-7	—	Opinion of TozziniFreire Advogados, Brazilian counsel to the Credit Parties
EXHIBIT D-8	—	Opinion of Maples and Calder, Cayman Islands counsel to the Credit Parties
EXHIBIT D-9	—	Opinion of Carey Olsen, Guernsey counsel to the Credit Parties
EXHIBIT D-10	—	Opinion of Cains, Isle of Man maritime counsel to the Credit Parties
EXHIBIT D-11	—	Opinion of Nauta Dutilh, Dutch counsel to the Credit Parties

(continued)

EXHIBIT D-12	—	Opinion of Bugge, Arentz-Hansen & Rasmussen, Norwegian counsel to the Credit Parties
EXHIBIT D-13	—	Opinion of Advokatfirmaet Schjodt DA, special Norwegian counsel to each Credit Party formed in Norway
EXHIBIT D-14	—	Opinion of Uria Menendez, Spanish maritime counsel to the Credit Parties
EXHIBIT D-15	—	Opinion of Pinedo Abogados, Mexican counsel to the Credit Parties
EXHIBIT E	—	Officer’s Certificate
EXHIBIT F	—	Form of Subsidiaries Guaranty
EXHIBIT G	—	Solvency Certificate
EXHIBIT H	—	Form of Intercompany Subordination Provisions
EXHIBIT I	—	Form of TMS Guaranty
EXHIBIT J	—	Letter of Credit Request
EXHIBIT K	—	Form of Collateral Agency and Intercreditor Agreement
EXHIBIT L	—	Parent Credit Agreement Amendment
EXHIBIT M	—	Form of Officer’s Certificate (Minimum Cash)
EXHIBIT N	—	Form of Officer’s Certificate (Minimum Monthly EBITDA)

          AMENDED CREDIT AGREEMENT, originally dated as of October 30, 2009, as amended by that certain First Amendment and Waiver to Credit Agreement, dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement, dated as of June 17, 2010, and that certain Third Amendment to Credit Agreement and Forbearance Agreement, dated as of June 29, 2010, among TRICO MARINE CAYMAN, L.P., a limited partnership organized under the laws of the Cayman Islands (“Trico Cayman”), TRICO HOLDCO LLC, a Delaware limited liability company and the general partner of Trico Cayman (“Trico Holdco”), TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”, and together with Trico Cayman and Trico Holdco, the “Holdco Guarantors”), the Subsidiary Guarantors listed on Schedule IX, TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders party hereto from time to time, and NORDEA BANK FINLAND PLC, NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and defined in Section 1 are used herein as therein defined.
WITNESSETH:
          WHEREAS, the Lenders are willing to extend credit to the Borrower, on the terms and conditions set forth herein; and
          WHEREAS, Trico Marine Services, Inc., a Delaware corporation (the “Parent”), the Holdco Guarantors and the Subsidiary Guarantors will guarantee the obligations of the Borrower hereunder;
          NOW, THEREFORE, the parties hereto agree as follows:
          Section 1. Defined Terms As used in this Agreement, the following terms shall have the meanings specified below:
          “Administrative Agent” shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.
          “Affiliate” shall mean, with respect to any Person, any other Person (including, for purposes of Section 10.05 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 10.05, an Affiliate of Holdings shall include any Person that directly or indirectly owns more than 5% of any class of the capital stock of Holdings and any officer or director of Holdings or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained above, for purposes of Section 10.05, neither the Administrative Agent, nor the Collateral Agent, nor any Lender (or any of their respective affiliates) shall be deemed to constitute an Affiliate of Holdings or its Subsidiaries in connection with the Credit Documents or its dealings or arrangements relating thereto.

          “Agents” shall mean, collectively, the Administrative Agent and the Collateral Agent.
          “Aggregate Revolving Exposure” at any time shall mean the aggregate principal amount of Revolving Loans then outstanding plus the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, an incurrence of Revolving Loans).
          “Aggregate Term Loan Exposure” at any time shall mean the Aggregate Tranche A Term Loan Exposure plus the Aggregate Tranche B Term Loan Exposure at such time.
          “Aggregate Tranche A Term Loan Exposure” at any time shall mean the aggregate principal amount of Tranche A Term Loans then outstanding.
          “Aggregate Tranche B Term Loan Exposure” at any time shall mean the aggregate principal amount of Tranche B Term Loans then outstanding.
          “Agreement” shall mean this Credit Agreement, as modified, supplemented, amended or restated from time to time.
          “Alternate Currency” shall mean Euros, NOK and Sterling or such other currency as may be acceptable to the Administrative Agent in its sole discretion.
          “Applicable Margin” shall mean, for Revolving Loans (i) during the Forbearance Period, 7.00% per annum and (ii) thereafter, 5.00% per annum.
          “Appraisal” shall mean, with respect to a Mortgaged Vessel, an “as built” written appraisal by an Approved Appraiser of the fair market value of such Vessel on an individual charter free basis.
          “Approved Appraiser” shall mean R.S. Platou, Fearnleys A.S. and ODS Petrodata or such other independent appraisal firm as may be reasonably acceptable to the Administrative Agent and the Required Term Lenders.
          “Asset Sale” shall have the meaning provided in the Senior Notes Indenture as in effect on the Third Amendment Effective Date and without giving effect to any subsequent amendment, modification, supplement or waiver thereto (which definition together with the defined terms used therein are herein incorporated by reference).
          “Assignment and Assumption Agreement” shall mean each Assignment and Assumption Agreement substantially in the form of Exhibit C (appropriately completed).
          “Authorized Officer” shall mean, with respect to (i) the delivery of Notices of Borrowing, the chairman of the board, managing director, the chief executive officer, the chief financial officer, the president, any vice president, the treasurer or the secretary of the Borrower, or any other officer of the Borrower designated in writing to the Administrative Agent by the chief executive officer, president or treasurer of the Borrower as being authorized to give notices under this Agreement, (ii) delivery of financial documents and officer’s certificates pursuant to this Agreement, the chairman of the board, managing director, director, the president, any vice president, the treasurer, any other financial officer or an authorized manager of any Credit Party and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a Person or Persons so designated by any two officers) of any Credit Party, in each case to the extent reasonably acceptable to the Administrative Agent and the Required Term Lenders.
          “Bankruptcy Code” shall have the meaning provided in Section 11.05.
          “Borrower” shall have the meaning provided in the first paragraph of this Agreement.
          “Borrowing” shall mean a Term Loan Borrowing or a Revolving Loan Borrowing, as applicable.
          “Business Day” shall mean any day excluding Saturday, Sunday and any day which shall be in the City of New York or London or Frankfurt a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.
          “Called Principal” shall mean the principal amount of any Term Loans that is required to be prepaid pursuant to Section 5.02, or that has become or is declared to be immediately due and payable pursuant to Section 11.
          “Capitalized Lease Obligations” shall mean, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.
          “Cash Collateral Account” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Cash Equivalents” shall have the meaning provided in the Collateral Agency and Intercreditor Agreement (as in effect on the Third Amendment Effective Date immediately after giving effect to any amendments thereto on such date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. § 9601 et seq.
          “Change of Control” shall mean (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of the

Parent, (ii) the board of directors of the Parent shall cease to consist of a majority of Continuing Directors, (iii) the Parent shall cease to own, directly or indirectly, 100% of the voting and/or economic interests in the capital stock or other Equity Interests of the Credit Parties, (iv) Holdings shall cease to own, directly or indirectly, 100% of the voting and/or economic interests in the capital stock or other Equity Interests of the Borrower or (v) a “Change of Control” under and as defined in the Senior Notes Indenture.
          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.
          “Collateral” shall mean all assets and properties of the Borrower and the Guarantors subject to Liens created by the Security Documents.
          “Collateral Agency and Intercreditor Agreement” shall mean that certain Collateral Agency and Intercreditor Agreement, substantially in the form of Exhibit K, dated as of October 30, 2009, among the Collateral Agent, the Trustee (as defined therein), the Administrative Agent, the Borrower and the Guarantors, as amended, modified or restated from time to time.
          “Collateral Agent” shall mean Wilmington Trust FSB as collateral agent for the holders of the Secured Obligations and any successor thereto in such capacity.
          “Collateral Disposition” shall mean any Asset Sale of assets or other rights or property that constitute Collateral under the Security Documents. The sale or issuance of Equity Interests in a Subsidiary Guarantor that owns Collateral such that, as a consequence, such Person no longer is a Subsidiary Guarantor, shall be deemed a Collateral Disposition of the Collateral owned by such Subsidiary Guarantor.
          “Commitments” shall mean, collectively, the Revolving Loan Commitments, the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments.
          “Commitment Commission” shall have the meaning provided in Section 3.01(a).
          “Consolidated Cash Flow” and the defined terms used therein shall have the meanings provided in the Senior Notes Indenture as in effect on the Third Amendment Effective Date and without giving effect to any subsequent amendment, modification, supplement or waiver thereto (which definition together with the defined terms used therein are herein incorporated by reference).
          “Consolidated Net Income” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Contingent Obligation” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (w) endorsements of instruments for deposit or collection in the ordinary course of business, (x) customary and reasonable indemnity obligations in effect on the Effective Date or entered into in connection with any acquisition or disposition of assets permitted by this Agreement, (y) any products warranties extended in the ordinary course of business and (z) guarantees made by Holdings or any of its Subsidiaries in respect of the obligations of any Subsidiaries of Holdings under operating leases entered into in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.
          “Continuing Directors” means the directors of the Parent on the Third Amendment Effective Date, and each other director, if, in each case, such other director’s nomination for election to the board of directors of the Parent is recommended by at least a majority of the then Continuing Directors.
          “Credit Documents” shall mean this Agreement, each Note, the Collateral Agency and Intercreditor Agreement, each Security Document, the Subsidiaries Guaranty and each additional guaranty or additional security document executed pursuant to Section 9.11.
          “Credit Event” shall mean the making of any Loan or the issuance of any Letter of Credit.
          “Credit Party” shall mean Holdings, the Borrower, each Subsidiary Guarantor and, at any time, any other Subsidiary of Holdings which is a party to any Credit Document at such time.
          “Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.
          “Defaulting Lender” shall mean any Lender with respect to which a Lender Default is in effect.
          “Defaulting Revolving Lender” shall mean each Defaulting Lender that is a Revolving Lender.

          “Defaulting Term Lender” shall mean each Defaulting Lender that is a Term Lender.
          “Discontinued Vessel” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Discounted Value” shall mean, with respect to any Called Principal, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Make-Whole Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same basis as that on which the interest payments on the Called Principal is payable) equal to the Reinvestment Rate.
          “Disqualified Stock” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Dividend” with respect to any Person shall mean that such Person has declared or paid a dividend, distribution or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common equity of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration (other than common equity of such Person) any shares of any class of its capital stock partnership or membership interests outstanding on or after the Third Amendment Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration (other than common equity of such Person) any shares of any class of the capital stock of, or equity interests in, such Person outstanding on or after the Third Amendment Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity interests). Without limiting the foregoing, “Dividends” with respect to any Person shall also include all payments made or required to be made (other than common equity of such Person) by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.
          “Dollar Equivalent” of an amount denominated in a currency other than Dollars shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of such currency involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on such date; provided that (i) for purposes of (x) determining compliance with Section 2.01 and Section 4.02 and (y) calculating Commitment Commission pursuant to Section 3.01(a), the Dollar Equivalent of any amounts denominated in a currency other than Dollars shall be calculated on a monthly basis on the first Business Day of each calendar month, (ii) at any time during a calendar month, if the Aggregate Revolving Exposure would exceed 90% of the Total Revolving Commitment at such time, then in the sole discretion of the Administrative Agent or at the request of the Required Revolving Lenders, the Dollar Equivalent shall be reset on such date, which rates shall remain in effect until the last Business Day of such calendar month or such earlier date, if any, as the rate is reset pursuant to this proviso, and (iii) notwithstanding anything to the contrary contained in this definition, at any time that a Default of an Event of Default then exists, the Administrative Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in a currency other than Dollars in its reasonable discretion.
          “Dollars” and the sign “$” shall each mean lawful money of the United States.
          “Drawing” has the meaning provided in Section 3.04(b).
          “Effective Date” shall mean October 30, 2009.
          “Eligible Transferee” shall mean and include a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act as in effect on the Third Amendment Effective Date or other “accredited investor” (as defined in Regulation D of the Securities Act).
          “Environmental Claim” shall mean any written claim, action, suit, cause of action or notice by any person or entity alleging potential liability arising out of, based on or resulting from (a) the Release into the environment, of any Hazardous Material or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.
          “Environmental Law” shall mean all applicable foreign, federal, state and local laws and regulations having the force and effect of law relating to the protection of the natural environment or imposing liability or standards of conduct concerning the use, handling, storage, or management of any Hazardous Material.
          “Equity Interests” of any Person means any and all shares, equity interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
          “ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.
          “Euros” and the designation “€” shall mean the currency introduced on January 1, 1999 at the start of the third stage of European economic and monetary union pursuant to the Treaty.

          “Eurodollar Rate” shall mean with respect to each Interest Period for a Loan, (a) the offered rate (rounded upward to the nearest 1/100 of one percent) for deposits of Dollars for a period equivalent to such period at or about 11:00 A.M. (London time) on the second Business Day before the first day of such period as is displayed on Reuters LIBOR 01 Page (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market) (the “Screen Rate”); provided that if on such Interest Determination Date no such rate is so displayed, the Eurodollar Rate for such period shall be (a) the arithmetic average of the rates quoted to the Administrative Agent as the offered rate for deposits of Dollars in an amount approximately equal to the amount in relation to which the Eurodollar Rate is to be determined for a period equivalent to such applicable Interest Period by the Reference Banks in the London interbank Eurodollar market at or about 11:00 A.M. (London time) on such Interest Determination Date, in each case divided (and rounded upward to the nearest 1/100 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurodollar funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).
          “Event of Default” shall have the meaning provided in Section 11.
          “Event of Loss” shall have the meaning provided in the Senior Notes Indenture as in effect on the Third Amendment Effective Date and without giving effect to any subsequent amendment, modification, supplement or waiver thereto (which terms together with the defined terms used therein are hereby incorporated by reference).
          “Excluded Taxes” shall have the meaning provided in Section 5.04(a).
          “Existing Indebtedness” shall have the meaning provided in Section 8.18.
          “Existing Intercompany Indebtedness” shall mean the TMS Intercompany Indebtedness, the Trico Cayman Intercompany Indebtedness and the Trico Supply Intercompany Indebtedness.
          “Existing Option Construction Contract” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Facing Fee” shall have the meaning provided in Section 4.01(d).
          “Fair Market Value” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Federal Funds Rate” shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the

Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.
          “Forbearance Period” means the period beginning at 12:01 AM EST on June 17, 2010 and ending on the earliest to occur of (i) one year following such date, (ii) the effective date of a plan of reorganization for the Parent, Trico Cayman and/or Trico Holdco in the Parent Bankruptcy Case and (iii) the Forbearance Termination Date (as defined in the Third Amendment).
          “Foreign Pension Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.
          “GAAP” shall have the meaning provided in Section 14.07(a).
          “Guaranteed Creditors” shall mean and include each of the Administrative Agent and the Lenders.
          “Guaranteed Obligations” shall mean the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of each Obligation of the Borrower (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due and any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed claim in any such proceeding) to the Lenders and the Agents now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which the Borrower is party.
          “Guarantors” shall mean the Parent, each Holdco Guarantor and each Subsidiary Guarantor.
          “Guaranty” shall mean each of the TMS Guaranty, the Holdco Guarantees and each Subsidiaries Guaranty.
          “Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous substances,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.
          “Holdco Guarantees” shall mean the guarantees of Holdings, Trico Cayman and Trico Holdco pursuant to Section 13.
          “Holdco Guarantors” shall have the meaning provided in the first paragraph of this Agreement.
          “Holdings” shall have the meaning provided in the first paragraph of this Agreement.
          “Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all Indebtedness of the types described in clause (i), (iii), (iv), (v) or (vi) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iii) the aggregate amount of all Capitalized Lease Obligations of such Person, (iv) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (v) all Contingent Obligations of such Person with respect to Indebtedness of another Person and (vi) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement; provided that Indebtedness shall in any event not include (x) trade payables and expenses accrued in the ordinary course of business or (y) milestone payments and similar obligations incurred by any Person under any vessel purchase contract.
          “Indemnitees” shall have the meaning provided in Section 14.01.
          “Intercompany Debt” shall mean Indebtedness owing by any of Holdings, the Subsidiaries of Holdings (including the Borrower), the Parent or the Intermediate Obligors to the Parent or any Subsidiary of the Parent (including any of Holdings, the Subsidiaries of Holdings (including the Borrower) or the Intermediate Obligors).
          “Intercompany Internal Debt” shall mean Intercompany Debt owing to Holdings, the Borrower or any Subsidiary Guarantor.
          “Interest Determination Date” shall mean, with respect to any Loan, the second Business Day prior to the commencement of any Interest Period relating to such Loan.
          “Interest Period” shall have the meaning provided in Section 2.08.
          “Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

          “Intermediate Obligors” shall mean Trico Cayman and Trico Holdco.
          “Investments” shall have the meaning provided in Section 10.06.
          “IRS” shall mean the Internal Revenue Service.
          “Issuing Lender” shall mean the Administrative Agent and any Lender (which, for purposes of this definition, also shall include any banking affiliate of any Lender which has agreed to issue Letters of Credit under this Agreement) which at the request of the Borrower and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) agrees, in such Lender’s sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 3.01.
          “Joint Lead Arrangers” shall mean Nordea Bank Finland plc, New York Branch and UniCredit Bank AG.
          “Lender” shall mean a Revolving Lender or a Term Lender or collectively, the Revolving Lenders and the Term Lenders, as the context may require, as well as any Person which becomes a “Lender” hereunder pursuant to Section 2.12 or Section 14.04(b).
          “Lender Default” shall mean, as to any Lender, (i) the wrongful refusal (which has not been retracted) of such Lender or the failure of such Lender to make available its portion of any Borrowing required to be made by it pursuant to the terms of this Agreement or to fund its portion of any unreimbursed payment with respect to a Letter of Credit pursuant to Section 3.03(c) or 3.04, (ii) such Lender having been deemed insolvent or having become the subject of a bankruptcy or insolvency proceeding or a takeover by a regulatory authority, or (iii) such Lender having notified the Administrative Agent, any Issuing Lender and/or any Credit Party (x) that it does not intend to comply with its obligations under Sections 2.01 or 2.04 in circumstances where such non-compliance would constitute a breach of such Lender’s obligations under the respective Section or (y) of the events described in preceding clause (ii); provided that, for purposes of (and only for purposes of) Sections 3.01(b)(iii) and 3.01(e) and any documentation entered into pursuant to the Letter of Credit Back-Stop Arrangements (and the term “Defaulting Lender” as used therein), the term “Lender Default” shall also include, as to any Lender, (i) any Affiliate of such Lender that has “control” (within the meaning provided in the definition of “Affiliate”) of such Lender having been deemed insolvent or having become the subject of a bankruptcy or insolvency proceeding or a takeover by a regulatory authority, (ii) any previously cured “Lender Default” of such Lender under this Agreement, unless such Lender Default has ceased to exist for a period of at least 90 consecutive days, (iii) any default by such Lender with respect to its obligations under any other credit facility to which it is a party and which any Issuing Lender or the Administrative Agent believes in good faith has occurred and is continuing, (iv) the failure of such Lender to make available its portion of any Revolving Loan Borrowing or to fund its portion of any unreimbursed payment with respect to a Letter of Credit pursuant to Section 3.03(c) or 3.04 within one Business Day of the date (x) the Administrative Agent (in its capacity as a Lender) or (y) Lenders constituting the Required Revolving Lenders with Revolving Loan Commitments has or have, as applicable, funded its or their portion thereof, and (v) the failure of such Lender to make available its portion of any Term Loan

Borrowing within one Business Day of the date that Lenders constituting the Required Term Lenders with Term Loan Commitments have funded their portion thereof.
          “Letter of Credit” shall have the meaning provided in Section 3.01(a).
          “Letter of Credit Back-Stop Arrangements” shall have the meaning provided in Section 3.01(b)(iii).
          “Letter of Credit Fee” shall have the meaning provided in Section 4.01(c).
          “Letter of Credit Outstandings” shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.
          “Letter of Credit Request” shall have the meaning provided in Section 3.02(a).
          “Lien” shall mean any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).
          “Liquidity” shall have the meaning provided in Section 10.13.
          “Loans” shall mean, collectively, the Revolving Loans and the Term Loans.
          “LTM Consolidated Cash Flow” shall have the meaning provided in Section 10.14.
          “Make-Whole Amount” shall mean, with respect to any repayment of Term Loans required by Section 5.02, or required as a result of Term Loans having become or being declared to be immediately due and payable pursuant to Section 11, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.
          “Make-Whole Settlement Date” shall mean, with respect to any Called Principal, the date on which such Called Principal is required to be prepaid pursuant to Section 5.02 or that has become or is declared to be immediately due and payable pursuant to Section 11.
          “Margin Stock” shall have the meaning provided in Regulation U.
          “Market Disruption Event” shall mean:
     (i) at or about noon New York City time on the Interest Determination Date for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Administrative Agent to determine the Eurodollar Rate for the relevant Interest Period; or

     (ii) before close of business in New York on the Interest Determination Date for the relevant Interest Period, the Administrative Agent receives notifications from Lenders the sum of whose Revolving Loan Commitments at such time equals at least 40% of the Total Revolving Loan Commitment that (i) the cost to such Lenders of obtaining matching deposits in the applicable interbank market for the relevant Interest Period would be in excess of the Eurodollar Rate for such Interest Period or (ii) such Lenders are unable to obtain funding in the applicable interbank market.
          “Material Adverse Effect” shall mean a material adverse effect (w) on the rights or remedies of the Lenders under the Credit Documents, taken as a whole, (x) or the ability of the Credit Parties and the Parent, taken as a whole, to perform its or their obligations to the Lenders or (y) on the property, assets, operations, liabilities or financial condition of the Credit Parties and the Parent, taken as a whole.
          “Mortgaged Vessels” shall mean, at any time, the Vessels that are subject to a first priority vessel mortgage under the Security Documents. On the Third Amendment Effective Date, the Mortgaged Vessels shall be the Vessels set forth on Schedule XI hereto.
          “Net Available Cash” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “NOK” shall mean lawful money of the Kingdom of Norway.
          “Non-Defaulting Lender” shall mean each Lender that is not a Defaulting Lender.
          “Non-Defaulting Revolving Lender” shall mean each Non-Defaulting Lender that is a Revolving Lender.
          “Non-Defaulting Term Lender” shall mean each Non-Defaulting Lender that is a Term Lender.
          “Non-US Lender” shall mean any Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code.
          “Nordea” shall have the meaning given to such term in the first paragraph of this Agreement.
          “Note” shall have the meaning provided in Section 2.05(a).
          “Noteholder Forbearance” shall mean that certain First Supplemental Indenture, dated as of June 17, 2010, to the Senior Notes Indenture, by and among the Borrower, the guarantors named therein and Deutsche Bank National Trust Company (successor trustee to Wells Fargo Bank, N.A.), as trustee (as in effect on the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto).
          “Notice of Borrowing” shall have the meaning provided in Section 2.03.

          “Notice Office” shall mean the office of the Administrative Agent located at 437 Madison Avenue, 21st Floor, New York, NY 10022, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
          “Obligations” shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.
          “Offering Memorandum” shall mean the offering memorandum, dated October 16, 2009, in respect of the Senior Notes.
          “OPA” shall mean the Oil Pollution Act of 1990, as amended, 33 U.S.C. § 2701 et. seq.
          “Option Vessel” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Other Hedging Agreement” shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.
          “Parent” shall have the meaning provided in the second recital hereto.
          “Parent Bankruptcy Case” shall mean the commencement of a bankruptcy case by Parent, Trico Cayman and/or Trico Holdco under Title 11 of the Bankruptcy Code or any other state or foreign bankruptcy statute.
          “Parent Credit Agreement” shall mean the Second Amended and Restated Credit Agreement, dated as of June 11, 2010, among the Parent, the guarantors from time to time party thereto, the Lenders from time to time party thereto, Nordea Bank Finland plc, New York Branch, as collateral agent, and Obsidian Agency Services, Inc., as administrative agent, as amended, supplemented, modified, amended and restated and/or refinanced in whole or in part from time to time.
          “PATRIOT Act” shall have the meaning provided in Section 14.21.
          “Payment Office” shall mean the office of the Administrative Agent located at 437 Madison Avenue, 21st Floor, New York, NY 10022, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
          “Permitted Collateral Liens” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Permitted Flag Jurisdiction” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).

          “Permitted Liens” shall have the meaning provided in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto).
          “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.
          “Plan” shall mean any pension plan as defined in Section 3(2) of ERISA, excluding any pension plan that is not subject to Title I or Title IV of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or a Subsidiary of Holdings or any ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which Holdings or a Subsidiary of Holdings or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.
          “Prepayment Premium” shall have the meaning provided in Section 5.01(e).
          “Projections” shall have the meaning provided in Section 8.05(d).
          “Quarterly Payment Date” shall mean the last Business Day of each March, June, September and December.
          “Real Property” of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds or licenses of land.
          “Reference Banks” shall mean the Joint Lead Arrangers or such other Person that becomes a Reference Bank pursuant to Section 2.09(f).
          “Reference Period” shall mean, with respect to any date, the most recently ended four fiscal quarters for which financial statements were required to be provided pursuant to Section 9.01(a) or Section 9.01(b).
          “Refinancing” shall mean the repayment of existing Indebtedness described under the caption “Use of Proceeds” in the Offering Memorandum, including, but not limited to, the Amended and Restated Credit Agreement, dated as of September 30, 2009, among the Borrower and Trico Subsea AS, as borrowers, Trico Subsea Holding AS and Trico Supply AS, as guarantors, the lenders party thereto from time to time party and the Administrative Agent, as administrative agent, that are intended to be consummated on the Effective Date.
          “Register” shall have the meaning provided in Section 14.17.
          “Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.
          “Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          “Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
          “Reinvestment Rate” shall mean, with respect to any Called Principal, 0.50% plus the yield reported as of 10:00 a.m. (New York time) on the Business Day next preceding the Make-Whole Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity of six months after such Make-Whole Settlement Date, as reported in the Wall Street Journal.
          “Release” shall mean actively or passively disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring, seeping, migrating or the like, into or upon any land or water or air, or otherwise entering into the environment.
          “Remaining Scheduled Payments” shall mean, with respect to any Called Principal, (i) all payments of interest on such Called Principal that would be due after the Make-Whole Settlement Date and on or prior to January 1, 2011 if no payment of such Called Principal were made prior to January 1, 2011 and (ii) a deemed payment on January 1, 2011 equal to such Called Principal plus the Prepayment Premium that would be due with respect to the Called Principal if the prepayment thereof were actually made on January 1, 2011.
          “Replaced Lender” shall have the meaning provided in Section 2.12.
          “Replacement Lender” shall have the meaning provided in Section 2.12.
          “Required Lenders” shall mean (i) if there are two Non-Defaulting Lenders or less, each Non-Defaulting Lender or (ii) if there are more than two Non-Defaulting Lenders, Non-Defaulting Lenders the sum of whose outstanding Commitments (or after the termination thereof, outstanding Loans and the Revolving Percentage of Letter of Credit Outstandings) represent an amount greater than 66-2/3% of the sum of the Total Commitments less the Commitments of all Defaulting Lenders (or after the termination thereof, the total outstanding Loans and the Revolving Percentage of Letter of Credit Outstandings of Non-Defaulting Lenders at such time).
          “Required Revolving Lenders” shall mean (i) if there are two Non-Defaulting Revolving Lenders or less, each Non-Defaulting Revolving Lender or (ii) if there are more than two Non-Defaulting Revolving Lenders, Non-Defaulting Revolving Lenders the sum of whose outstanding Revolving Commitments (or after the termination thereof, outstanding Revolving Loans and the Revolving Percentage of Letter of Credit Outstandings) represent an amount greater than 66-2/3% of the sum of the Total Revolving Commitment less the Revolving Commitments of all Defaulting Revolving Lenders (or after the termination thereof, the total outstanding Revolving Loans and the Revolving Percentage of Letter of Credit Outstandings of Non-Defaulting Revolving Lenders at such time).
          “Required Term Lenders” shall mean Non-Defaulting Term Lenders the sum of whose outstanding Term Commitments (or after the termination thereof, outstanding Term Loans) represent an amount greater than 50% of the Total Term Commitment less the Term

Commitments of all Defaulting Term Lenders (or after the termination thereof, the total outstanding Term Loans of Non-Defaulting Term Lenders at such time).
          “Returns” shall have the meaning provided in Section 8.09.
          “Revolving Lender” shall mean each financial institution listed on Schedule I as a “Revolving Lender”.
          “Revolving Loan” shall have the meaning provided in Section 2.01(a).
          “Revolving Loan Borrowing” shall mean the borrowing of Revolving Loans from all the Lenders (other than any Lender which has not funded its share of a Borrowing in accordance with this Agreement) having Revolving Loan Commitments on a given date, and which have the same Interest Period.
          “Revolving Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I hereto directly below the column entitled “Revolving Loan Commitment,” as the same may be (x) reduced from time to time pursuant to Sections 4.02 or 4.03, and/or, as a result of the acceleration of the Loans, pursuant to Section 11 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 2.12 or 14.04(b).
          “Revolving Loan Maturity Date” shall mean December 31, 2011.
          “Revolving Participant” shall have the meaning provided in Section 3.03(a).
          “Revolving Percentage” of any Revolving Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Commitment at such time, provided that if the Revolving Percentage of any Lender is to be determined after the Total Revolving Commitment has been terminated, then the Revolving Percentages of the Revolving Lenders shall be determined immediately prior (and without giving effect) to such termination.
          “Scheduled Commitment Reduction” shall have the meaning provided in Section 4.03(b).
          “Scheduled Commitment Reduction Date” shall mean the first Business Day of each January, April, July and October.
          “Screen Rate” shall have the meaning specified in the definition of Eurodollar Rate.
          “SEC” shall mean the Securities and Exchange Commission.
          “Second Amendment” shall mean the Second Amendment and Forbearance to Credit Agreement dated as of June 17, 2010.

          “Second Amendment Effective Date” shall have the meaning provided in Section 7.05 of the Second Amendment.
          “Section 5.04(b)(ii) Certificate” shall have the meaning provided in Section 5.04(b)(ii).
          “Secured Creditors” shall mean the “Secured Parties” as defined in the Collateral Agency and Intercreditor Agreement.
          “Secured Obligations” shall have the meaning provided in the Collateral Agency and Intercreditor Agreement.
          “Securities Act” shall mean the Securities Act of 1933, as amended.
          “Security Documents” shall have the meaning provided in the Collateral Agency and Intercreditor Agreement.
          “Senior Notes” shall mean the 11.875% Senior Secured Notes of the Borrower, due November 1, 2014 issued pursuant to the Senior Notes Indenture.
          “Senior Notes Documentation” shall mean the Senior Notes and all other documents, instruments and agreements executed and delivered in connection with the Senior Notes, including the Senior Notes Indenture, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.
          “Senior Notes Indenture” shall mean the Indenture, dated as of October 30, 2009, pursuant to which the Senior Notes have been issued, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.
          “Senior Notes Trustee” shall mean Wells Fargo Bank, N.A., as trustee under the Senior Notes Indenture and any successor thereto.
          “Stated Amount” of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met). The Stated Amount of a Letter of Credit denominated in a currency other than Dollars shall be the Dollar Equivalent thereof.
          “Sterling” and the designation “£” shall mean the lawful currency of the United Kingdom.
          “Subsidiaries Guaranty” shall have the meaning provided in Section 6.10(a).
          “Subsidiary” shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.
          “Subsidiary Guarantor” shall mean each Subsidiary of Holdings that executes and delivers any Subsidiaries Guaranty, unless and until such time as the respective Subsidiary is released from all of its obligations under any relevant Subsidiaries Guaranty in accordance with the terms and provisions thereof.
          “Taxes” shall have the meaning provided in Section 5.04(a).
          “Term Commitments” shall mean the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments.
          “Term Lenders” shall mean, collectively, the Tranche A Term Lenders and the Tranche B Term Lenders.
          “Term Loan Borrowing” shall mean a Tranche A Term Loan Borrowing or a Tranche B Term Loan Borrowing, as the context may require.
          “Term Loan Maturity Date” shall mean January 31, 2014.
          “Term Loans” shall mean, collectively, the Tranche A Term Loans and the Tranche B Term Loans.
          “Third Amendment” shall mean the Third Amendment and Forbearance Agreement to Credit Agreement dated as of June 29, 2010.
          “Third Amendment Effective Date” shall have the meaning provided to such term in the Third Amendment.
          “TMS Guaranty” shall have the meaning provided in Section 6.10(b).
          “TMS Intercompany Indebtedness” shall mean the Indebtedness in the initial principal amount of $395,000,000 incurred by the Borrower from the Parent pursuant to a loan agreement dated May 15, 2008.
          “Total Commitments” shall mean the sum of the Total Revolving Commitments, the Total Tranche A Term Loan Commitments and the Total Tranche B Term Loan Commitments.
          “Total Revolving Commitment” shall mean, at any time, (i) $15,000,000 minus (ii) the sum of the aggregate amount of (x) any voluntary reductions to the Total Revolving Commitment made pursuant to Section 4.02 after the Third Amendment Effective Date and (y) mandatory reductions to the Total Revolving Commitment required to be made pursuant to Sections 4.03(b) through 4.03(e) after the Third Amendment Effective Date.
          “Total Term Commitments” shall mean the sum of the Total Tranche A Term Loan Commitments and the Total Tranche B Term Loan Commitments.

          “Total Tranche A Term Loan Commitment” shall mean, at any time, (i) $50,000,000 minus (ii) the sum of the aggregate amount of (x) any voluntary reductions to the Total Tranche A Term Loan Commitment made pursuant to Section 4.02 at or before such time and (y) mandatory reductions to the Total Tranche A Term Loan Commitment required to be made pursuant to Sections 4.03(c) through 4.03(e) at or before such time.
          “Total Tranche B Term Loan Commitment” shall mean, at any time, (i) $15,000,000 minus (ii) the sum of the aggregate amount of (x) any voluntary reductions to the Total Tranche B Term Loan Commitment made pursuant to Section 4.02 at or before such time and (y) mandatory reductions to the Total Tranche B Term Loan Commitment required to be made pursuant to Sections 4.03(c) through 4.03(e) at or before such time.
          “Total Unutilized Revolving Commitment” shall mean at any time, the Total Revolving Commitment at such time less the Aggregate Revolving Exposure at such time.
          “Tranche A Term Lender” shall mean each financial institution listed on Schedule I as a “Tranche A Term Lender”.
          “Tranche A Term Loan” shall have the meaning provided in Section 2.01(b).
          “Tranche A Term Loan Borrowing” shall mean the borrowing of Tranche A Term Loans from all the Tranche A Term Lenders (other than any Tranche A Term Lender which has not funded its share of a Tranche A Term Loan Borrowing in accordance with this Agreement) having Tranche A Term Loan Commitments on a given date.
          “Tranche A Term Loan Commitment” shall mean, for each Tranche A Term Lender, the amount set forth opposite such Tranche A Term Lender’s name in Schedule I hereto directly below the column entitled “Tranche A Term Loan Commitment,” as the same may be (x) reduced from time to time as a result of the acceleration of the Tranche A Term Loans, pursuant to Section 11 or (y) adjusted from time to time as a result of assignments to or from such Tranche A Term Lender pursuant to Section 2.12 or 14.04(b).
          “Tranche A Term Loan Commitment Termination Date” shall mean the date 6 months from and after the Third Amendment Effective Date.
          “Tranche A Yield Enhancement” shall have the meaning provided in Section 3.01(g).
          “Tranche B Term Lender” shall mean each financial institution listed on Schedule I as a “Tranche B Term Lender”.
          “Tranche B Term Loan” shall have the meaning provided in Section 2.01(c).
          “Tranche B Term Loan Borrowing” shall mean the borrowing of Tranche B Term Loans from all the Tranche B Term Lenders (other than any Tranche B Term Lender which has not funded its share of a Tranche B Term Loan Borrowing in accordance with this Agreement) having Tranche B Term Loan Commitments on a given date.

          “Tranche B Term Loan Commitment” shall mean, for each Tranche B Term Lender, the amount set forth opposite such Tranche B Term Lender’s name in Schedule I hereto directly below the column entitled “Tranche B Term Loan Commitment,” as the same may be (x) reduced from time to time as a result of the acceleration of the Tranche B Term Loans or Section 11 or (y) adjusted from time to time as a result of assignments to or from such Tranche B Term Lender pursuant to Section 2.12 or 14.04(b).
          “Tranche B Term Loan Commitment Termination Date” shall mean March 31, 2011.
          “Tranche B Yield Enhancement” shall have the meaning provided in Section 3.01(h).
          “Transaction” shall mean, collectively, (i) the entering into of the Third Amendment and the amendments to the Credit Documents to be entered into as a condition to the Third Amendment, the incurrence of Loans and the issuance of Letters of Credit hereunder and (ii) the payment of fees and expenses in connection with the foregoing.
          “Treaty” shall mean the Treaty establishing the European Community being the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986, the Maastricht Treaty (which was signed in Maastricht on February 7, 1992) and the Treaty of Amsterdam (which was signed in Amsterdam on October 2, 1997).
          “Trico Cayman” shall have the meaning provided in the first paragraph of this Agreement.
          “Trico Cayman Intercompany Indebtedness” shall mean the Indebtedness in the initial principal amount of $33,486,076.35 incurred by Holdings from Trico Cayman, acting through its general partner, Trico Holdco, pursuant to a loan agreement dated as of November 8, 2007, as amended.
          “Trico Holdco” shall have the meaning provided in the first paragraph of this Agreement.
          “Trico Supply Intercompany Indebtedness” shall mean the Indebtedness in the initial principal amount of $194,000,000 incurred by Holdings from Trico Marine Operators, Inc. pursuant to a promissory note dated November 8, 2007, as amended.
          “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.
          “United States” and “U.S.” shall each mean the United States of America.
          “Unpaid Drawing” shall have the meaning provided in Section 3.04(a). The principal amount of Unpaid Drawings in respect of a Letter of Credit denominated in a currency other than Dollars shall be the Dollar Equivalent thereof.
          “Utilization Fee” shall have the meaning provided in Section 4.01(b).

          “Vessel” shall mean a multi-purpose service vessel, platform supply vessel, subsea platform supply vessel, supply vessel, trenching and protection support vessel, anchor handling, towing and supply vessel, crew boat, line handling vessel, tanker, bulk carrier, barge, container vessel, reefer vessel, tug boat, push boat, off shore supply vessel, floating storage production unit, barge and in general any floating craft whose purpose may be partially or wholly to (i) deploy, procure, process, transport, load, discharge, transfer or store lawful cargo, drilling products, water or fuel, (ii) transport crew, personnel or passengers or (iii) support construction, repair, maintenance and subsea work, and all related spares, stores, equipment, additions and improvement equipment related to such work whether it is attached to such vessel or not, in each case used in a Permitted Business (as defined in the Senior Note Indenture).
          “Vessel Mortgage” shall mean a first preferred mortgage and deed of covenants, as applicable, as such mortgage and deed of covenants may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
          “Working Capital Pro Rata Share Percentage” shall mean, as to any Lost Mortgaged Vessel (as defined in the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto) or Sold Mortgaged Vessel (as defined in the Senior Notes Indenture as so in effect) or Sold Vessel Owning Guarantor (as defined in the Senior Notes Indenture as so in effect), a fraction the numerator of which is the aggregate amount of Commitments (or, if such Commitments have been terminated, the sum of the principal amount of Loans and 105% of the Stated Amount of Letters of Credit then outstanding) respectively, on the Sale Date (as defined in the Senior Notes Indenture as so in effect) or Loss Date (as defined in the Senior Notes Indenture as so in effect), and the denominator of which is the sum of the principal amount of Senior Notes then outstanding and the aggregate amount of Commitments (or, if such Commitments have been terminated, the sum of the principal amount of Loans and 105% of the Stated Amount of Letters of Credit then outstanding), respectively, on such date.
          “Yield Enhancement Letter” shall mean that certain Yield Enhancement Letter dated as of June 22, 2010 by and among the Borrower and the New Lenders (as defined in the Third Amendment).
          Section 2. Amount and Terms of Credit Facility.
          2.01 Loans and Commitments.
          (a) Subject to and upon the terms and conditions set forth herein, each Revolving Lender severally agrees to make at any time on or after the Effective Date and prior to the Revolving Loan Maturity Date revolving loans (each a “Revolving Loan” and, collectively “Revolving Loans”) to the Borrower, which Revolving Loans (A) shall be made and maintained in Dollars, (B) shall bear interest in accordance with Section 2.07, (C) may only be incurred on a date occurring prior to the Revolving Loan Maturity Date, (D) may be repaid and reborrowed in accordance with the provisions hereof, (E) shall not exceed for any Revolving Lender at any time that aggregate principal amount outstanding which, when added to such Revolving Lender’s Revolving Percentage of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, equals the Revolving Loan Commitment of such Revolving Lender at such time and (F) shall not be required to be made by any Revolving Lender if, after giving effect thereto, the Aggregate Revolving Exposure would exceed the then applicable Total Revolving Commitment.
          (b) Subject to and upon the terms and conditions set forth herein, each Tranche A Term Lender severally agrees to make at any time on or after the Third Amendment Effective Date and prior to the Tranche A Term Loan Commitment Termination Date term loans (each a “Tranche A Term Loan”) requested by Borrower hereunder, which Tranche A Term Loans (A) shall be made and maintained in Dollars, (B) shall bear interest in accordance with Section 2.07, (C) may only be incurred on a date occurring prior to the Tranche A Term Loan Commitment Termination Date, (D) may not be reborrowed if repaid, (E) shall not exceed for any Tranche A Term Lender at any time that aggregate principal amount outstanding which at such time equals the Tranche A Term Loan Commitment of such Tranche A Term Lender at such time, (F) shall not be required to be made by any Tranche A Term Lender if, after giving effect thereto, the Aggregate Tranche A Term Loan Exposure would exceed the then applicable Total Tranche A Term Loan Commitment, (G) may only be drawn by the Borrower pursuant to one Borrowing on the Third Amendment Effective Date and two additional Borrowings after the Third Amendment Effective Date but prior to the Tranche A Term Loan Commitment Termination Date and (H) shall not be required to be made by any Tranche A Term Lender if, after giving effect thereto, the Aggregate Term Loan Exposure would exceed the amount then permitted pursuant to Section 4.07(1) of the Senior Note Indenture minus the amount of the Total Revolving Commitment at such time.
          (c) Subject to and upon the terms and conditions set forth herein, each Tranche B Term Lender severally agrees to make at any time on or after the Third Amendment Effective Date and prior to the Tranche B Term Loan Commitment Termination Date term loans (each a “Tranche B Term Loan”) requested by Borrower hereunder, which Tranche B Term Loans (A) shall be made and maintained in Dollars, (B) shall bear interest in accordance with Section 2.07, (C) may only be drawn by the Borrower on a date occurring prior to the Tranche B Term Loan Commitment Termination Date, (D) may not be reborrowed if repaid, (E) shall not exceed for any Tranche B Term Lender at any time that aggregate principal amount outstanding which at such time equals the Tranche B Term Loan Commitment of such Tranche B Term Lender at such time, (F) shall not be required to be made by any Tranche B Term Lender if, after giving effect thereto, the Aggregate Tranche B Term Loan Exposure would exceed the then applicable Total Tranche B Term Loan Commitment, (G) may only be drawn by the Borrower pursuant to one Borrowing after the Third Amendment Effective Date but prior to the Tranche B Term Loan Commitment Termination Date, (H) may only be drawn if prior to or concurrently with such Borrowing, the Total Revolving Commitment is terminated and all Obligations to the Issuing Lender, the Revolving Lenders and the Administrative Agent have been, or are concurrently, paid in full in cash or, with respect to each Letter of Credit outstanding at such time, cash collateralized in accordance with the provisions of Section 5.02(a) with respect to such Letter of Credit and (I) shall not be required to be made by any Tranche B Term Lender if, after giving effect thereto, the Aggregate Term Loan Exposure would exceed the amount then permitted pursuant to Section 4.07(1) of the Senior Note Indenture minus the amount of the Total Revolving Commitment at such time.

          2.02 Minimum Amount of Each Borrowing; Limitation on Number of Borrowings. The aggregate principal amount of (i) each Revolving Borrowing shall not be less than $1,000,000, (ii) each Tranche A Term Loan Borrowing shall not be less than $10,000,000 and in multiples of $1,000,000 in excess thereof (or if less, the entire remaining Aggregate Tranche A Term Loan Commitments) and (iii) the Tranche B Term Loan Borrowing shall be the full amount permitted to be funded hereunder on the date of such Borrowing. More than one Borrowing may occur on the same date.
          2.03 Notice of Borrowing. (a) Whenever the Borrower desires to request (i) a Revolving Borrowing or a Tranche A Term Loan Borrowing hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least three Business Days’ prior notice of each Revolving Loan and Tranche A Term Loan to be incurred hereunder and (ii) the Tranche B Term Loan Borrowing, the Borrower shall give the Administrative Agent at the Notice Office at least ten Business Days’ prior notice of the Tranche B Term Loans to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York City time) on such day. Each such notice (each, a “Notice of Borrowing”), except as otherwise expressly provided in Section 2.09, shall be irrevocable and shall be given by the Borrower substantially in the form of Exhibit A, appropriately completed to specify: (i) whether the requested Borrowing is a Revolving Loan, a Tranche A Term Loan or a Tranche B Term Loan, as applicable, (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (iii) the date of such Borrowing (which shall be a Business Day), (iv) if such Borrowing is for Revolving Loans, the initial Interest Period to be applicable thereto and (v) to which account the proceeds of such Loans are to be deposited. The Administrative Agent shall promptly give each Lender which is required to make Loans, notice of such proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.
          (b) Without in any way limiting the obligation of the Borrower to deliver a written Notice of Borrowing in accordance with Section 2.03(a), the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower prior to receipt of the Notice of Borrowing. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of such telephonic notice of such Borrowing of Loans, absent manifest error.
          2.04 Disbursement of Funds. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing, each Lender will make available its pro rata portion of each such Borrowing requested to be made on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office and the Administrative Agent will make available to the Borrower (prior to 1:00 p.m. (New York time) on such day to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) on such day) at the Payment Office, in the account specified in the applicable Notice of Borrowing, the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If the Administrative Agent makes such corresponding amount available to the Borrower but such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, at the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 2.07. Nothing in this Section 2.04 shall be deemed to relieve any Lender of its obligation to make Loans hereunder or to prejudice any rights the Borrower may have against any Lender as a result of such Lender’s failure to make Loans hereunder.
          2.05 Notes. (a) The Borrower’s obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 14.17 and shall, if requested by such Lender, be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each a “Note” and, collectively, the “Notes”).
          (b) Each Note shall (i) be executed by the Borrower, (ii) be payable to such Lender and be dated the Effective Date (or, in the case of Notes issued after the Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment, Tranche A Term Loan Commitment or Tranche B Term Loan Commitment, as applicable, of such Lender on the Effective Date before giving effect to any reductions thereto on such date (or, in the case of Notes issued after the Effective Date, be in a stated principal amount equal to the Revolving Loan Commitment, Tranche A Term Loan Commitment or Tranche B Term Loan Commitment, as applicable, of such Lender on the date of the issuance thereof) and be payable in the principal amount of the Loans evidenced thereby, (iv) with respect to each Loan evidenced thereby, be payable in Dollars, (v) mature on the Revolving Loan Maturity Date or the Term Loan Maturity Date, as applicable, (vi) bear interest as provided in Section 2.07, (vii) be subject to voluntary prepayment and mandatory repayment as provided in Sections 5.01 and 5.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.
          (c) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby.

Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower’s obligations in respect of such Loans.
          (d) Notwithstanding anything to the contrary contained above in this Section 2.05 or elsewhere in this Agreement, Notes shall be delivered only to Lenders that at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by Borrower that would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the Credit Documents. Any Lender that does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (c). At any time (including, without limitation, to replace any Note that has been destroyed or lost) when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to such Lender the requested Note in the appropriate amount or amounts to evidence such Loans; provided that, in the case of a substitute or replacement Note, the Borrower shall have received from such requesting Lender (i) an affidavit of loss or destruction and (ii) a customary lost/destroyed Note indemnity, in each case in form and substance reasonably acceptable to the Borrower and such requesting Lender, and duly executed by such requesting Lender.
          2.06 Pro Rata Borrowings. All Borrowings of (i) Revolving Loans under this Agreement shall be incurred from the Revolving Lenders pro rata on the basis of their Revolving Loan Commitments, (ii) Tranche A Term Loans under this Agreement shall be incurred from the Tranche A Term Lenders pro rata on the basis of their Tranche A Term Loan Commitments and (iii) Tranche B Term Loans under this Agreement shall be incurred from the Tranche B Term Lenders pro rata on the basis of their Tranche B Term Loan Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.
          2.07 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date of Borrowing thereof until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to (x) with respect to the Revolving Loans, the sum of the Applicable Margin as in effect from time to time during such Interest Period plus the Eurodollar Rate for such Interest Period and (y) with respect to the Term Loans (A) from the Third Amendment Effective Date until June 30, 2013, 13.50% per annum and (y) thereafter, 14.50% per annum.
          (b) After the occurrence and during the continuance of any Event of Default, interest shall accrue on all Obligations (in the case of interest to the extent permitted by law) from the due date up to the date of actual payment (both before and after judgment) (i) for Term Loans, at a rate equal to 2% above the otherwise then-applicable interest rate for Term Loans and (ii) for all other Obligations, at a rate which, subject to paragraph (c) below, is equal to 2% plus the rate which would otherwise have been payable on the Revolving Loans. Any interest accruing under this Section 2.07(b) shall be immediately payable by the Borrower on demand by the Administrative Agent or, in the case of the Term Loans, the Required Term Lenders.
          (c) If any overdue amount consists of all or part of a Revolving Loan which became due on a day which was not the last day of an Interest Period relating to that Revolving Loan:
(i) the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and
(ii) the rate of interest applying to the overdue amount during that first Interest Period shall be 2% plus the rate which would have applied if the overdue amount had not become due.
          Default interest (if unpaid) will be compounded at the end of each Interest Period with respect to Revolving Loans and monthly with respect to Term Loans but will remain immediately due and payable.
          (d) Accrued (and theretofore unpaid) interest in respect of Revolving Loans shall be payable on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. Accrued (and theretofore unpaid) interest in respect of Term Loans shall be payable on the first day of each calendar month, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.
          (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to the Revolving Loans to be made pursuant to the applicable Borrowing and shall promptly notify the Borrower and the Revolving Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.
          (f) All calculations of interest shall be based on a 360-day year and actual days elapsed.
          2.08 Interest Periods. (a) At the time the Borrower gives a Notice of Borrowing in respect of the making of any Revolving Loan (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to such Revolving Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an “Interest Period”) applicable to such Revolving Loan, which Interest Period shall, at the option of the Borrower, be a three or six-month period (or such other period as may be agreed upon by all Revolving Lenders, it being understood, however, that during the one month period preceding the Revolving Loan Maturity Date, the Borrower, with the consent of the Revolving Lenders, may select an Interest Period of less than three months so long as such Interest Period ends no later than the Revolving Loan Maturity Date); provided that:
     (i) all Revolving Loans comprising a Borrowing shall at all times have the same Interest Period;
     (ii) the initial Interest Period for any Revolving Loan shall commence on the date of Borrowing of such Revolving Loan (if initially borrowed as a Revolving Loan), and each Interest Period occurring thereafter in respect of such Revolving Loan shall commence on the day immediately following the day on which the immediately preceding Interest Period applicable thereto expires;
     (iii) if any Interest Period relating to a Revolving Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;
     (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the first succeeding Business Day; provided, however, that if any Interest Period for a Revolving Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
     (v) no Interest Period longer than three months may be selected at any time when an Event of Default is then in existence;
     (vi) no Interest Period in respect of any Revolving Loan Borrowing shall be selected which extends beyond the Revolving Loan Maturity Date; and
     (vii) the Interest Period in respect of the interest payable pursuant to Section 2.07(b) shall be selected by the Administrative Agent pursuant to such Section.
          If by 11:00 A.M. (New York time) on the third Business Day preceding the expiration of any Interest Period applicable to a Borrowing of Revolving Loans, the Borrower has failed to elect a new Interest Period to be applicable to such Revolving Loans as provided above, the Borrower shall be deemed to have elected a one month Interest Period to be applicable to such Revolving Loans effective as of the expiration date of such current Interest Period.
          2.09 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):
     (i) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on such Loan or any other amounts payable hereunder (except for the imposition of, or any change in, the rate of any Excluded Tax), but without duplication of any increased costs with respect to Taxes which are addressed in Section 5.04, or (B) a change in official reserve requirements but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate, and/or (y) other circumstances arising since the Effective Date affecting such Lender, the applicable interbank market or the position of such Lender in such market (whether or not such Lender was a Lender at the time of such occurrence); or
     (ii) at any time, that the making or continuance of any Loan has been made unlawful by any law or governmental rule, regulation or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which such Lender customarily complies even though the failure to comply therewith would not be unlawful);
then, and in any such event, such Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, the Borrower agrees to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (with the written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender in accordance with the foregoing to be, absent manifest error, final and conclusive and binding on all the parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower’s obligations to pay additional amounts pursuant to this Section 2.09(a) upon the subsequent receipt of such notice) and (y) in the case of clause (ii) above, the Borrower shall take one of the actions specified in Section 2.09(b) as promptly as possible and, in any event, within the time period required by law.
          (b) At any time that any Loan is affected by the circumstances described in Section 2.09(a)(i) or (ii), the Borrower may (and in the case of a Loan affected by the circumstances described in Section 2.09(a)(ii) shall) either (x) if the affected Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 2.09(a)(i) or (ii) or (y) if the affected Loan is then outstanding, upon at least three Business Days’ written notice to the Administrative Agent, in the case of any Loan, repay all outstanding Borrowings which include such affected Loans in full in accordance with the applicable requirements of Section 5.01; provided that (i) if the circumstances described in Section 2.09(a)(ii) apply to any Loan, the Borrower may, in lieu of taking the actions described above, maintain such Loan outstanding, in which case, the Eurodollar Rate shall be determined on the basis provided in the proviso to the definition of Eurodollar Rate, unless the maintenance of such Loan outstanding on such basis would not stop the conditions described in Section 2.09(a)(ii) from existing (in which case the actions described above, without giving effect to this proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.09(b).
          (c) If any Lender shall have determined that the adoption or effectiveness, after the Effective Date, of any applicable law, rule or regulation regarding capital adequacy, or any change after the Effective Date therein, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or such other corporation’s capital or assets as a consequence of such Lender’s Commitments hereunder or its obligations hereunder to the Borrower to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or such other corporation’s policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the next succeeding sentence of this clause (c), such Borrower agrees (to the extent applicable) to pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction in the rate of return to such Lender or such other corporation. Each Lender, upon determining in good faith (and using reasonable averaging and attribution methods) that any additional amounts will be payable pursuant to this Section 2.09(c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth such Lender’s basis for asserting its rights under this Section 2.09(c) and the calculation, in reasonable detail, of such additional amounts claimed hereunder, although the failure to give any such notice shall not release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.09(c) upon the subsequent receipt of such notice. A Lender’s good faith determination of compensation owing under this Section 2.09(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.
          (d) If a Market Disruption Event occurs in relation to a Revolving Loan for any Interest Period, then the rate of interest on each Lender’s share of that Revolving Loan for the Interest Period shall be the percentage rate per annum which is the sum of:
     (i) the Applicable Margin; and
     (ii) the rate which is the arithmetic average of the rates (rounded upward to the nearest 1/100 of one percent) determined by the Reference Banks on the Interest Determination Date for such Interest Period to be that which expresses as a percentage rate per annum the cost to each such Reference Bank of funding its participation in that Loan for a period equivalent to such Interest Period from whatever source it may reasonably select; provided that (x) in the event that none or only one of the Reference Banks supplies a rate to the Administrative Agent as contemplated by this clause (ii), the rate for each Revolving Lender for such Interest Period shall be the rate determined on the Interest Determination Date for such Interest Period by such Revolving Lender to be that which expresses as a percentage rate per annum the cost to such Revolving Lender of funding its participation in that Revolving Loan for a period equivalent to such Interest Period from whatever source it may reasonably select, and (y) the rate provided by a Reference Bank or Revolving Lender pursuant to this clause (ii) shall, absent manifest error, be final and conclusive and binding on all the parties hereto and shall not be disclosed to any other Revolving Lender and shall be held as confidential by the Administrative Agent and the Borrower.
          (e) If a Market Disruption Event occurs and the Administrative Agent or the Borrower so requires, the Administrative Agent and the Borrower shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing to a substitute basis for determining the rate of interest. Any alternative basis agreed pursuant to the immediately preceding sentence shall, with the prior consent of all the Revolving Lenders and the Borrower, be binding on all parties. If no agreement is reached pursuant to this clause (e), the rate provided for in clause (d) above shall apply for the entire Interest Period.
          (f) If any Reference Bank ceases to be a Revolving Lender under this Agreement, (x) it shall cease to be a Reference Bank and (y) the Administrative Agent shall, with the approval (which shall not be unreasonably withheld) of the Parent, nominate as soon as reasonably practicable another Revolving Lender to be a Reference Bank in place of such Reference Bank.
          2.10 Compensation. The Borrower agrees to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any such loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Loans but excluding loss of anticipated profits) which such Lender may sustain in respect of Loans made to the Borrower: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing does not occur on a date specified therefor in a Notice of Borrowing (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 2.09(a)); (ii) if any prepayment or repayment (including any prepayment or repayment made pursuant to Section 2.09(a), Section 5.01, Section 5.02 or as a result of an acceleration of the Loans pursuant to Section 11) of any of its Loans, or assignment of any of its Loans pursuant to Section 2.12, occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of any other default by the Borrower to repay Loans or make payment on any Note held by such Lender when required by the terms of this Agreement.
          2.11 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 2.09(a)(i) or (ii), Section 2.09(b) or Section 5.04 with respect to such Lender, it will, if requested by the Borrower use reasonable good faith efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 2.11 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender provided in Section 2.09 and Section 5.04.
          2.12 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans, (y) upon the occurrence of any event giving rise to the operation of Section 2.09(a)(i) or (ii), Section 2.09(b) or Section 5.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, or (z) as provided in Section 14.12(b) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Revolving Lenders and the Required Term Lenders, the Borrower shall have the right to either replace such Lender (the “Replaced Lender”) with one or more other Eligible Transferee or Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the “Replacement Lender”) and each of whom shall be required to be reasonably acceptable to the Administrative Agent, provided that:
     (i) at the time of any replacement pursuant to this Section 2.12, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 14.04(b) (and with all fees payable pursuant to said Section 14.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender, and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum (without duplication) of (I) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender and (II) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 4.01; and
     (ii) all obligations of the Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid by the Borrower in full to such Replaced Lender concurrently with such replacement.
          Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 2.09, 2.10, 5.04, 12.06 and 14.01), which shall survive as to such Replaced Lender.
          2.13 Termination of Revolving Lender Commitments. If at any time (whether before, on or after the Tranche B Term Loan Commitment Termination Date) either (x) a Default or an Event of Default has occurred and is continuing, (y) the Required Revolving Lenders refuse to consent to any proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Term Lenders or (z) any Revolving Lender becomes a Defaulting Revolving Lender, the Required Term Lenders shall have the option to cause the Borrower to (i) terminate the Revolving Lenders’ Revolving Loan Commitments (at which time Schedule I shall be deemed modified to reflect the changed Commitments) and (ii) borrow all then available Tranche B Term Loans and use the proceeds thereof to repay all amounts owing to the Revolving Lenders under this Agreement and to cash collateralize all outstanding Letters of Credit; provided, however, that the Required Term Lenders may only cause the Borrower to terminate Revolving Loan Commitments pursuant to clause (i) above to the extent that the Borrower is permitted to draw Tranche B Term Loans to repay the resulting amount owing to the Revolving Lenders pursuant to clause (ii) above. Notwithstanding anything herein to the contrary, in connection with any Tranche B Term Loan Borrowing pursuant to this Section 2.13, the Required Term Lenders shall have the right, in their sole and absolute discretion, to waive satisfaction of any conditions precedent to such Credit Event set forth in Section 7.
          Section 3. Letters of Credit
          3.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Lender issue, at any time on and after the Effective Date and prior to the 30th day prior to the Revolving Loan Maturity Date, for the account of any Credit Party, irrevocable sight standby letters of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a “Letter of Credit”); provided that the Issuing Lender shall not issue any Letter of Credit that would mature after a Scheduled Commitment Reduction Date if the Stated Amount of such Letter of Credit together with all other Letters of Credit expiring after such Scheduled Commitment Reduction Date would exceed the Total Revolving Commitments after giving effect to the Scheduled Commitment Reduction on such Scheduled Commitment Reduction Date. All Letters of Credit shall be denominated in Dollars, or one of the Alternate Currencies, and shall be issued on a sight draft basis.
          (b) Subject to the terms and conditions contained herein, each Issuing Lender hereby agrees that it will, at any time and from time to time on or after the Effective Date and prior to the 30th day prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of any Credit Party one or more Letters of Credit in support of such obligations that do not violate the corporate policy of the Issuing Lender and as are permitted to remain outstanding without giving rise to a Default or Event of Default hereunder, provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:
     (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it; or
     (ii) such Issuing Lender shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 3.02(b); or
     (iii) a Lender Default exists, unless such Issuing Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate such Issuing Lender’s risk with respect to the participation in Letters of Credit of any Defaulting Lender(s) (it being understood that cash collateralizing each Defaulting Lender’s Revolving Percentage of the Letter of Credit Outstandings with respect to such Letters of Credit in an amount equal to 105% of such Defaulting Lender’s Revolving Percentage of Letter of Credit Outstandings is satisfactory) (such arrangements, the “Letter of Credit Back-Stop Arrangements”).
          (c) Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $10,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding, an amount equal to the Total Revolving Commitment at such time, and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs 12 months after the date of the issuance thereof (although any such Letter of Credit shall be extendible for successive periods of up to 12 months, but, in each case, not beyond the tenth Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the respective Issuing Lender) and (B) 10 Business Days prior to the Revolving Loan Maturity Date.
          (d) If any Revolving Lender becomes a Defaulting Lender at any time that any Letter of Credit is outstanding, the Borrower shall enter into Letter of Credit Back-Stop Arrangements with the relevant Issuing Lender no later than five Business Days after the date such Revolving Lender becomes a Defaulting Lender (or such later date as the Issuing Lender shall otherwise agree in its sole discretion).
          3.02 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the Borrower desires that a Letter of Credit be issued, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days’ (or such shorter period as is acceptable to the respective Issuing Lender) written notice prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be substantially in the form of Exhibit J (each a “Letter of Credit Request”).
          (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 3.01(c). Unless the respective Issuing Lender determines that, or has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 7 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 3.01(c), then such Issuing Lender shall issue the requested Letter of Credit for the account of the relevant Credit Party in accordance with such Issuing Lender’s usual and customary practices.
          (c) The initial Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to the respective Issuing Lender.
          3.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Revolving Lender with a Revolving Loan Commitment, other than such Issuing Lender (each such Revolving Lender, in its capacity under this Section 3.03, a “Revolving Participant”), and each such Revolving Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Revolving Participant’s Revolving Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Revolving Percentages of the Lenders pursuant to Sections 2.12 or 14.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 3.03 to reflect the new Revolving Percentages of the assignor and assignee Revolving Lender or of all Revolving Lenders with Revolving Loan Commitments, as the case may be.
          (b) In determining whether to pay under any Letter of Credit, such Issuing Lender shall have no obligation relative to the other Revolving Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to any Credit Party or any Revolving Lender.
          (c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 3.04(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Revolving Participant, of such failure, and each Revolving Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuing Lender the amount of such Revolving Participant’s Revolving Percentage (as relates to the respective Letter of Credit) of such unreimbursed payment in the same currency as the applicable Letter of Credit was issued and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Revolving Participant required to fund a payment under a Letter of Credit, such Revolving Participant shall make available to the Administrative Agent at the Payment Office for the account of such Issuing Lender in the same currency as the applicable Letter of Credit was issued such Revolving Participant’s Revolving Percentage (as relates to the respective Letter of Credit) of the amount of such payment on such Business Day in same day funds. If and to the extent such Revolving Participant shall not have so made its Revolving Percentage of the amount of such payment available to the Administrative Agent for the account of such Issuing Lender, such Revolving Participant agrees to pay to the Administrative Agent for the account of such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Issuing Lender at the overnight Federal Funds Rate. The failure of any Revolving Participant to make available to the Administrative Agent for the account of such Issuing Lender its Revolving Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Revolving Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuing Lender its Revolving Percentage of any such Letter of Credit on the date required, as specified above, but no Revolving Participant shall be responsible for the failure of any other Revolving Participant to make available to the Administrative Agent for the account of such Issuing Lender such other Revolving Participant’s Revolving Percentage of any such payment.
          (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received (for the account of any such Issuing Lender) any payments from the Revolving Participants pursuant to clause (c) above, such Issuing Lender shall forward such payment to the Administrative Agent, which in turn shall distribute to each Revolving Participant which has paid its Revolving Percentage thereof, in same day funds, an amount equal to such Revolving Participant’s share (based upon the proportionate aggregate amount originally funded by such Revolving Participant to the aggregate amount funded by all Revolving Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.
          (e) Each Issuing Lender shall, promptly after the issuance of, or amendment to, a Letter of Credit give the Administrative Agent and the Borrower written notice of such issuance or amendment, as the case may be, and such notice shall be accompanied by a copy of the issued Letter of Credit or amendment, as the case may be. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Participant, in writing, of such issuance or amendment and in the event a Revolving Participant shall so request, the Administrative Agent shall furnish such Revolving Participant with a copy of such issuance or amendment.
          (f) Each Issuing Lender shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding Letters of Credit issued by such Issuing Lender for the previous week. Upon request, the Administrative Agent shall, within 10 days after the last Business Day of each calendar month, deliver to each Revolving Participant a report setting forth for such preceding calendar month the aggregate daily Stated Amount available to be drawn under all outstanding Letters of Credit during such calendar month.
          (g) The obligations of the Revolving Participants to make payments to the Administrative Agent for the account of the respective Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

     (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;
     (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Lender, any Issuing Lender, any Revolving Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);
     (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
     (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or
     (v) the occurrence of any Default or Event of Default.
          3.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse each Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit issued by it (each such amount, so paid until reimbursed, an “Unpaid Drawing”), not later than the Business Day following receipt by the Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 11.05 shall have occurred and be continuing, in which case the Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Borrower)), with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum equal to the Eurodollar Rate (or, in the case of a drawing under a Letter of Credit denominated in a currency other than Dollars, the applicable Euro rate as determined by the Administrative Agent) for successive Interest Periods, each of a duration selected by the Administrative Agent plus the Applicable Margin; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the Business Day following the receipt by the Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 11.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum determined pursuant to Section 2.07(c) (using, in the case of drawings under Letters of Credit denominated in a currency other than U.S. Dollars, the applicable Euro rate as determined by the Administrative Agent), with such interest to be payable on demand. Each Issuing Lender shall give the Borrower prompt written notice of each Drawing under any Letter of Credit issued by it, provided that the failure to give any such notice shall in no way affect, impair or diminish the

Borrower’s obligations hereunder. In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it, the Borrower’s obligation under this Section 3.04 to reimburse the respective Issuing Lender shall be in the same currency as the applicable Letter of Credit was issued determined on the date of payment by the Issuing Lender under the Letter of Credit.
          (b) The obligations of the Borrower under this Section 3.04 to reimburse the respective Issuing Lender with respect to drawings on Letters of Credit (each, a “Drawing”) (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Lender (including in its capacity as Issuing Lender or Revolving Participant or as Revolving Participant), or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender’s only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to the Borrower or any other Credit Party.
          3.05 Increased Costs. If at any time, any Issuing Lender or any Revolving Participant determines that the introduction of or any change in, after the Effective Date, any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Revolving Participant with any request or directive issued by any such authority after the Effective Date (whether or not having the force of law), shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by any Issuing Lender or participated in by any Revolving Participant, or (b) impose on any Issuing Lender or any Revolving Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Revolving Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Revolving Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit, then, upon demand to the Borrower by such Issuing Lender or any Revolving Participant (a copy of which demand shall be sent by such Issuing Lender or such Revolving Participant to the Administrative Agent), the Borrower agrees to pay to such Issuing Lender or such Revolving Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Revolving Participant, upon determining that any additional amounts will be payable pursuant to this Section 3.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to such Borrower by such Issuing Lender or such Revolving Participant (a copy of which certificate shall be sent by such Issuing Lender or such Revolving Participant to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Revolving Participant, although the failure to give any such notice shall not release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 3.05. The certificate required to be delivered pursuant to this Section 3.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.
          3.06 Cash Collateral. If there are any Letters of Credit outstanding at the time the Revolving Loans are repaid in full and the Revolving Loan Commitments are terminated pursuant to Section 2.13, such Letters of Credit shall be (i) deemed to be no longer outstanding under this Agreement for all purposes hereof, (ii) cash collateralized with cash that is not subject to a Lien in favor of the Term Lenders so long as any of such Letters of Credit or any related obligations remain outstanding and (iii) supported by documentation evidencing the Letters of Credit obligations and the cash collateralization of such Letters of Credit, which documentation shall be entered into with the Borrower and the Revolving Lenders, as applicable, and shall be reasonably satisfactory to the Issuing Lender.
          Section 4. Commitment Commission; Reductions of Commitment.
          4.01 Commitment Commission. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Revolving Lender which is a Non-Defaulting Lender a commitment commission (the “Commitment Commission”), in Dollars, for the period from and including the Effective Date to and including the Revolving Loan Maturity Date (or such earlier date on which the Total Revolving Commitment has been terminated) computed at a rate per annum equal to 40% of the Applicable Margin then in effect on the daily undrawn portion of the Total Revolving Commitment. The accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Commitment is terminated.
          (b) The Borrower agrees to pay to the Administrative Agent for distribution to each Revolving Lender which is a Non-Defaulting Lender a utilization fee (the “Utilization Fee”), in Dollars, for each day that the Aggregate Revolving Exposure exceeds 50% of the Total Revolving Commitment computed at a rate per annum equal to 3% on the Aggregate Revolving Exposure on such day. The accrued Utilization Fee shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Commitment is terminated.
          (c) The Borrower agrees to pay to the Administrative Agent for distribution to each Revolving Lender (based on each such Revolving Lender’s respective Revolving Percentage), a fee in respect of each Letter of Credit (the “Letter of Credit Fee”) for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect from time to time on the daily Stated Amount of each such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date (or such earlier date upon which the Total Revolving Commitment is terminated).
          (d) The Borrower agrees to pay directly to each Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued by it (the “Facing Fee”) for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to 1/8 of 1% on the daily Stated Amount of such Letter of Credit, provided that in any event the minimum amount of Facing Fees payable in any twelve-month period for each Letter of Credit shall be not less than $500; it being agreed that, on the day of issuance of any Letter of Credit and on each anniversary thereof prior to the termination or expiration of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding twelve-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof. Except as otherwise provided in the proviso to the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Commitment upon which no Letters of Credit remain outstanding.
          (e) The Borrower agrees to pay, upon each payment (including any partial payment) under, issuance of, extension of, or amendment to, any Letter of Credit issued hereunder, such amount as shall at the time of such event be the administrative charge which the respective Issuing Lender is generally charging in connection with such occurrence with respect to letters of credit.
          (f) The Borrower shall pay to the Administrative Agent, for the Administrative Agent’s own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.
          (g) The Borrower agrees to pay to the Administrative Agent for distribution to each Tranche A Term Lender which is a Non-Defaulting Lender an unused facility commitment yield enhancement (the “Tranche A Yield Enhancement”), in Dollars, for the period from and including the Third Amendment Effective Date to and including the Tranche A Term Loan Commitment Termination Date (or such earlier date on which the Total Tranche A Term Loan Commitment has been terminated) computed at a rate equal to (i) 1.50% per annum from the Third Amendment Effective Date through December 31, 2010, and (ii) thereafter 2.50% per annum on the undrawn portion of the Total Tranche A Term Loan Commitment. The accrued Tranche A Yield Enhancement shall be due and payable monthly in arrears on the first day of each calendar month and on the date upon which the Total Tranche A Term Loan Commitment is terminated.
          (h) The Borrower agrees to pay to the Administrative Agent for distribution to each Tranche B Term Lender which is a Non-Defaulting Lender an unused facility commitment yield enhancement (the “Tranche B Yield Enhancement”), in Dollars, for the period from and including the Third Amendment Effective Date to and including the Tranche B Term Loan Commitment Termination Date (or such earlier date on which the Total Tranche B Term Loan Commitment has been terminated) computed at a rate equal to (i) 1.50% per annum from the Third Amendment Effective Date through December 31, 2010, and (ii) thereafter 2.50% per annum on the undrawn portion of the Total Tranche B Term Loan Commitment. The accrued Tranche B Yield Enhancement shall be due and payable monthly in arrears on the first day of each calendar month and on the date upon which the Total Tranche B Term Loan Commitment is terminated.

          4.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least three Business Days’ prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Revolving Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or reduce the Total Unutilized Revolving Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions thereto, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Lender.
          (b) Upon at least three Business Days’ prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Tranche A Term Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or reduce the Total Tranche A Term Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions thereto, provided that each such reduction shall apply proportionately to permanently reduce the Tranche A Term Loan Commitment of each Tranche A Term Lender.
          (c) Upon at least three Business Days’ prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Tranche B Term Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or reduce the Total Tranche B Term Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions thereto, provided that each such reduction shall apply proportionately to permanently reduce the Tranche B Term Loan Commitment of each Tranche B Term Lender.
          4.03 Mandatory Reduction of Commitments. (a) The Total Revolving Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan Maturity Date, after giving effect to all Borrowings of Loans on such date. The Total Tranche A Term Loan Commitment (and the Tranche A Term Loan Commitment of each Lender) shall terminate in its entirety on the Tranche A Term Loan Commitment Termination Date, after giving effect to all Borrowings of Tranche A Term Loans on such date. The Total Tranche B Term Loan Commitment (and the Tranche B Term Loan Commitment of each Lender) shall terminate in its entirety on the Tranche B Term Loan Commitment Termination Date, after giving effect to all Borrowings of Tranche B Term Loans on such date.
          (b) On each Scheduled Commitment Reduction Date, the Total Revolving Commitment shall be automatically reduced by an aggregate principal amount as is set forth opposite each such Scheduled Commitment Reduction Date below (each such reduction, as the same may be reduced as provided in Section 4.03(f), a “Scheduled Commitment Reduction”):

		Amount of Total Revolving
		Commitment to be reduced on
		the relevant Scheduled
Scheduled Commitment Reduction Date		Commitment Reduction Date

1	October 1, 2010	$2,180,616.74
2	January 1, 2011	$2,180,616.74
3	April 1, 2011	$2,180,616.74
4	July 1, 2011	$2,180,616.74
5	October 1, 2011	$2,180,616.74
6	The Revolving Loan Maturity Date	The amount required to reduce
		the Total Revolving Loan
		Commitments to zero
          (c) In addition to, but without duplication of, any other mandatory commitment reductions required pursuant to this Section 4.03, on any date that the Borrower is required to make an Excess Proceeds Offer pursuant to, and as defined in, Section 4.11 of the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto), the Total Commitments shall be permanently reduced by an amount equal to the entire accumulated amount of Excess Proceeds (as defined in the Senior Notes Indenture as so in effect) with respect to such Excess Proceeds Offer multiplied by a percentage thereof, expressed as a fraction, the numerator of which is the Total Commitments and the denominator of which is the sum of the Total Commitments and the aggregate principal amount of the Senior Notes.
          (d) In addition to, but without any duplication of, any other mandatory commitment reduction required pursuant to this Section 4.03, on any date on which there is a voluntary redemption, repurchase of or offer to redeem Senior Notes (including, without limitation, any redemption contemplated by Section 4.10 and Section 4.24 of the Senior Notes Indenture), the Total Commitments shall be permanently reduced on the date of such redemption or repurchase or the initiation of such offer, as the case may be, by an amount equal to the Total Commitments, multiplied by a percentage thereof, expressed as a fraction, the numerator of which is the aggregate principal amount of Senior Notes being redeemed or being offered to be redeemed, and the denominator of which is the aggregate principal amount of Senior Notes outstanding at such time and before giving effect to such redemption, repurchase or offer, as the case may be. If the Total Commitments are permanently reduced pursuant to this Section 4.03(d) in connection with any offer to redeem Senior Notes, no further reduction shall be required upon the redemption of Senior Notes pursuant to such offer.
          (e) In addition to, but without duplication of, any commitment reductions required pursuant to this Section 4.03, on any date that Collateral is released pursuant to Section 3.1(a)(7) of the Collateral Agency and Intercreditor Agreement, the Total Commitments shall be permanently reduced on the date of such release by an amount equal to the Working Capital Pro

Rata Share Percentage of the fair market value (as determined in good faith by the Borrower) of the Collateral being released.
          (f) Each reduction to, or termination of, (x) the Total Commitments pursuant to Section 4.03(c), 4.03(d) or 4.03(e) shall reduce each of the Total Revolving Commitment, the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment on a pro rata basis (based on the amount of such Commitments) and (y) the Total Revolving Commitment pursuant to Sections 4.02, 4.03(c), 4.03(d) or 4.03(e) shall be applied to reduce future Scheduled Commitment Reductions on a pro rata basis (based upon the then applicable amounts of such Scheduled Commitment Reductions).
          (g) Each reduction to, or termination of, the Total Revolving Commitments pursuant to Section 4.02(a) or Section 4.03(f) shall be applied to proportionately reduce or terminate, as the case may be, the Revolving Loan Commitment of each Revolving Lender. Each reduction to, or termination of, the Total Tranche A Term Loan Commitments pursuant to Section 4.02(b) or Section 4.03(f) shall be applied to proportionately reduce or terminate, as the case may be, the Tranche A Term Loan Commitment of each Tranche A Term Lender. Each reduction to, or termination of, the Total Tranche B Term Loan Commitments pursuant to Section 4.02(c) or Section 4.03(f) shall be applied to proportionately reduce or terminate, as the case may be, the Tranche B Term Loan Commitment of each Tranche B Term Lender. Each reduction to, or termination of, the Total Commitments pursuant to this Section 4.03 shall be applied to proportionately reduce or terminate, as the case may be, the Commitment of each Lender.
          Section 5. Prepayments; Payments; Taxes; Voluntary Prepayments.
          5.01 Voluntary Prepayments. (a) Except as set forth in Section 5.01(b), the Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
     (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, the amount of such prepayment and the specific Borrowing or Borrowings pursuant to which such Loans were made, and which notice the Administrative Agent shall promptly transmit to each of the Lenders;
     (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 or such lesser amount as is reasonably acceptable to the Administrative Agent;
     (iii) at the time of any prepayment of Loans pursuant to this Section 5.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts, if any, required to be paid pursuant to Section 2.10; and
     (iv) each prepayment pursuant to this Section 5.01(a) in respect of any Loans shall be applied pro rata among such Loans, provided that at the Borrower’s election in connection with any prepayment of Loans pursuant to this Section 5.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Loan of a Defaulting Lender.
          (b) Notwithstanding anything herein to the contrary, the Term Loans shall not be prepayable prior to January 1, 2011. Upon any voluntary or mandatory prepayment of the Term Loans, in whole or in part, at any time on or after January 1, 2011, the Borrower shall pay a premium (a “Prepayment Premium”) equal to (x) 5.00% of the principal amount prepaid, if such prepayment is made during the period of January 1, 2011 thru December 31, 2011 or (y) 3.00% of the principal amount prepaid, if such prepayment is made during the period of January 1, 2012 thru December 31, 2012; provided that no Prepayment Premium shall be payable with respect to the first $20,000,000 of Term Loans prepaid during the period of January 1, 2011 thru December 31, 2011 and the first $20,000,000 of Term Loans prepaid during the period of January 1, 2012 thru December 31, 2012. If the Obligations are accelerated for any reason, including, without limitation, because of default, sale, transfer or encumbrance (including that by operation of law or otherwise), the Prepayment Premium set forth above will also be due and payable as though said indebtedness was voluntarily prepaid and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any Prepayment Premium payable above shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Prepayment Premium shall also be payable in the event the Obligations (and/or this Agreement or the Notes evidencing the Obligations) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower expressly agrees that: (A) the Prepayment Premium provided for herein is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Premium; and (D) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay the Prepayment Premium to Lenders as herein described is a material inducement to Lenders to make the Loans.
          5.02 Mandatory Repayments. (a) On any day on which the Aggregate Revolving Exposure (after giving effect to all other repayments thereof on such date) exceeds the Total Revolving Commitment at such time the Borrower shall repay on such date the principal of Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Commitment as then in effect, the Borrower shall repay on such date an amount of cash or cash equivalents equal to the amount of such excess (up to a maximum amount equal to 105% of the Letter of Credit Outstandings at such time), such cash or cash equivalents to be held as security for all obligations of the Borrower hereunder in a cash collateral account to be established by the Administrative Agent. On any day on which the

Aggregate Tranche A Term Loan Exposure (after giving effect to all other repayments thereof on such date) exceeds the Total Tranche A Term Loan Commitment at such time, the Borrower shall repay on such date the principal of Tranche A Term Loans in an amount equal to such excess. On any day on which the Aggregate Tranche B Term Loan Exposure (after giving effect to all other repayments thereof on such date) exceeds the Total Tranche B Term Loan Commitment at such time the Borrower shall repay on such date the principal of Tranche B Term Loans in an amount equal to such excess.
          (b) With respect to each repayment of Loans required by this Section 5.02, the Borrower may designate the specific Borrowing or Borrowings pursuant to which such Loans were made, provided that (i) repayments of Revolving Loans pursuant to this Section 5.02 may only be made on the last day of an Interest Period applicable thereto unless all Revolving Loans with Interest Periods ending on such date of required repayment have been paid in full and (ii) each repayment of any Loans comprising a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.
          (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Revolving Loans shall be repaid in full on the Revolving Loan Maturity Date and (ii) all then outstanding Term Loans shall be repaid in full on the Term Loan Maturity Date.
          (d) With respect to each repayment of Term Loans required by this Section 5.02, or with respect to the principal amount of any Term Loans that has become or is declared to be immediately due and payable pursuant to Section 11, in each case, prior to January 1, 2011, each such principal prepayment to the Term Lenders shall be accompanied by payment of an amount equal to the Make-Whole Amount determined for the prepayment date with respect to such principal amount.
          5.03 Method and Place of Payment. Except as otherwise specifically provided herein, (a) all Obligations under this Agreement and under any Note shall be the obligation of the Borrower and (b) all payments under this Agreement and under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 10:00 A.M. (New York time) on the date when due and shall be made in Dollars or the applicable Alternate Currency as provided in Section 3.04(a) in immediately available funds at the Payment Office. Any payments under this Agreement or under any Note which are made later than 10:00 A.M. (New York time) on any day shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.
          5.04 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder or under any other Credit Document will be made without setoff, counterclaim or other defense. Except as provided in Section 5.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed (in lieu of net income taxes), by the jurisdiction (or any political subdivision or taxing authority thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the principal office or applicable lending office of the Administrative Agent or the Lender, as the case may be, is located, and (iii) in the case of a Non-US Lender, any withholding tax that is imposed on amounts payable to such Non-US Lender at the time such Non-US Lender designates a new lending office or is attributable to such Non-US Lender’s failure to comply with Section 5.04(b), except to the extent that such Non-US Lender was entitled at the time of the designation of the new lending office to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.04(a) (collectively, the “Excluded Taxes”)), and all interest, penalties or similar liabilities with respect to such non-Excluded Taxes, levies, imposts, duties, fees, assessments or other charges (all such non-Excluded Taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as “Taxes”). If any Taxes are required to be deducted or withheld, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts or other evidence of such payment reasonably acceptable to the Administrative Agent. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender; provided that, no Lender shall be indemnified for any Taxes hereunder unless such Lender shall make written demand on the Borrower for reimbursement hereunder no later than 180 days after the earlier of (i) the date on which such Lender makes payment of such Taxes and (ii) the date on which the relevant jurisdiction or any political subdivision or taxing authority thereof makes initial written demand upon such Lender for payment of such Taxes.
          (b) Each Lender agrees to use reasonable efforts (consistent with the legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish to the Borrower any information, in each case, as reasonably requested by the Borrower that may be necessary to establish any available exemption from, or reduction in the amount of, any Taxes; provided, however, that nothing in this Section 5.04(b) shall require a Lender to disclose any confidential information (including, without limitation, its tax returns or its calculations).
          (c) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.04, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant jurisdiction or any political subdivision or taxing authority thereof with respect to such refund), provided, however, that (i) the Administrative Agent or Lender, as the case may be, may determine, in its sole discretion consistent with the policies of the Administrative Agent or Lender, as the case may be, whether to seek a refund; and (ii) the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant jurisdiction or any political subdivision or taxing authority thereof) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such jurisdiction or any political subdivision or taxing authority thereof. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information that it deems confidential) to the Borrower or any other Person.
          Section 6. Conditions Precedent to the Effective Date. The obligation of each Lender to make Loans, and the obligation of any Issuing Lender to issue any Letter of Credit, on and after the Effective Date is subject at the time of the making of such Loans or issuing such Letter of Credit to the satisfaction or waiver of the following conditions:
          6.01 Execution of Agreement; Notes. On or prior to the Effective Date, (x) this Agreement shall have been executed and delivered as provided in Section 14.10 and (y) there shall have been delivered to the Administrative Agent, for the account of each of the Lenders that has requested same, the appropriate Notes executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.
          6.02 Officer’s Certificate. On the Effective Date, the Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower certifying that the conditions set forth in Sections 6.03, 6.06, 6.09, 6.11, 6.12, 6.13, 6.14, 6.15 and 6.16 are satisfied on the Effective Date (to the extent that, in each case, such conditions are not required to be acceptable (reasonably or otherwise) to the Administrative Agent).
          6.03 Fees, etc. On or prior to the Effective Date, the Borrower shall have paid to the Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of outside counsel to the Administrative Agent) payable to the Administrative Agent and the Lenders to the extent then due.
          6.04 Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received (i) from Bartlit Beck Herman Palenchar & Scott LLP, special counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ii) from Simonsen Advokatfirma DA, Norwegian maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (iii)

from Higgs & Johnson, Bahamian maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-3 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (iv) from Seward & Kissel LLP, Vanuatu maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-4 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (v) from Mackinnons, Scottish counsel to the each Credit Party, favorable opinions reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-5 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (vi) from Rishi Varma, General Counsel to the Parent a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-6 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (vii) from TozziniFreire Advogados, Brazilian counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-7 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (viii) from Maples and Calder, Cayman Islands counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-8 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ix) from Carey Olsen, Guernsey counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-9 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (x) from Cains, Isle of Man maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-10 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (xi) from Nauta Dutilh, Dutch counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-11 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (xii) from Bugge, Arentz-Hansen & Rasmussen, Norwegian counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-12 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (xiii) from Advokatfirmaet Schjodt DA, special Norwegian counsel to each Credit Party formed in Norway, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-13 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (xiv) from Uria Menendez, Spanish maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-14 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (xv) from Pinedo Abogados, Mexican counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and addressed to the Administrative Agent and each of the Lenders and dated the Effective Date covering the matters set forth in Exhibit D-15 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.
          6.05 Corporate Documents; Proceedings; etc. (a) On the Effective Date, the Administrative Agent shall have received a certificate from the Parent, the Holdco Guarantors and each Credit Party, dated the Effective Date, signed by an Authorized Officer of such entity, and attested to by the Secretary or any Assistant Secretary (or if such entity does not have a Secretary or Assistant Secretary, any other officer or director of such entity) of such entity, substantially in the form of Exhibit E, with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such entity and the resolutions of such entity referred to in such certificate, and each of the foregoing shall be reasonably acceptable to the Administrative Agent.
          (b) On the Effective Date, all corporate, limited liability company, partnership and legal proceedings, and all instruments and agreements in respect of the Parent in connection with the transactions contemplated by this Agreement and the other Credit Documents, shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate, limited liability company and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.
          6.06 Indebtedness. Except for the Existing Indebtedness set forth on Schedule VI, on the Effective Date, neither Holdings nor any other Credit Party has any outstanding preferred equity, or Indebtedness, except for Indebtedness incurred pursuant to this Agreement and the Senior Notes, and all equity interests of each Subsidiary Guarantor shall be owned directly or indirectly by the Borrower, in each case free and clear of Liens (other than Permitted Liens) and all equity interests of the Borrower shall be owned directly or indirectly by Holdings free and clear of Liens (other than Permitted Liens).
          6.07 Security Documents. On the Effective Date, the Parent and each of the Credit Parties shall have duly authorized, executed and delivered each of the Security Documents (and the related instruments referred to therein) listed on Schedule X.

          6.08 Solvency Certificate. On the Effective Date, the Administrative Agent shall have received a solvency certificate from a senior executive officer of Holdings, substantially in the form of Exhibit G, which shall be addressed to the Administrative Agent and each of the Lenders and dated the Effective Date, setting forth the conclusion that, after giving effect to the Refinancing and the incurrence of all the financings contemplated hereby, Holdings individually, and Holdings and its Subsidiaries taken as a whole, are not insolvent and will not be rendered insolvent by the incurrence of such indebtedness, and will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature.
          6.09 Approvals. On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the Loans, and the granting of Liens under the Credit Documents shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Loans and the performance by the Credit Parties of the Credit Documents. On the Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified, prohibiting or imposing materially adverse conditions upon the making of the Loans or the performance by the Credit Parties of their obligations under the Credit Documents.
          6.10 Subsidiaries Guaranty; TMS Guaranty. (a) On the Effective Date, each Subsidiary of Holdings (other than the Borrower) shall have duly authorized, executed and delivered to the Administrative Agent the Subsidiaries Guaranty substantially in the form of Exhibit F (as modified, supplemented or amended from time to time, the “Subsidiaries Guaranty”), and the Subsidiaries Guaranty shall be in full force and effect.
          (b) On the Effective Date, the Parent shall have duly authorized, executed and delivered to the Administrative Agent the Guaranty substantially in the form of Exhibit I (as modified, supplemented or amended from time to time, the “TMS Guaranty”).
          6.11 Litigation. On the Effective Date, no actions, suits, investigations or proceedings of any Credit Party by any entity (private or governmental) shall be pending or, to the knowledge of any Credit Party, (x) threatened with respect to any Credit Document, or (y) which could be reasonably to have a Material Adverse Effect.
          6.12 Environmental Laws. On the Effective Date, there shall not exist any condition or occurrence on or arising from any property owned or operated or occupied by the Borrower or any of its Subsidiaries that (i) results in noncompliance by the Borrower or such Subsidiary with any applicable Environmental Law that has had, or could reasonably be expected to have, a Material Adverse Effect or (ii) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries and such Environmental Claim could reasonably be expected to have, a Material Adverse Effect.

          6.13 Material Adverse Effect. On the Effective Date and after giving effect to the related Borrowing, nothing shall have occurred since December 31, 2008 that has had, or could reasonably be expected to have, a Material Adverse Effect.
          6.14 No Conflicts; Margin Regulations. (a) The consummation of the Transaction on the Effective Date shall not have resulted in any material conflict with, or any material default under, any material agreement of the Parent or any Subsidiary thereof.
          (b) On the Effective Date, all Loans shall be in full compliance with all applicable requirements of law including, but without limitation, the provisions of Regulations U and X of the Board of Governors of the Federal Reserve System.
          6.15 Refinancing of Existing Indebtedness; Issuance of Senior Notes. (a) On or prior to the Effective Date, the Refinancing shall have been consummated and all obligations of the Credit Parties with respect to the indebtedness being refinanced pursuant to the Refinancing (except for indemnity provisions that by their terms survive) shall have been paid in full and terminated, and all commitments, security interests and guaranties in connection therewith shall have been terminated and released, all to the reasonable satisfaction of the Administrative Agent.
          (b) On the Effective Date, (i) Senior Notes shall have been issued pursuant to the Senior Notes Indenture in an aggregate principal amount of $400,000,000 and (ii) the Borrower shall have delivered to the Administrative Agent a copy of the Senior Notes Documentation, together with all modifications, amendments and waivers thereto through and including the Effective Date, certified as true and correct by the chairman of the board, the managing director, the chief executive officer, the president or any vice president of the Borrower.
          6.16 Collateral Agency and Intercreditor Agreement. On the Effective Date, the Collateral Agency and Intercreditor Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect.
          6.17 Parent Credit Agreement Amendment. On the Effective Date, an amendment to the Parent Credit Agreement in the form of Exhibit L shall have become effective in accordance with its terms.
          Section 7. Conditions Precedent to each Credit Event. The obligation of each Lender to make Loans, and the obligation of any Issuing Lender to issue any Letters of Credit, on the date of each Credit Event (including the Third Amendment Effective Date) is subject at the time of the making of such Loans or issuing such Letter of Credit to the satisfaction or waiver of the following conditions:
          7.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties (other than any representation or warranty which has been rendered untrue as a result of the Specified Events of Default (as such term is defined in the Third Amendment)), the Holdco Guarantors and the Parent contained herein or in any other Credit Document shall be true and correct in all material respects both before and after giving effect to such Credit Event with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).
          7.02 Notice of Borrowing. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing required by Section 2.03(a).
          (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 3.02.
          7.03 Third Amendment Effective Date. The Third Amendment Effective Date shall have occurred; provided that on the date of each Credit Event occurring after the Third Amendment Effective Date, the Credit Parties shall have delivered each of the amendments, agreements and opinions required by Section 9.14.
          The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all of the conditions specified in Sections 6 and 7 applicable to such Credit Event have been satisfied or waived as of that time. All of the applicable Notes, certificates, legal opinions and other documents and papers referred to in Sections 6 and 7 unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Term Lenders.
          Section 8. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, each of Holdings and the Borrower makes the following representations, warranties and agreements on the Effective Date and on the Third Amendment Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with each Credit Event on or after the Third Amendment Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 8 are true and correct in all material respects on and as of the Effective Date, the Third Amendment Effective Date and on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):
          8.01 Corporate/Limited Liability Company/Limited Partnership Status. Each Credit Party (i) is duly organized and validly existing, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualifications, except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          8.02 Corporate Power and Authority. Each Credit Party has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
          8.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of Holdings or its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which Holdings or its Subsidiaries is a party or by which it or any material portion of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of Holdings or its Subsidiaries.
          8.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Third Amendment Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, Holdings or its Subsidiaries to authorize, or is required to be obtained or made by, or on behalf of, Holdings or its Subsidiaries in connection with, (i) the execution, delivery and performance of any Credit Document (other than such filings, recordations or registrations as may be required to perfect a Lien in the Collateral granted pursuant to the Security Documents) or (ii) the legality, validity, binding effect or enforceability of any Credit Document.
          8.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The unaudited consolidated balance sheet of Holdings and its Subsidiaries as of March 31, 2010 and for the fiscal year ended on December 31, 2009, and the related consolidated statements of income, cash flows and shareholders’ equity of Holdings and its Subsidiaries for such fiscal year or fiscal quarter ended on such dates, as the case may be, copies of which have been furnished to the Administrative Agent and the Lenders prior to the Third Amendment Effective Date, present fairly in all material respects the consolidated financial position of Holdings and its Subsidiaries at the dates of such balance sheets and the consolidated results of the operations of Holdings and its Subsidiaries for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with GAAP consistently applied.
          (b) On and as of the Third Amendment Effective Date, and after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens to be created by the Credit Parties in connection therewith pursuant to the Security Documents, Holdings and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the incurrence of such Indebtedness, and will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature.
          (c) Except as fully disclosed in the balance sheets delivered pursuant to Section 8.05(a), there were as of the Third Amendment Effective Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be materially adverse to the Credit Parties taken as a whole. As of the Third Amendment Effective Date neither Holdings nor the Borrower knows of any reasonable basis for the assertion against any Credit Party of any liability or obligation of any nature that is not fully disclosed (including, without limitation, as to the amount thereof) in the balance sheets delivered pursuant to Section 8.05(a) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
          (d) On and as of the Third Amendment Effective Date, detailed projected consolidated financial statements of the Borrower for the five fiscal years ended after January 1, 2010 (the “Projections”) which have been delivered to the Administrative Agent and the Lenders prior to the Third Amendment Effective Date were prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in any of the Projections which are based upon or include information known to Holdings to be misleading in any material respect or which fail to take into account material information known to Holdings regarding the matters reported therein; it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from the projected results.
          (e) Other than as disclosed by the Borrower in writing to the Lenders on or prior to June 28, 2010, since March 31, 2009, no event has occurred or other circumstances arisen that has had, or could reasonably be expected to have, a Material Adverse Effect.
          8.06 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Holdings or the Borrower, threatened (A) with respect to (i) any Mortgaged Vessel or (ii) any Credit Document, or (B) that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
          8.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Credit Parties in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents and in the Offering Memorandum but excluding all Projections) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.
          8.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Revolving Loans and Letters of Credit shall be used (i) to pay fees and expenses with respect to the entering into of the Credit Documents, the incurrence of Loans hereunder and the issuance of Letters of Credit hereunder and (ii) for the general corporate and working capital purposes of the Borrower and its Subsidiaries. All proceeds of the Tranche B Term Loans shall be used to repay in full (and/or cash collateralize) outstanding Revolving Loans and Letters of Credit under this Agreement (provided that any such repayment shall be accompanied by a termination of the Revolving Loan Commitments of the Revolving Lenders). All proceeds of the Tranche A Term Loans and the portion of the Tranche B Term Loans, if any, that remains after repayment in full (and/or cash collateralization) of outstanding Revolving Loans and Letters of Credit under this Agreement (and termination of the Revolving Loan Commitments of the Revolving Lenders), (i) shall be used on the Third Amendment Effective Date to repay the Revolving Loans in connection with the reduction of the Revolving Loan Commitments of the Revolving Lenders as of the Third Amendment Effective Date to $15,000,000, (ii) may be used to make further repayments of the Revolving Loans subsequent to the Third Amendment Effective Date, (iii) may be used to fund operating expenses and other working capital needs of the Loan Parties and (iv) may be used to pay transaction costs, fees and expenses that are incurred in connection with the Third Amendment.
          (b) No proceeds of any Credit Event will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System.
          8.09 Tax Returns and Payments. Holdings and each of its Subsidiaries have timely filed or caused to be timely filed with the appropriate taxing authority all returns, statements, forms and reports for taxes (the “Returns”) required to be filed by, or with respect to the income, properties or operations of, Holdings and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings and its Subsidiaries as a whole for the periods covered thereby. Holdings and each of its Subsidiaries have paid all taxes and assessments payable by them, other than those that are being contested in good faith and adequately disclosed and fully provided for on the financial statements of the Parent and its Subsidiaries in accordance with GAAP. There is no action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of Holdings and its Subsidiaries, threatened by any authority regarding any taxes relating to Holdings or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule IV, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither Holdings nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby (it being understood that the representation contained in this sentence does not cover any future tax liabilities of Holdings or any of its Subsidiaries arising as a result of the operation of their businesses in the ordinary course of business).
          8.10 Compliance with ERISA. (a) Schedule IV sets forth, as of the Third Amendment Effective Date, the name of each Plan and Foreign Pension Plan. Neither Holdings nor any of its Subsidiaries nor any ERISA Affiliate has ever sponsored, maintained, made any contributions to or has any liability in respect of any Plan which is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code; each Plan has been maintained and operated in compliance with the provisions of ERISA and, to the extent applicable, the Code, except as would not reasonably be expected to result in a Material Adverse Effect, including but not limited to the provisions thereunder respecting prohibited transactions. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all tax law changes prior to the Economic Growth and Tax Relief Reconciliation Act of 2001 or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS. All material contributions required to be made with respect to a Plan have been timely made or have been reflected on the most recent consolidated balance sheet filed prior to the date hereof or accrued in the accounting records of Holdings and its Subsidiaries. Neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has pending, or is considering filing, an application under the IRS Employee Plans Compliance Resolution System or the Department of Labor’s Voluntary Fiduciary Correction Program with respect to any Plan. No action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened. Except as would not result in a Material Adverse Effect, each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code. Each group health plan (as defined in 45 Code of Federal Regulations Section 160.103) which covers or has covered employees or former employees of Holdings, any of its Subsidiaries, or any ERISA Affiliate has at all times been operated in compliance with the provisions of the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, except as would not reasonably be expected to result in a Material Adverse Effect. Holdings, any Subsidiary of Holdings or any ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of such Person without liability to any Person other than for benefits accrued prior to the date of such termination. Holdings and each of its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any liability that would result in a Material Adverse Effect.

          (b) Each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, except as would not result in a Material Adverse Effect, and has been maintained, where required, in good standing with applicable regulatory authorities. All material contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither Holdings nor any of its Subsidiaries has incurred any obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan that would reasonably be expected to result in a Material Adverse Effect. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of Holdings’ most recently ended fiscal year on the basis of then current actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by an amount that could reasonably be expected to have a Material Adverse Effect.
          8.11 The Security Documents. Each Security Document shall, upon the execution and delivery of such Security Document to the Collateral Agent, create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in and Lien on all right, title and interest of the Credit Parties party thereto in the Collateral described therein, subject to no other Liens other than Permitted Liens. No filings or recordings are required in order to perfect the security interests created under any Security Document except for UCC financing statements, certain filings and recordings required to be made pursuant to Norwegian law and the laws of other foreign jurisdictions in which any of the Credit Parties is organized, and certain filings and recordings of mortgages and related documents required to be made in the relevant mortgage registries and upon the filing of such UCC financing statements, and such other filings and recordings in respect of mortgages and related documents and as may be required under Norwegian law or the laws of other foreign jurisdictions in which any of the Credit Parties is organized or a Mortgaged Vessel is flagged, each in the appropriate office or registry therefore, the Collateral Agent shall have a perfected, first-priority security interest in and Lien on the collateral described therein to the extent such security interest and Lien may be perfected thereby.
          8.12 Subsidiaries. On the Third Amendment Effective Date, Holdings will have no Subsidiaries other than those Subsidiaries listed on Schedule V (which Schedule identifies the correct legal name, direct owner, percentage ownership and jurisdiction of organization of each such Subsidiary on the Third Amendment Effective Date).
          8.13 Compliance with Statutes, etc. Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, Environmental Laws), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          8.14 Investment Company Act. Neither Holdings nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

          8.15 Environmental Matters. (a) Holdings and each of its Subsidiaries is in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the knowledge of Holdings and its Subsidiaries, threatened Environmental Claims against Holdings or any of its Subsidiaries or any Mortgaged Vessel, Real Property or other facility owned, leased or operated by Holdings or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by Holdings or any of its Subsidiaries of any Mortgaged Vessel formerly owned, leased or operated by Holdings or any of its Subsidiaries but no longer owned, leased or operated by Holdings or any of its Subsidiaries). All licenses, permits, registrations or approvals required for the business of Holdings and each of its Subsidiaries under any Environmental Law have been secured and Holdings and each Subsidiary are in compliance therewith. To the knowledge of Holdings, there are no facts, circumstances, conditions or occurrences in respect of any Mortgaged Vessel, Real Property or other facility owned or operated by Holdings or any of its Subsidiaries that is reasonably likely (i) to form the basis of an Environmental Claim against Holdings, any of its Subsidiaries or any Mortgaged Vessel, Real Property or other facility owned by Holdings or any of its Subsidiaries, or (ii) to cause such Mortgaged Vessel, Real Property or other facility to be subject to any restrictions on its ownership, occupancy, use or transferability under any Environmental Law.
          (b) Hazardous Materials have not at any time prior to the date of this Agreement or any subsequent Credit Event been generated, used, treated or stored on, or transported to or from, or Released on or from, any Mortgaged Vessel, Real Property or other facility owned, leased or operated by Holdings or any of its Subsidiaries or, to the knowledge of Holdings, any property adjoining or adjacent to any Real Property or other facility, where such generation, use, treatment, storage, transportation or Release has violated or could be reasonably expected to violate any applicable Environmental Law or give rise to an Environmental Claim.
          (c) Notwithstanding anything to the contrary in this Section 8.15, the representations and warranties made in this Section 8.15 shall be untrue only if the effect of any or all conditions, violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          8.16 Labor Relations. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to Holdings’ knowledge, threatened against any of them before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to Holdings’ knowledge, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to Holdings’ knowledge, threatened against Holdings or any of its Subsidiaries and (iii) no union representation proceeding pending with respect to the employees of Holdings or any of its Subsidiaries, except (with respect to the matters specified in clauses (i), (ii) and (iii) above) as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          8.17 Patents, Licenses, Franchises and Formulas. Each Credit Party owns, or has the right to use, all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others, except for such failures and conflicts which could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
          8.18 Indebtedness. Schedule VI sets forth a list of all Indebtedness (excluding the Obligations and other items of Indebtedness that are permitted by Section 10.04 (other than under clause (iii) thereof)) of Holdings and its Subsidiaries as of the Third Amendment Effective Date and which is to remain outstanding after giving effect to the Transaction (the “Existing Indebtedness”), in each case showing the approximate aggregate principal amount thereof and the name of the borrower and any other entity which directly or indirectly guarantees such debt.
          8.19 Insurance. The Company has previously delivered to the Administrative Agent and the Term Lenders a list of all insurance maintained by each Credit Party as of the Third Amendment Effective Date, with the amounts insured (and any deductibles) set forth therein.
          8.20 Properties. The Credit Parties have good and marketable title to all Collateral owned by them, including all property reflected in the balance sheets referred to in Section 8.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement or otherwise with the consent of the Required Revolving Lenders and the Required Term Lenders), free and clear of all Liens, other than Permitted Liens.
          8.21 Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of Organization; etc. Schedule VII sets forth, as of the Third Amendment Effective Date, the legal name, the type of organization, the jurisdiction of organization and the organizational identification number (if any) of each Credit Party and whether or not such Credit Party is a registered organization.
          8.22 Concerning the Mortgaged Vessels. Each Mortgaged Vessel (other than those in lay-up) is operated in compliance with all applicable law, rules and regulations (except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect). Each Mortgaged Vessel is owned by a Borrower or a Subsidiary Guarantor.
          8.23 Citizenship. Each Credit Party which owns or operates one or more Mortgaged Vessels is, or will be, qualified to own and operate such Mortgaged Vessels under the laws of a Permitted Flag Jurisdiction.
          8.24 Vessel Classification. Each Mortgaged Vessel is classified with a classification society listed on Schedule III hereto or another internationally recognized classification society reasonably acceptable to the Administrative Agent and the Required Term Lenders, free of any conditions or recommendations, other than as permitted, or will be permitted, under the Vessel Mortgages.

          8.25 No Immunity. Holdings does not, nor does any other Credit Party or any of their respective properties, have any right of immunity on the grounds of sovereignty or otherwise from the jurisdiction of any court or from setoff or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of any jurisdiction. The execution and delivery of the Credit Documents by the Credit Parties and the performance by them of their respective obligations thereunder constitute commercial transactions.
          8.26 Fees and Enforcement. No fees or taxes, including, without limitation, stamp, transaction, registration or similar taxes, are required to be paid to ensure the legality, validity, or enforceability of this Agreement or any of the other Credit Documents other than recording taxes which have been, or will be, paid as and to the extent due. The choice of the laws of the State of New York as set forth in the Credit Documents which are stated to be governed by the laws of the State of New York is a valid choice of law, and the irrevocable submission by each Credit Party to jurisdiction and consent to service of process and, where necessary, appointment by such Credit Party of an agent for service of process, in each case as set forth in such Credit Documents, is legal, valid, binding and effective.
          8.27 Form of Documentation. Each of the Credit Documents is in proper legal form under the laws of the applicable Permitted Flag Jurisdiction for the enforcement thereof under such laws, subject only to such matters which may affect enforceability arising under the law of the State of New York. To ensure the legality, validity, enforceability or admissibility in evidence of each such Credit Document in the applicable Permitted Flag Jurisdiction, it is not necessary that any Credit Document or any other document be filed or recorded with any court or other authority in the applicable Permitted Flag Jurisdiction, except as have been made, or will be made, in accordance with Section 9.11(c).
          Section 9. Affirmative Covenants. Holdings and the Borrower hereby covenant and agree that on and after the Effective Date and until the Total Commitments have been terminated and no Notes are outstanding and all Loans, together with interest, fees and all other Obligations (other than indemnities described in Section 14.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:
          9.01 Information Covenants. Holdings will furnish to the Administrative Agent (and the Administrative Agent shall provide copies to the Lenders):
          (a) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of Holdings (i) (x) the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and comparable budgeted figures for such quarterly accounting period as set forth in the respective budget delivered pursuant to Section 9.01(d), (y) in a footnote to the consolidated balance sheet of the Parent and its Subsidiaries, quarterly unaudited condensed consolidated financial information of Holdings and unaudited condensed unconsolidated financial information of the Borrower for the same periods, in addition to the financial information required to comply with Rule 3-10 of Regulation S-X under the Securities Act, all of which shall be certified by the chief financial officer of the Parent that they fairly present in all material respects in accordance with GAAP the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (z) management’s discussion and analysis of the important operational and financial developments during such quarterly accounting period and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, all of which shall be certified by the chief financial officer of the Borrower that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.
          (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of Holdings (i) (x) the consolidated balance sheets of the Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and, in the case of the balance sheets of the Parent and related statements of income and retained earnings and cash flows, certified on an unqualified basis (whether as to scope of audit, going concern or otherwise) by PricewaterhouseCoopers or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and the Required Term Lenders (provided that such accountant’s certification for the fiscal year ending on December 31, 2010 may have a going concern qualification), and, so long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, accompanied by a report of such accounting firm stating that in connection with its regular audit of the financial statements of the Parent and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default relating to financial or accounting matters which has occurred and is continuing has come to the attention of such accounting firm or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof (it being understood that such accounting firm shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violations), (y) in a footnote to the consolidated financial statements of the Parent and its Subsidiaries, annual audited condensed consolidated financial information of Holdings and audited condensed unconsolidated financial information of the Borrower for the same periods, in addition to the financial information required to comply with Rule 3-10 of Regulation S-X under the Securities Act and (z) management’s discussion and analysis of the important operational and financial developments during such fiscal year and (ii) the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and, in the case of the balance sheets of the Borrower and related statements of income and retained earnings and cash flows, certified by the chief financial officer of the Borrower that they fairly present in all material respects in accordance with GAAP the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated.
          (c) Management Letters. Promptly after any Credit Party’s receipt thereof, a copy of any “management letter” received from its certified public accountants and management’s response thereto.
          (d) Budgets. No later than 30 days following the first day of each fiscal year of Holdings (beginning with Holdings’ fiscal year commencing on January 1, 2010), a budget in form reasonably satisfactory to the Administrative Agent and the Required Term Lenders (including budgeted statements of income for Holdings and its Subsidiaries on a consolidated basis) (i) for each of the four quarters of such fiscal year prepared in detail and (ii) for the three immediately succeeding fiscal years prepared in summary form, in each case setting forth, with appropriate discussion, the principal assumptions upon which such budget is based.
          (e) Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 9.01(a) and 9.01(b), a compliance certificate from the chief financial officer or managing director of Holdings substantially in the form of Exhibit E certifying on behalf of Holdings that, to such officer’s knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof.
          (f) Notice of Default, Litigation or Event of Loss. Promptly, and in any event within three Business Days after Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against Holdings or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Credit Document, (iii) any event of loss in respect of any Mortgaged Vessel and (iv) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect.
          (g) Environmental Matters. As soon as possible, and in any event within ten Business Days after, Holdings obtains knowledge thereof, written notice of any of the following environmental matters occurring after the Effective Date, except to the extent that such environmental matters could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect:
     (i) any Environmental Claim pending or threatened in writing against Holdings or any of its Subsidiaries or any Mortgaged Vessel owned, operated or occupied by the Borrower or any of its Subsidiaries;
     (ii) any condition or occurrence on or arising from any Vessel owned, operated or occupied by Holdings or any of its Subsidiaries that (a) results in noncompliance by Holdings or such Subsidiary with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim in excess of $5,000,000 against Holdings or any of its Subsidiaries or any Mortgaged Vessel;
     (iii) any condition or occurrence on any Mortgaged Vessel owned, operated or occupied by Holdings or any other Credit Party that could reasonably be expected to cause such Mortgaged Vessel to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or such Subsidiary of such Mortgaged Vessel under any Environmental Law; and
     (iv) the taking of any removal or remedial action in response to the Release of any Hazardous Material on any Mortgaged Vessel owned, operated or occupied by Holdings or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to the Administrative Agent all notices received by Holdings or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA or OPA which identify Holdings or any of its Subsidiaries as potentially responsible parties for remediation costs or otherwise notify Holdings or any of its Subsidiaries of potential liability under CERCLA or OPA, as the case may be.
All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings’ or such Subsidiary’s response thereto. In addition, the Borrower will provide the Administrative Agent such reasonable additional information as may be requested by the Administrative Agent, the Required Revolving Lenders and/or the Required Term Lenders.
          (h) Senior Notes Documentation. Promptly upon the delivery thereof, copies of any notice, certificate, opinion or other related document is delivered to the Senior Notes Trustee or the Collateral Agent pursuant to the Senior Notes Documentation.
          (i) Appraisal Reports. Together with the balance sheets delivered pursuant to Section 9.01(b), Appraisals for each Mortgaged Vessel of recent date from two Approved Appraisers. All such Appraisals shall be conducted by, and made at the expense of, the Borrower.
          (j) Other Information. Promptly after the filing or delivery thereof, copies of any filings and registrations with, and reports to, the SEC by the Parent, the Borrower or any of their Subsidiaries which are Credit Parties and copies of all financial statements, proxy statements, notices and reports as the Parent, the Borrower or any of their Subsidiaries which are Credit Parties shall send generally to holders of their capital stock or of any of its Indebtedness, in their capacity as such holders (to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Revolving Lenders and/or the Required Term Lenders may reasonably request from time to time.
          9.02 Books, Records and Inspections. Holdings will, and will cause each other Credit Party to, keep proper books of record and account in which full, true and correct entries,

in conformity in all material respects with GAAP and all requirements of law, shall be made of all dealings and transactions in relation to its business. Holdings will, and will cause each other Credit Party to, permit officers and designated representatives of the Administrative Agent and the Lenders as a group to visit and inspect, under guidance of officers of Holdings or any Credit Party, any of the properties of the Credit Parties, and to examine the books of account of the Credit Parties and discuss the affairs, finances and accounts of the Credit Parties with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable advance notice and at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any Lender may request; provided that, so long as no Event of Default has occurred and is continuing, such visits, inspections and examination shall occur no more frequently that twice per calendar year.
          9.03 Maintenance of Property; Insurance. Holdings will, and will cause each other Credit Party to, (i) keep all material property necessary in its business in good working order and condition (ordinary wear and tear and loss or damage by casualty or condemnation excepted), (ii) maintain insurance on the vessels owned by Holdings and its Subsidiaries in at least such amounts and against at least such risks as are in accordance with normal industry practice for similarly situated insureds and (iii) furnish to the Administrative Agent, at the written request of the Administrative Agent or any Lender, a complete description of the material terms of insurance carried. In addition to the requirements of the immediately preceding sentence, the Borrower will at all times (x) cause insurance of the types and in the amounts described in Schedule XII hereto to be maintained and (y) comply with the insurance requirements of the Vessel Mortgages, the other Security Documents and the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto) and to cause the Administrative Agent and the Lenders to be additional insureds under its insurance policies.
          9.04 Existence; Franchises. Holdings will, and will cause each other Credit Party, to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents (if any) used in its business; provided, however, that nothing in this Section 9.04 shall prevent (i) sales or other dispositions of assets, consolidations, mergers, dissolutions or liquidations by or involving Holdings or any other Credit Party which are permitted in accordance with Section 10.02 or (ii) the withdrawal by Holdings or any other Credit Party of its qualification as a foreign corporation, partnership, or limited liability company, as the case may be, in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          9.05 Compliance with Statutes, etc. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          9.06 Compliance with Environmental Laws. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable Environmental Laws, except such non-

compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, comply in all material respects with all Mortgaged Vessel permits issued pursuant to Environmental Laws applicable to, or required by, the ownership or use of any Mortgaged Vessel now or hereafter owned, operated or occupied by the Borrower or any of its Subsidiaries (except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and will pay or cause to be paid all costs and expenses incurred in connection with maintaining such compliance (except to the extent being contested in good faith), and will keep or cause to be kept each such Mortgaged Vessel free and clear of any Liens imposed pursuant to such Environmental Laws (other than Liens arising from any cost or other obligation arising under Environmental Law that Holdings or such Subsidiary is contesting in good faith). Neither Holdings nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Mortgaged Vessel now or hereafter owned or operated or occupied by Holdings or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any ports or Mortgaged Vessels except in compliance in all material respects with all applicable Environmental Laws. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Vessels in at least such amounts as are in accordance with normal industry practice for similarly situated insureds, against losses from oil spills and other environmental pollution.
          9.07 ERISA. As soon as possible and, in any event, within ten (10) days after Holdings, any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by Holdings, such Subsidiary or ERISA Affiliate to or with any government agency, or a Plan participant and any notices received by such Credit Party or ERISA Affiliate from any government agency, or a Plan participant with respect thereto: that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; or that Holdings or any Subsidiary of Holdings may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan, or with respect to a group health plan (as defined in Section 607(1) of ERISA, Section 4980B(g)(2) of the Code or 45 Code of Federal Regulations Section 160.103) under Section 4980B of the Code and/or the Health Insurance Portability and Accountability Act of 1996. Upon request by the Administrative Agent or any Lender, the Borrower will deliver to the Administrative Agent or each such Lender, as the case may be, a complete copy of the annual report (on IRS Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the IRS and all communications received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate from the IRS or any other government agency with respect to each Plan of Holdings, any Subsidiary of Holdings or any ERISA Affiliate. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to any government agency, and any notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan or Foreign

Pension Plan from any government or governmental agency shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information has been furnished to any government agency or such notice has been received by Holdings, such Subsidiary or the ERISA Affiliate, as applicable. Holdings and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it obtain or retain (as applicable) registered status under and as required by applicable law and are administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a Material Adverse Effect.
          9.08 End of Fiscal Years. Holdings will cause each of its, and each of its Subsidiaries’ (x) fiscal years to end on December 31st of each year and (y) fiscal quarters to end on March 31, June 30, September 30, and December 31.
          9.09 Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
          9.10 Payment of Taxes. Holdings will, and will cause each other Credit Party to, pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of any Credit Party not otherwise permitted under Section 10.01(i); provided that no Credit Party shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.
          9.11 Additional Security; Additional Guarantors; Further Assurances. (a) Holdings will, and will cause each other Credit Party to, at any time and from time to time, at the expense of the Borrower or such other Credit Party, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Administrative Agent and/or the Required Term Lenders may reasonably require, to perfect and protect any Lien granted or purported to be granted under the Security Documents, or to enable the Collateral Agent to exercise and enforce its rights and remedies with respect to any Collateral. Without limiting the generality of the foregoing, each Credit Party will execute and file, or cause to be filed, such financing or continuation statements under the UCC (or any non-U.S. equivalent thereto), or amendments thereto, such amendments or supplements to the Vessel Mortgages (including any amendments required to maintain Liens granted by such Vessel Mortgages), and such other instruments or notices, as may be reasonably necessary, or that the Administrative Agent and/or the Required Term Lenders may reasonably require, to protect and preserve the Liens granted or purported to be granted hereby and by the other Credit Documents.
          (b) Each Credit Party hereby authorizes the Collateral Agent to file one or more financing or continuation statements under the UCC (or any non-U.S. equivalent thereto), and amendments thereto, relative to all or any part of the Collateral without the signature of such Credit Party, where permitted by law. The Collateral Agent will promptly send such Credit

Party a copy of any financing or continuation statements which it may file without the signature of such Credit Party and the filing or recordation information with respect thereto.
          (c) Holdings will cause each Subsidiary of the Parent which guarantees, or provides any collateral security for, the Senior Notes that is created or acquired after the Effective Date to promptly execute and deliver a counterpart to the Subsidiaries Guaranty, the Collateral Agency and Intercreditor Agreement (if applicable) and each applicable Security Document and, in connection therewith, promptly execute and deliver all further instruments, and take all further action, that the Administrative Agent and/or the Required Term Lenders may reasonably require (including, without limitation, the provision of officers’ certificates, resolutions, good standing certificates and opinions of counsel), in each case to the reasonable satisfaction of the Administrative Agent and the Required Term Lenders.
          (d) Holdings will, and will cause each of its Subsidiaries to, grant a pari passu security interest securing the Obligations in any Collateral granted to secure the Senior Notes (including, without limitation, any Collateral granted pursuant to Section 4.18, Section 4.19 or Section 4.25 of the Senior Notes Indenture) and in connection therewith shall provide the Administrative Agent with (x) opinions of counsel covering such matters as the Administrative Agent or the Required Term Lenders shall reasonably request and (y) copies of all documents and agreements delivered to the Collateral Agent and/or the Senior Notes Trustee with respect thereto.
          9.12 Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 8.08.
          9.13 Flag of Mortgaged Vessels; Vessel Classifications; Management. (a) The Borrower will, and will cause each of its Subsidiaries (x) to comply with the requirements of Section 4.26 of the Senior Notes Indenture (as in effect as the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto) and (y) not to change the flag of any Mortgaged Vessel without the prior written consent of the Required Revolving Lenders and the Required Term Lenders (such consent not to be unreasonably withheld).
          (b) The Borrower will, and will cause each of its Subsidiaries to, insure that the representation set forth in Section 8.24 is true and correct in all respects.
          9.14 Post-Third Amendment Effective Date Deliverables. On or prior to the date that is thirty (30) days after the Third Amendment Effective Date, the Borrower will deliver to the Lenders, as applicable (i) each of the amendments, financing statements and opinions of counsel listed on Part A of Schedule XIII, and (ii) any other agreements, financing statements or amendments reasonably requested by the Term Lenders, the Administrative Agent or the Collateral Agent to the extent necessary in order to obtain opinions of counsel reasonably acceptable to the Required Term Lenders. In addition, the Borrower acknowledges that certain items required to be delivered as a condition precedent to the Third Amendment Effective Date (including, without limitation, those items listed on Part B of Schedule XIII) (all such items, the “Undelivered Closing Items”) were not delivered or were delivered in a form that was not satisfactory to the Lenders and that, based on the agreement of the Borrower set forth in the next sentence, the Lenders agreed to waive delivery of the Undelivered Closing Items as a condition to the Third Amendment Effective Date. In consideration for the waiver of the Lenders set forth in the immediately preceding sentence, Borrower agrees that on or prior to the date thirty (30) days after the Third Amendment Effective Date, the Borrower shall deliver all Undelivered Closing Items.
          Section 10. Negative Covenants. Holdings hereby covenants and agrees that on and after the Effective Date and thereafter for so long as this Agreement is in effect and until all the Total Commitments have been terminated, no Notes are outstanding and all Loans, together with interest, fees and all other Obligations (other than any indemnities described in Section 14.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:
10.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to (i) any Collateral, other than Permitted Collateral Liens and (ii) any other assets, other than Permitted Liens. Any Lien securing the Senior Notes shall also secure the Obligations on a pari passu basis.
          10.02 Merger, Consolidation or Sale of Assets, Etc. (a) Holdings will, and will cause its Subsidiaries to comply with the requirements of Section 5.01 of the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto), provided that (x) all references to “Default” or “Event of Default” under said Section shall be deemed to be references to Default or Event of Default under this Agreement and (y) all requirements that a Person assumes obligations under the Senior Notes Indenture and related documents under said Section shall be deemed to require that such Person assumes obligations under the Credit Documents.
          (b) Holdings will not, and will not permit any Subsidiary to, consummate any Asset Sale (including a Collateral Disposition) unless (x) such Asset Sale is permitted pursuant to Sections 4.10 and 4.11, as applicable, of the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto) and, (y) the requirements of such Sections and with Section 4.24 of the Senior Notes Indenture (as so in effect) with respect to thereto are fully complied with.
          (c) Holdings will not, and will not permit any of its Subsidiaries to, receive Refund Proceeds or Net Event of Loss Proceeds (as each such term is defined in the Senior Notes Indenture as in effect on the Third Amendment Effective Date and without giving effect to any amendment, modification, supplement or waiver thereto) unless the provisions of Section 4.10 of the Senior Notes Indenture (as in effect) with respect thereto are fully complied with.
          10.03 Dividends. Holdings shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that:
     (i) any Subsidiary of Holdings may pay Dividends to its parent company (including Holdings) and any Subsidiary of Holdings;

     (ii) during the Forbearance Period, Holdings may pay Dividends of up to $5,000,000 in the aggregate; provided, however, that if an Event of Default has occurred and is continuing at the time of such payment, then Holdings shall not be permitted to pay any Dividends;
     (iii) after termination of the Forbearance Period, additional Dividends if, at the time of and after giving effect to such Dividends, no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Dividends and if the Leverage Ratio for Holdings, for the date on which such Dividends are paid and after giving pro forma effect thereto as if such Dividends had been paid at the beginning of the applicable Reference Period, would not have been greater than 3.0 to 1.0, and such Dividends, together with the aggregate amount of all other Dividends made by Holdings and its Subsidiaries (including the Borrower) (excluding Dividends permitted by subclauses (b), (c), (d) and (e) of clause (iv) below) with respect to the quarter for which such Dividend is paid, is less than the sum, without duplication, of: (a) 50% of the Consolidated Net Income of Holdings for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of the Senior Notes Indenture to the end of the most recently ended Reference Period (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (b) 100% of the aggregate net cash proceeds received by Holdings since the date of the Senior Notes Indenture (x) as a contribution to its common equity capital in respect of Equity Interests of Holdings (other than Disqualified Stock) or (y) from the issue or sale of Equity Interests of Holdings (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of Holdings that have been converted into or exchanged for such Equity Interests (other than, in the case of clause (x) or (y), Equity Interests (or Disqualified Stock or debt securities) sold to (or in respect of which a capital contribution is received from) a Subsidiary of Holdings); and
     (iv) after termination of the Forbearance Period, so long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions will not prohibit: (a) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend, distribution or redemption payment would have complied with the provisions of this Agreement; (b) the payment of any Dividend in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of Holdings) of, Equity Interests of Holdings (other than Disqualified Stock) or from the net cash proceeds of the substantially concurrent contribution of common equity capital to Holdings in respect of Equity Interests of Holdings (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (b) of Section 10.03(iii); (c) the payment of any Dividend by a Subsidiary of Holdings (including the Borrower) to the holders of its Equity Interests on a pro rata basis; (d) the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of Holdings or any Subsidiary of Holdings (including the Company) issued on or after the date of the Senior Notes Indenture in accordance with the Leverage

Ratio test set forth in the first paragraph of Section 4.07 of the Senior Notes Indenture (as in effect on the Third Amendment Effective Date and without giving effect to any further amendment, modification, supplement or waiver thereto); (e) the payment of any Dividend to the Parent (through the Intermediate Obligors), which together with the amount of loans to the Parent in the form of Intercompany Internal Debt owing by Parent not to exceed in the aggregate the amount of (x) any guarantee refunds received by the Borrower, Holdings or a Subsidiary Guarantor after the date of the Senior Notes Indenture in respect of an Existing Option Construction Contract in respect of any Option Vessel upon termination of such Existing Option Construction Contract, (y) the Net Available Cash received after the date of the Senior Notes Indenture from the sale of any Discontinued Vessel, or (z) the Net Available Cash received after the date of the Senior Notes Indenture (after reserves for contingencies) from the sale of, or of the Equity Interests of a Subsidiary that is not a Guarantor owning, any Option Vessel to the extent (and only to the extent) such Net Available Cash has been received by, or paid in cash as a dividend or distribution by a Subsidiary to, Holdings, the Borrower or a Subsidiary Guarantor within 60 days after the consummation of such sale, provided that, in the case of clause (x), (y) or (z), the payment of such dividend, or making of such loan, to Parent is effected within 60 days after the receipt by the Borrower, Holdings or a Subsidiary Guarantor of the refunds or Net Available Cash specified in clause (x), (y) or (z); and (f) other Dividends in an aggregate amount not to exceed $5,000,000 since the date of the Senior Notes Indenture.
The amount of all Dividends (other than cash) will be the Fair Market Value on the date of the Dividends of the asset(s) or securities proposed to be transferred or issued by Holdings or such Subsidiary (including the Borrower), as the case may be, pursuant to the Dividends. The Fair Market Value of any assets or securities that are required to be valued by this Section 10.03 will be determined by the Board of Directors of the Borrower in a board resolution with respect thereto, a copy of which will be delivered to the Administrative Agent. The Board of Directors’ determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of industry recognized standing if the Fair Market Value exceeds $10,000,000.
               10.04 Indebtedness. Holdings shall not, and shall not permit any of its Subsidiaries to, incur, assume or suffer to exist any Indebtedness, except:
     (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;
     (ii) Indebtedness (x) pursuant to the Existing Intercompany Indebtedness, provided that the obligations of Holdings thereunder are subordinated to the Obligations of Holdings under this Agreement substantially on the terms set forth in Exhibit H and (y) constituting intercompany loans or advances from Holdings or any Subsidiary of Holdings to Holdings or any Subsidiary of Holdings so long as such intercompany loans or advances owed by a Credit Party are subordinated to the Obligations substantially on the terms set forth in Exhibit H;

     (iii) Existing Indebtedness and any refinancings thereof provided that the principal amount thereof is not increased;
     (iv) Indebtedness of Holdings or any of its Subsidiaries represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment used in the business of Holdings and its Subsidiaries (other than any Mortgaged Vessel, Newbuild Vessel or Option Vessel (as defined in the Senior Notes Indenture), in an aggregate principal amount, including any Indebtedness incurred pursuant to this clause (iv), not to exceed $25,000,000 at any time outstanding;
     (v) Indebtedness of Holdings or any Subsidiary of Holdings with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Holdings Borrower or any of its Subsidiaries, provided that the aggregate outstanding amount of all such performance bonds, surety bonds, appeal bonds and customs bonds permitted by this subsection (v) shall not at any time exceed $10,000,000;
     (vi) Indebtedness under operating leases entered into in the ordinary course of business;
     (vii) Indebtedness consisting of the financing of insurance premiums;
     (viii) Indebtedness consisting of performance guarantees made by Holdings or any of its Subsidiaries in the ordinary course of business;
     (ix) Indebtedness under (x) Interest Rate Protection Agreements which are nonspeculative in nature and are entered into with respect to other Indebtedness permitted to remain outstanding or be incurred, as the case may be, pursuant to this Section 10.04, and (y) Indebtedness evidenced by Other Hedging Agreements entered into in the ordinary course of business so long as each such Other Hedging Agreement is non-speculative in nature;
     (x) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days;
     (xi) Indebtedness in respect of workers’ compensation claims, payment obligations in connection with health or other types of social security benefits, unemployment or other insurance or self-insurance obligations, statutory obligations, bankers’ acceptances or similar obligations in the ordinary course of business (other than, in each case, any obligation for borrowed money);
     (xii) additional Indebtedness of Holdings or any of its Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding not to exceed $10,000,000;

     (xiii) Indebtedness arising from agreements of Holdings or any of its Subsidiaries providing indemnification, adjustment of purchase price, earn outs or similar obligations, in each case, incurred or assumed in connection with the disposition or acquisition of any business, assets or a Subsidiary Guarantor in accordance with the terms of this Agreement, other than Indebtedness or guarantees of Indebtedness incurred or assumed by any Person acquiring all or any portion of such business, assets or Subsidiary Guarantor for the purpose of financing such acquisition, in an aggregate principal amount at any time outstanding not to exceed $5,000,000; provided, however, (A) such Indebtedness is not reflected as a liability on the balance sheet of Holdings or any of its Subsidiaries, (B) in the case of any disposition, the maximum liability therefor will not exceed the gross cash proceeds actually received by Holdings or any of its Subsidiaries in connection with such disposition, and (C) such Indebtedness does not constitute an intercompany loan (other than an intercompany loan owing to Holdings or its Subsidiaries); and
     (xiv) Indebtedness of the Borrower and the Guarantors under the Senior Notes Indenture in an aggregate principal amount not to exceed at any one time outstanding $400,000,000 less the aggregate principal amount of the Senior Notes redeemed, repurchased or otherwise retired.
          10.05 Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of Holdings or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would reasonably be obtained by Holdings or such Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:
     (i) Dividends permitted by Section 10.03;
     (ii) loans, including intercompany loans, may be made and other transactions (including the incurrence of Contingent Obligations) may be entered into by Holdings and its Subsidiaries to the extent permitted by Section 10.04 and Section 10.08;
     (iii) customary fees may be paid to non-officer directors of Holdings and its Subsidiaries;
     (iv) Holdings and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements (including arrangements made with respect to bonuses) with officers, employees and directors of Holdings and its Subsidiaries in the ordinary course of business;
     (v) Holdings and its Subsidiaries may enter into employment agreements or arrangements with their respective officers and employees in the ordinary course of business;
     (vi) other transactions existing on the Third Amendment Effective Date and set forth on Schedule VIII;

     (vii) transactions by and between the Credit Parties; and
     (viii) transactions by and between Subsidiaries of Holdings that are not Credit Parties.
          10.06 Limitations on Investments. Holdings will not and will not permit any of its Subsidiaries to, lend money or credit or make advances to or guarantee the obligations of or purchase or acquire any stock, obligations or securities of, or any other Equity Interests in or make any capital contribution to (each of the foregoing an “Investment” and, collectively, the “Investments”) any Person, including the Parent or any Subsidiary of the Parent, except that the following in any event will be permitted:
     (i) any Investment in Holdings or the Borrower or in a Subsidiary of Holdings that is a Guarantor;
     (ii) any Investment in Cash Equivalents;
     (iii) any Investment by Holdings or any Subsidiary of Holdings (including the Borrower) in a Person, if as a result of such Investment: (a) such Person becomes a Subsidiary of Holdings and a Guarantor; or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Holdings or a Subsidiary of Holdings that is a Guarantor;
     (iv) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 10.02;
     (v) any acquisition of assets or Capital Stock solely in exchange for the issuance of, or solely as a contribution to the common equity capital of Holdings in respect of, Equity Interests (other than Disqualified Stock) of Holdings;
     (vi) any Investments received in settlement, compromise or resolution of (a) obligations of trade creditors or customers that were incurred in the ordinary course of business of Holdings or any of its Subsidiaries (including the Borrower), including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (b) litigation, arbitration or other disputes with Persons who are not Affiliates;
     (vii) Investments represented by Interest Rate Protection Agreements and Other Hedging Agreements;
     (viii) loans or advances to employees made in the ordinary course of business of Holdings, the Borrower or any Subsidiary of the Company in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding;
     (ix) any Investment existing on the date of this Agreement and specified in Schedule XIV;

     (x) guarantees of Indebtedness to the extent such guarantees are permitted under Section 10.04;
     (xi) Cash Collateral Account deposits;
     (xii) receivables owing to the Borrower, Holdings or any Subsidiary Guarantor not constituting Indebtedness of the obligor if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that (a) such trade terms may include such concessionary trade terms as Holdings, the Borrower or such Subsidiary Guarantor deems reasonable in the circumstances and (b) the aggregate outstanding amount of all Investments made pursuant to this clause (xii) that are owing by Parent or any Subsidiary thereof (other than Holdings, the Borrower or any Subsidiary Grantor) do not exceed $5,000,000; and
     (xiii) other Investments in any Person having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (xiii) that are at the time outstanding, not to exceed $5,000,000.
Notwithstanding the foregoing, during the Forbearance Period, no Investment by Holdings or any of its Subsidiaries shall be permitted under subsection (xiii) hereof, if at the time such Investment is made (and treating such Investment and all prior Investments during the Forbearance Period as a Dividend by Holdings) Holdings would not be permitted to pay a Dividend to its parent company pursuant to Section 10.03(ii).
          10.07 Limitation on Modifications of Certificate of Incorporation and By-Laws; etc. The Borrower will not, and will not permit any Subsidiary Guarantor to amend, modify or change its certificate of incorporation, certificate of formation (including, without limitation, by the filing or modification of any certificate of designation), by-laws, limited liability company agreement, partnership agreement (or equivalent organizational documents) or any agreement entered into by it with respect to its capital stock or membership interests (or equivalent equity interests), or enter into any new agreement with respect to its capital stock or membership interests (or equivalent interests), other than any amendments, modifications or changes or any such new agreements which are not materially adverse to the interests of the Lenders.
          10.08 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any of its Subsidiaries, or pay any Indebtedness owed to Holdings or any of its Subsidiaries, (b) make loans or advances to Holdings or any of its Subsidiaries or (c) transfer any of its properties or assets to Holdings or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, the Parent Credit Agreement, the Senior Notes Documents and the Existing Intercompany Indebtedness, (iii) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of Holdings or any of its Subsidiaries, (iv) customary provisions restricting assignment of any agreement entered into by Holdings or any of its Subsidiaries in the ordinary course of business and (v) any holder of a Lien may restrict the transfer of the asset or assets subject thereto.
          10.09 Business. Holdings will not, and will not permit any of its Subsidiaries to, engage in any business other than any business conducted by the Credit Parties and their Subsidiaries on the Third Amendment Effective Date and any other business or activities as may be substantially similar, incidental or related thereto.
          10.10 ERISA. Holdings will not, and will not permit any of its Subsidiaries, nor any ERISA Affiliate, to (i) engage in any “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or (ii) sponsor, maintain, make contributions to or incur liabilities in respect of any Plan which is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code.
          10.11 Voluntary Prepayments, Etc. of Senior Notes; Amendments of Senior Notes Documentation. (a) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, voluntarily prepay, redeem, purchase, defease or otherwise satisfy the Senior Notes in any manner prior to the later of the Revolving Loan Maturity Date and the Term Loan Maturity Date (it being understood that payments of regularly scheduled principal and interest, fees and legal expenses, as well as mandatory prepayments shall be permitted) unless a corresponding pro rata reduction in the Total Commitments is made pursuant to Section 4.03 and, to the extent that the Aggregate Revolving Exposure exceeds the Total Revolving Commitment or to the extent the Aggregate Term Loan Exposure exceeds the Total Term Loan Commitments, in each case, after giving effect thereto, it repays on such date the principal of the Loans and/or cash collateralizes the Letters of Credit in an amount equal to such excess as provided in Section 5.02(b).
          (b) The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, amend, modify or change any term or condition of any documentation related to the Senior Notes, including, but not limited to the Senior Notes Documentation, except in a manner that would not materially adversely affect the Lenders.
          10.12 Substitution of Collateral. Holdings will not, and will not permit any of its Subsidiaries to, exercise the right to substitute Collateral pursuant to clause (b) of the first sentence of Section 4.24 of the Senior Notes Indenture if an Event of Default then exists at the time such right is exercised.
          10.13 Minimum Cash. During the Forbearance Period, Holdings, the Borrower and the Subsidiary Guarantors, on a consolidated basis, shall maintain as of the end of each fiscal month beginning June 30, 2010 cash and cash equivalents (in each case, free of Liens other than those in favor of the Collateral Agent) (“Liquidity”) of not less than $20,000,000; provided, however, in lieu of the foregoing, solely for the months of February and March 2011, unless prior to the end of either such month the Borrower shall have received $12,870,000 or more of the anticipated refunds relating to the termination of the Existing Option Construction Contracts (as defined in the Senior Notes Indenture), Liquidity may be not less than $15,000,000. The

Borrower shall deliver to the Administrative Agent an Officer’s Certificate, in the form attached hereto as Exhibit M, and a detailed computation of its Liquidity no later than the 10th calendar day following the end of each fiscal month beginning with the month ended June 30, 2010.
          10.14 Minimum Monthly EBITDA. During the Forbearance Period, Holdings shall have Consolidated Cash Flow for the preceding twelve-month period (“LTM Consolidated Cash Flow”) measured as of the end of each fiscal month of Holdings of at least the required amount set forth in the following table for each applicable month set forth above such amount:

Minimum LTM Consolidated
Month Ending	Cash Flow (in Millions)
June 30, 2010	$57.1
July 31, 2010	$54.8
August 31, 2010	$51.0
September 30, 2010	$45.9
October 31, 2010	$53.4
November 30, 2010	$58.5
December 31, 2010	$61.0
January 31, 2011	$65.3
February 28, 2011	$72.8
March 31, 2011	$69.9
April 31, 2011	$75.6
May 31, 2011	$76.9
June 30, 2011	$80.1
          Holdings shall deliver to the Administrative Agent and the Lenders an Officer’s Certificate, in the form attached here to as Exhibit N, and a detailed computation of its LTM Consolidated Cash Flow no later than the 30th calendar day following the end of each fiscal month beginning with the month ended June 30, 2010.
          Section 11. Events of Default. Upon the occurrence of any of the following specified events (each an “Event of Default”):
          11.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, or any fees or any other amounts owing hereunder or thereunder; or
          11.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or
          11.03 Covenants. Holdings or any of its Subsidiaries shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 9.01(a), 9.01(b), 9.01(e), 9.03 and 9.11(c) (other than clause (i) and (ii) thereof), inclusive, or Section 10 or (ii) default in the due performance or observance by it of any other term, covenant or agreement (other than those referred to in Sections 11.01, 11.02 or clause (i) of this Section 11.03) contained in this Agreement and, in the case of this clause (ii), such default shall continue unremedied for a period of 30 days after written notice to the defaulting party by the Administrative Agent or the Required Revolving Lenders and/or the Required Term Lenders; or
          11.04 Default Under Other Agreements. (i) The Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries shall default in any payment of any Indebtedness (other than the Obligations, the Existing Intercompany Indebtedness and any other intercompany loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries shall default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations, the Existing Intercompany Indebtedness and any other intercompany loans) or contained in any instrument or agreement evidencing, securing or relating thereto, including, without limitation, the Senior Note Indenture, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, provided that it shall not be a Default or Event of Default under this Section 11.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) through (ii), inclusive, is (x) during the Forbearance Period, at least $5,000,000 and (y) otherwise, at least $10,000,000; or
          11.05 Bankruptcy, etc. (i) The Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries and the petition is not controverted within 10 days after service of summons, or is not dismissed within 60 days, after commencement of the case; or (ii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries or (iii) the Parent or any of the Holdco Guarantors or any of their Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries or there is commenced against the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or (iv) the Parent or any of the Holdco Guarantors or any of their Subsidiaries is adjudicated insolvent or bankrupt; or (v) any order of relief or other order approving any such case or proceeding is entered; or (vi) the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or (vii) the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries makes a general assignment for the benefit of creditors; or (viii) any corporate action is taken by the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries for the purpose of effecting any of the foregoing; or (ix) the appointment of a chapter 11 trustee or examiner with expanded powers in any of the Parent Bankruptcy Cases or the conversion of a Parent Bankruptcy Case into a case under chapter 7 of the Bankruptcy Code; or
          11.06 ERISA. (a) A contribution required to be made with respect to a Plan or a Foreign Pension Plan is not timely made, or the Parent, the Holdco Guarantors or any of its Subsidiaries has incurred or is reasonably likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, or the Borrower or any of its Subsidiaries has incurred or is reasonably likely to incur any liability on account of a group health plan (as defined in Section 607(1) of ERISA, Section 4980 B(g)(2) of the Code or 45 Code of Federal Regulations Sections 160.103) under Section 4980B of the Code and/or the Health Insurance Portability and Accountability Act of 1996; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Revolving Lenders and/or the Required Term Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; or
          11.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons to the extent required by the Security Documents and the Collateral Agency and Intercreditor Agreement (except in connection with Permitted Collateral Liens), and subject to no other Liens (except Permitted Collateral Liens); or
          11.08 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under the relevant Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or
          11.09 Judgments. One or more judgments or decrees shall be entered against the Parent or any of the Holdco Guarantors or any of Holdings’ Subsidiaries involving in the aggregate for the Parent or any of the Holdco Guarantors and Holdings’ Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments, to the extent not covered by insurance, equals or exceeds $5,000,000; or

          11.10 Change of Control. A Change of Control shall occur; or
          11.11 Parent Credit Agreement. An “Event of Default” under and as defined in the Parent Credit Agreement shall have occurred and be continuing; or
          11.12 Special Repurchase Offer. The Borrower is required to make a “Special Repurchase Offer” under and as defined in the Senior Notes Indenture; or
          11.13 Forbearance Termination Date. A Forbearance Termination Date (under and as defined in the Third Amendment) shall occur;
then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Revolving Lenders and/or the Required Term Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 11.05 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i), (ii), (iii) and (iv) below shall occur automatically without the giving of any such notice); provided, further, that if any Guarantor is subject to an Event of Default specified in Section 11.05, then notwithstanding anything to the contrary contained above, all obligations guaranteed by the respective Guarantor, whether fixed or contingent, shall be deemed, without the necessity of further action or notice to be due and payable in full): (i) declare the Revolving Loan Commitments terminated, whereupon all Revolving Loan Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the Tranche A Term Loan Commitments terminated, whereupon all Tranche A Term Loan Commitments of each Lender shall forthwith terminate immediately and any accrued and unpaid fees or other amounts payable to the Tranche A Term Lenders, whether under the Yield Enhancement Letter or otherwise, shall forthwith become due and payable without any other notice of ay kind; (iii) declare the Tranche B Term Loan Commitments terminated, whereupon all Tranche B Term Loan Commitments of each Lender shall forthwith terminate immediately and any accrued and unpaid fees or other amounts payable to the Tranche B Term Lenders, whether under the Yield Enhancement Letter or otherwise, shall forthwith become due and payable without any other notice of ay kind; (iv) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations, including, without limitation, all Prepayment Premiums, owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (v) terminate any Letter of Credit that may be terminated in accordance with its terms; and (vi) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.
          Notwithstanding the foregoing, until the expiration of the Forbearance Period, (i) Sections 11.03, 11.04 (other than with respect to the Senior Notes Indenture), 11.05 (other than clause (ix) thereof), 11.06, 11.08 (solely to the extent as a result of the Parent Bankruptcy Case) and 11.09 shall not apply to the Parent, Trico Cayman and/or Trico Holdco and (ii) Section 11.11 shall not apply. For the avoidance of doubt, until the expiration of the Forbearance Period, the commencement and continuation of a Parent Bankruptcy Case shall be deemed not to result in any Default, Event of Default or a breach of any other covenant or term of this Agreement; provided, however, that rights of the Administrative Agent and the Lenders to enforce the obligations of the Parent, Trico Cayman and/or Trico Holdco under their Guarantees are expressly reserved.
          Section 12. Administrative Agent.
          12.01 Appointment. (a) The Lenders hereby irrevocably designate and appoint Nordea Bank Finland plc, New York Branch, as Administrative Agent (for purposes of this Section 12 and Section 13.01, the term “Administrative Agent” also shall include Nordea Bank Finland plc, New York Branch (and/or any of its affiliates) in its capacity as Joint Lead Arranger and Book Runner in connection with this Agreement and the financings contemplated hereby) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates. Each Lender irrevocably appoints the Administrative Agent as security trustee on its behalf with regard to (i) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Lenders or any of them or for the benefit thereof under or pursuant to any Credit Document (including, without limitation, the benefit of all covenants, undertakings, representations, warranties and obligations given, made or undertaken to any Lender in any Credit Document), (ii) all moneys, property and other assets paid or transferred to or vested in any Lender or any agent of any Lender or received or recovered by any Lender or any agent of any Lender pursuant to, or in connection with, any Credit Document whether from any Credit Party or any other Person and (iii) all money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by any Lender or any agent of any Lender in respect of the same (or any part thereof). The Administrative Agent hereby accepts such appointment.
          12.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.
          12.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Parent and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Parent and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Parent and its Subsidiaries or the existence or possible existence of any Default or Event of Default.
          12.04 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Revolving Lenders and/or the Required Term Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Revolving Lenders and/or the Required Term Lenders; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting hereunder or under any other Credit Document in accordance with the instructions of the Required Revolving Lenders and/or the Required Term Lenders or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Revolving Lenders and the Required Term Lenders.
          12.05 Reliance. The Administrative Agent shall be entitled to reasonably rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent reasonably believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.
          12.06 Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof), in proportion to their respective “percentage” as used in determining the Required Lenders determined as if there were no Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Credit Document, or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).
          12.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans, under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Required Lenders,” “Required Revolving Lenders,” “Required Term Lenders,” “holders of Notes” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.
          12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.
          12.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days’ prior written notice to the Lenders and, unless a Default or an Event of Default under Section 11.05 then exists, the Borrower.
          (b) Upon any such notice of resignation by the Administrative Agent, the Required Revolving Lenders and the Required Term Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that Borrower’s approval shall not be required if an Event of Default then exists).

          (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed, provided that the Borrower’s consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Revolving Lenders and the Required Term Lenders appoint a successor Administrative Agent as provided above.
          (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent’s resignation shall become effective and (x) the Required Revolving Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document with respect to the Revolving Loans and (y) the Required Term Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document with respect to the Term Loans, in each case, until such time, if any, as the Required Revolving Lenders and the Required Term Lenders appoint a successor Administrative Agent as provided above.
          (e) To the extent a successor Administrative Agent is appointed pursuant to the provisions of this Section 12.09, the Borrower shall pay the reasonable fees and expenses of such successor Administrative Agent.
          12.10 No Other Duties, etc. Anything herein to the contrary notwithstanding, the Joint Lead Arrangers for the agents listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in their capacity, as applicable, as Administrative Agent or Lender hereunder.
          12.11 Removal of the Administrative Agent; Appointment of Successor Administrative Agent.
          (a) The Administrative Agent may be removed at any time by written notice from the Required Lenders, which removal shall be effective upon the appointment of a successor administrative agent.
          (b) A successor Administrative Agent may be appointed by the Required Lenders. If a successor Administrative Agent shall not have been so appointed within ten Business Days after delivery of the notice of removal described in the immediately preceding subclause (a), the Administrative Agent may appoint a successor Administrative Agent.
          (c) Upon the appointment of a successor Administrative Agent, the removed Administrative Agent shall promptly execute and deliver all instruments and documents, and take all actions that the successor Administrative Agent or the Required Lenders may reasonably request, in order to effect such removal and the assignment of rights, interests, duties and obligations of the Administrative Agent under the Credit Documents.
          (d) To the extent a successor Administrative Agent is appointed pursuant to the provisions of this Section 12.11, the Borrower shall pay the reasonable fees and expenses of such successor Administrative Agent.

          Section 13. Holdco Guarantees.
          13.01 Holdco Guarantees. In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to extend credit hereunder, and in recognition of the direct benefits to be received by the Borrower from the proceeds of the Loans, each of Trico Holdco, Trico Cayman and Holdings hereby agrees with the Guaranteed Creditors as follows: (i) each of Trico Holdco, Trico Cayman and Holdings hereby and unconditionally and irrevocably guarantees to the Guaranteed Creditors, as primary obligor and not merely as surety, the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations to the Guaranteed Creditors and (ii) each of Trico Holdco, Trico Cayman and Holdings unconditionally and irrevocably fully indemnifies each Lender on its demand in respect of all claims, expenses, liabilities and losses which are made or brought against or incurred by such Lender as a result of or in connection with any obligation or liability guaranteed by the Holdco Guarantor being or becoming unenforceable, invalid, void or illegal; and the amount recoverable under this indemnity shall be equal to the amount which such Lender would otherwise have been entitled to recover. If any or all of the Guaranteed Obligations becomes due and payable hereunder, each of Trico Holdco, Trico Cayman and Holdings, unconditionally and irrevocably, undertake to pay such indebtedness to the Administrative Agent and/or the other Guaranteed Creditors, or order, on demand, together with any and all reasonable documented out-of-pocket expenses which may be incurred by the Administrative Agent and the other Guaranteed Creditors in collecting any of the Guaranteed Obligations. If a claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event, each of Trico Holdco, Trico Cayman and Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Trico Holdco, Trico Cayman or Holdings, as the case may be, notwithstanding any revocation of these Holdco Guarantees or other instrument evidencing any liability of the Borrower, and Trico Holdco, Trico Cayman or Holdings, as the case may be, shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
          13.02 Bankruptcy. Additionally, each of Trico Holdco, Trico Cayman and Holdings unconditionally and irrevocably guarantees to the Guaranteed Creditors the payment of any and all of the Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 11.05, and unconditionally, irrevocably, jointly and severally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand.
          13.03 Nature of Liability. The liability of each of Trico Holdco, Trico Cayman and Holdings hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations, whether executed by Trico Holdco, Trico Cayman, Holdings, any other guarantor or by any other party, and the liability of each of Holdings, Trico Holdco and Trico Cayman hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower or any other Credit Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of Trico Holdco, Trico Cayman and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction of the type described in Section 14.05.
          13.04 Independent Obligation. The obligations of each of Trico Holdco, Trico Cayman and Holdings hereunder are several and are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against Trico Holdco, Trico Cayman or Holdings whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. Each of Trico Holdco, Trico Cayman and Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Trico Holdco, Trico Cayman and Holdings.
          13.05 Authorization. Each of Trico Holdco, Trico Cayman and Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute or this Agreement and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:
     (a) in accordance with the terms and provisions of this Agreement and the other Credit Documents, change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and these Holdco Guarantees made shall apply to such Guaranteed Obligations as so changed, extended, renewed or altered;
     (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;
     (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or others or otherwise act or refrain from acting;
     (d) release or substitute any one or more endorsers, guarantors, the Borrower,

other Credit Parties or other obligors;
     (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;
     (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid;
     (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any other Credit Document or any of the instruments or agreements referred to herein or therein, or, pursuant to the terms of the Credit Documents, otherwise amend, modify or supplement this Agreement or any other Credit Document or any of such other instruments or agreements; and/or
     (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Trico Holdco, Trico Cayman or Holdings from its liabilities under these Holdco Guarantees.
          13.06 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of each of Trico Holdco, Trico Cayman and Holdings or any of their Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
          13.07 Subordination. Any indebtedness of the Borrower now or hereafter owing to each of Trico Holdco, Trico Cayman and Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Guaranteed Creditors; and if the Administrative Agent or the Required Term Lenders so request at a time when an Event of Default exists, all such indebtedness of the Borrower to each of Trico Holdco, Trico Cayman and Holdings shall be collected, enforced and received by Trico Holdco, Trico Cayman or Holdings, as the case may be, for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations, but without affecting or impairing in any manner the liability of Trico Holdco, Trico Cayman or Holdings under the other provisions of this Holdco Guaranty. Prior to the transfer by Trico Holdco, Trico Cayman or Holdings of any note or negotiable instrument evidencing any such indebtedness of the Borrower to Trico Holdco, Trico Cayman or Holdings, as the case may be, shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each of Trico Holdco, Trico Cayman and Holdings hereby agrees with the Guaranteed Creditors that they will not exercise any right of subrogation which they may at any time otherwise have as a result of these Holdco Guarantees (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been paid in full in cash. If and to the extent required in order for the Guaranteed Obligations of each of Trico Holdco, Trico Cayman and Holdings to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of Trico Holdco, Trico Cayman or Holdings, as the case may be, hereunder shall be limited to the greatest amount which can lawfully be guaranteed by Trico Holdco, Trico Cayman or Holdings, as the case may be, under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under this Section 13.07.
          13.08 Waiver. (a) Each of Trico Holdco, Trico Cayman and Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. Each of Trico Holdco, Trico Cayman and Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full in cash of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full in cash of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower, or any other party, or any security, without affecting or impairing in any way the liability of either Trico Holdco, Trico Cayman or Holdings hereunder except to the extent the Guaranteed Obligations have been paid in cash. Each of Trico Holdco, Trico Cayman and Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Trico Holdco, Trico Cayman or Holdings against the Borrower, or any other party or any security.
          (b) Each of Trico Holdco, Trico Cayman and Holdings waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of these Holdco Guarantees, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each of Trico Holdco, Trico Cayman and Holdings assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each of Trico Holdco, Trico Cayman and Holdings assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the other Guaranteed Creditors shall have any duty to advise either Trico Holdco, Trico Cayman or Holdings of information known to them regarding such circumstances or risks.
          Section 14. Miscellaneous.
          14.01 Payment of Expenses. The Borrower agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and the Administrative Agent’s local maritime counsel and the Administrative Agent’s consultants) and the Required Term Lenders (including, without limitation, the reasonable fees and disbursements of Latham & Watkins LLP and the Required Term Lender’s local maritime counsel and the Required Term Lender’s consultants), in each case, in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver, assignment or consent relating hereto or thereto (including, without limitation, in connection with the removal of the Administrative Agent pursuant to Section 12.11), of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and the Required Term Lenders and, after the occurrence of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and, after the occurrence of an Event of Default, counsel for each of the Lenders); (ii) pay and hold the Administrative Agent, each of the Lenders harmless from and against any and all present and future stamp, documentary, transfer, sales and use, value added, excise and other similar taxes with respect to the foregoing matters, the performance of any obligation under this Agreement or any other Credit Document or any payment thereunder, and save the Administrative Agent, each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Administrative Agent, such Lender) to pay such taxes; and (iii) indemnify the Administrative Agent, the Collateral Agent, each Lender, and each of their respective officers, directors, employees, representatives, agents, affiliates, trustees and investment advisors (the “Indemnitees”) from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the Release of Hazardous Materials by Borrower or its Subsidiaries in the air, surface water or groundwater or on the surface or subsurface of any Mortgaged Vessel at any time owned, operated or occupied by the Borrower, or any of the Borrower’s Subsidiaries, the generation, storage, transportation, handling, disposal or Release of Hazardous Materials by the Borrower or any of the Borrower’s Subsidiaries at any location, whether or not owned, leased or operated by the Borrower or any of the Borrower’s Subsidiaries, the non-compliance of any Mortgaged Vessel with Environmental Law (including applicable permits thereunder) applicable to any Mortgaged Vessel, or any Environmental Claim asserted against the Borrower or any of the Borrower’s Subsidiaries, or any Mortgaged Vessel at any time owned, operated or occupied by the Borrower or any of the Borrower’s Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision) or caused by the actions or inactions of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent, any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.
          14.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Subsidiary or the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower or any Credit Party but in any event excluding assets held in trust for any such Person against and on account of the Obligations and liabilities of the Borrower or such Credit Party, as applicable, to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 14.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.
          14.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic or telecopier communication) and mailed, telexed, telecopied or delivered: if to any Holdco Guarantor or Credit Party, at 10001 Woodloch Forest Dr., Suite 610, The Woodlands, Texas 77380, Telephone: (281) 203-5700, Facsimile: (281) 203-5701; if to any Lender, at its address specified opposite its name on Schedule II below; and if to the Administrative Agent, at its Notice Office; or, as to any other Credit Party, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, sent by telecopier or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 14.03 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 14.03.
          14.04 Benefit of Agreement; Assignments and Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that (i) no Credit Party may assign or transfer any of its rights, obligations or interests hereunder or under any other Credit Document without the prior written consent of the Lenders, (ii) although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a “Lender” for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Sections 2.12 and 14.04(b) or as otherwise separately agreed to in writing with the Borrower) and the transferee, assignee or participant, as the case may be, shall not constitute a “Lender” hereunder and (iii) no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Commitment Commission, Tranche A Yield Enhancement or Tranche B Yield Enhancement thereon (except (m) in connection with a waiver of applicability of any post-default increase in interest rates and (n) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (x)) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Revolving Commitment, Total Tranche A Term Loan Commitment or Total Tranche B Term Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (y) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (z) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) securing the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.
          (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitment and/or its outstanding Loans to its (i) parent company so long as such parent company is solvent and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company (so long as such affiliate is solvent) or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor (so long as such fund is solvent) or (iii) to one or more Lenders or (y) assign with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed and shall not be required if any Event of Default is then in existence) all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and outstanding principal amount of Loans hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes assigned by the Lender, new Notes will be issued, at the Borrower’s expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent of the Administrative Agent shall be required in connection with any assignment of Revolving Loan Commitments pursuant to preceding clause (y) and the consent of the Issuing Lender shall be required in connection with any assignment of Revolving Loan Commitments pursuant to preceding clauses (x) and (y) (in each case, which consent shall not be unreasonably withheld or delayed), and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 14.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and outstanding Loans. At the time of each assignment pursuant to this Section 14.04(b) to a Person which is not already a Lender hereunder, the respective assignee Lender shall, to the extent legally entitled to do so, comply with Section 5.04(b). To the extent that an assignment of all or any portion of a Lender’s Commitments and related outstanding Obligations pursuant to Section 2.12 or this Section 14.04(b) would, at the time of such assignment, result in increased costs under Section 2.09 or 2.10 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).
          (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or the Borrower), any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee or to a collateral agent providing credit or credit support to such Lender in support of its obligations to such trustee, such collateral agent or a holder of such obligations, as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.
          14.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Administrative Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.
          14.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.
          (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Commitment Commission, Tranche A Yield Enhancement or Tranche B Yield Enhancement of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
          (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 14.06(a) and (b) (i) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders and (ii) shall not be construed to apply to any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans.
          14.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders). Unless otherwise noted, all references in this Agreement to “GAAP” or “generally accepted accounting principles” shall mean generally accepted accounting principles as in effect in the United States of America as may be modified from time to time.

          (b) All computations of interest, Commitment Commission, Tranche A Yield Enhancement and Tranche B Yield Enhancement hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Commitment Commission are payable.
          14.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL; APPOINTMENT OF PROCESS AGENT. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE VESSEL MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH IN SECTION 14.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION. EACH CREDIT PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS, AUTHORIZES AND EMPOWERS CT CORPORATION SERVICE COMPANY, WITH OFFICES AT 1180 AVENUE OF THE AMERICAS, SUITE 210, NEW YORK, NY 10036, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE AND ACCEPT FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE CREDIT PARTIES AGREE TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK, NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND THE REQUIRED TERM LENDERS; PROVIDED THAT ANY FAILURE ON THE PART OF THE CREDIT PARTIES TO COMPLY WITH THE FOREGOING PROVISIONS OF THIS SENTENCE SHALL NOT IN ANY WAY PREJUDICE OR LIMIT THE SERVICE OF PROCESS OR SUMMONS IN ANY OTHER MANNER DESCRIBED ABOVE IN THIS SECTION 14.08 OR OTHERWISE PERMITTED BY LAW. IF AT ANY TIME DURING WHICH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT REMAINS IN EFFECT, ANY CREDIT PARTY DOES NOT MAINTAIN A REGULARLY FUNCTIONING OFFICE IN NEW YORK CITY, SUCH CREDIT PARTY WILL DULY APPOINT, AND AT ALL TIMES MAINTAIN, AN AGENT IN NEW YORK CITY FOR THE SERVICE OF

PROCESS OR SUMMONS, AND WILL PROVIDE TO THE ADMINISTRATIVE AGENT AND THE LENDERS WRITTEN NOTICE OF THE IDENTITY AND ADDRESS OF SUCH AGENT FOR SERVICE OF PROCESS OR SUMMONS; PROVIDED THAT ANY FAILURE ON THE PART OF ANY CREDIT PARTY TO COMPLY WITH THE FOREGOING PROVISIONS OF THIS SENTENCE SHALL NOT IN ANY WAY PREJUDICE OR LIMIT THE SERVICE OF PROCESS OR SUMMONS IN ANY OTHER MANNER DESCRIBED ABOVE IN THIS SECTION 14.08 OR OTHERWISE PERMITTED BY LAW.
          (b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
          14.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
          14.10 Effectiveness. This Agreement shall become effective on the date on which (i) each of the Holdco Guarantors, the Borrower, the Administrative Agent and each of the Lenders, who are initially parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile notice (actually received) at such office that the same has been signed and mailed to it and (ii) the Third Amendment becomes effective in accordance with its terms.
          14.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
          14.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto, the Required Revolving Lenders and the Required Term Lenders (although additional parties may be added to (and annexes may be modified to reflect such additions), and any of the Parent, the Holdco Guarantors or the Subsidiary Guarantors may be released from its respective Guaranty and the Security Documents in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto, the Required Revolving Lenders or the Required Term Lenders), provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender with Obligations being directly affected in the case of following clause (i)) and in the case of the following clause (vi), to the extent (in the case of the following clause (vi)) that any such Lender would be required to make a Loan in excess of its pro rata portion provided for in this Agreement or would receive a payment or prepayment of Loans or a commitment reduction that (in any case) is less than its pro rata portion provided for in this Agreement, in each case, as a result of any such amendment, modification or waiver referred to in the following clause (vi)), (i) extend the final scheduled maturity of any Loan or Note, extend or increase the Commitment of any Lender, extend the timing for or reduce the principal of any Scheduled Commitment Reduction, or reduce the rate or extend the time of payment of interest on any Loan or Note or Commitment Commission or Tranche A Yield Enhancement or Tranche B Yield Enhancement (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section 14.12, (iv) reduce the percentage specified in the definition of Required Lenders, Required Revolving Lenders or Required Term Lenders (it being understood that, with the consent of the Required Revolving Lenders and the Required Term Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders, Required Revolving Lenders and Required Term Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Third Amendment Effective Date), (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (vi) amend, modify or waive Section 2.06 or amend, modify or waive any other provision in this Agreement to the extent providing for payments or prepayments of Loans or reductions in Commitments, in each case, to be applied pro rata among the Lenders entitled to such payments or prepayments of Loans or reductions in Commitments or Tranche A Yield Enhancement or Tranche B Yield Enhancement (it being understood that the provision of additional extensions of credit pursuant to this Agreement, or the waiver of any mandatory commitment reduction or any mandatory prepayment of Loans by the Required Lenders, Required Revolving Lenders or Required Term Lenders shall not constitute an amendment, modification or waiver for purposes of this clause (vi), or (vii) release all or substantially all of the Subsidiary Guarantors from a Subsidiaries Guaranty (except as expressly provided in the Credit Documents); provided, further, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (v) without the consent of each Agent, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent or (w) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.
          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 14.12(a), the consent of the Required Revolving Lenders and Required Term Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender’s consent is required with respect to less than all Loans (or related Commitments), to replace only the respective Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender’s individual consent) with one or more Replacement Lenders pursuant to Section 2.12 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender’s Commitment (if such Lender’s consent is required as a result of its Commitment), and/or repay outstanding Loans and terminate any outstanding Commitments of such Lender which gave rise to the need to obtain such Lender’s consent, in accordance with Sections 5.02(b) and/or 5.01(iv), provided that, unless the Commitments are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), provided, further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 14.12(a).
          14.13 Survival. All indemnities set forth herein including, without limitation, in Sections 2.09, 2.10, 5.04 and 14.01 shall, subject to Section 14.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.
          14.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 14.14 would, at the time of such transfer, result in increased costs under Section 2.09, 2.10 or 5.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).
          14.15 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 2.09, 2.10 or 5.04 of this Agreement, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within one year after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Sections 2.09, 2.10 or 5.04 as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Sections 2.09, 2.10 or 5.04, as the case may be. This Section 14.15 shall have no applicability to any Section of this Agreement other than said Sections 2.09, 2.10 or 5.04.
          14.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 14.16, each Lender agrees that it will use its commercially reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender’s holding or parent company or board of trustees in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 14.16 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 14.16(a) by the respective Lender, (b) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Administrative Agent, the Collateral Agent or any Lender and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee expressly agrees to be bound by the confidentiality provisions contained in this Section 14.16.
          (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower or its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 14.16 to the same extent as such Lender.
          14.17 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent, solely for purposes of this Section 14.17, to maintain a register (the “Register”) on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment and prepayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower’s obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of an assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 14.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 14.17, except to the extent caused by the Administrative Agent’s own gross negligence or willful misconduct.
          14.18 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s New York office on the Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.
          14.19 Language. All correspondence, including, without limitation, all notices, reports and/or certificates, delivered by any Credit Party to the Administrative Agent, the Collateral Agent or any Lender shall, unless otherwise agreed by the respective recipients thereof, be submitted in the English language or, to the extent the original of such document is not in the English language, such document shall be delivered with a certified English translation thereof.
          14.20 Waiver of Immunity. The Borrower, in respect of itself, each other Credit Party, its and their process agents, and its and their properties and revenues, hereby irrevocably agrees that, to the extent that the Borrower, any other Credit Party or any of its or their properties has or may hereafter acquire any right of immunity from any legal proceedings, whether in the United States, Norway, Bahamas, England, the Republic of Vanuatu, Malta, Cyprus or elsewhere, to enforce or collect upon the Obligations of the Borrower or any other Credit Party related to or arising from the transactions contemplated by any of the Credit Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, the Borrower, for itself and on behalf of the other Credit Parties, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.
          14.21 USA PATRIOT Act Notice. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub.: 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify, and record information that identifies each Credit Party, which information includes the name of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act, and each Credit Party agrees to provide such information from time to time to any Lender.
          14.22 OTHER LIENS ON COLLATERAL; TERMS OF COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT; ETC. (i) EACH SECURED CREDITOR UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL IN FAVOR OF THE HOLDERS OF SENIOR NOTES PURSUANT TO THE SECURITY DOCUMENTS, WHICH LIENS SHALL BE EQUAL IN PRIORITY TO THE LIENS CREATED PURSUANT TO THE SECURITY DOCUMENTS IN FAVOR OF THE LENDERS IN ACCORDANCE WITH THE TERMS OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT. THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT ALSO HAS OTHER PROVISIONS WHICH ARE BINDING UPON THE LENDERS. PURSUANT TO THE EXPRESS TERMS OF SECTION 7.19 OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT AND ANY OF THE SECURITY DOCUMENTS, THE PROVISIONS OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
          (ii) EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT ON BEHALF OF EACH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT.
          (iii) THE PROVISIONS OF THIS SECTION 14.22 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE

COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY SECURED CREDITOR AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT.
* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

TRICO MARINE CAYMAN, L.P. By: Trico Holdco LLC, General Partner
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO HOLDCO LLC
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO SUPPLY AS
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN SHIPPING III AS
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN SHIPPING II AS
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DEEPOCEAN AS
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

ALBYN MARINE LIMITED
By:	/s/ Rishi A. Varma
Name:
Title:

CTC MARINE PROJECTS LIMITED
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

DEEPOCEAN MARITIME AS
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN MANAGEMENT AS
By:	/s/ Rishi A. Varma
Name:
Title:

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
Name:
Title:

CTC MARINE NORWAY AS
By:	/s/ Rishi A. Varma
Name:
Title:

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DEEPOCEAN BV
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
Title:

DEEPOCEAN UK LTD.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
Name:
Title:

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO SUBSEA AS
By:	/s/ Rishi A. Varma
Name:
Title:

TRICO SUBSEA HOLDING AS
By:	/s/ Rishi A. Varma
Name:
Title:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent and as a Revolving Lender
By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

By:	/s/ Hans Chr. Kjelsrud
	Name:	Hans Chr. Kjelsrud
	Title:	Executive Vice President

UNICREDIT BANK AG, as a Revolving Lender
By:	/s/ Susanne Spanholtz
	Name:	Susanne Spanholtz
	Title:	Department Director

By:	/s/ Stephan Somitsch
	Name:	Stephan Somitsch
	Title:	VP

SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Term Lender TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as a Term Lender TENNENBAUM DIP OPPORTUNITY FUND, LLC, as a Term Lender
By:	Tennenbaum Capital Partners, LLC, Investment Manager of each of the above companies

By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

ANNEX B
CERTAIN AMENDED EXHIBITS
[see attached]

EXHIBIT B
FORM OF NOTE

$	New York, New York
[Revolving][Tranche [A][B] Term] Loan	, 20
          FOR VALUE RECEIVED, Trico Shipping AS, a limited company organized under the laws of Norway, (the “Borrower”), hereby promises to pay to [NAME OF LENDER] or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office initially located at the office of Nordea Bank Finland plc, New York Branch (the “Administrative Agent”) located at 437 Madison Avenue, New York, New York 10022 on the [Revolving Loan][Term Loan] Maturity Date the principal sum of [                     DOLLARS ($                )] or, if less, the unpaid principal amount of all [Revolving][Tranche [A][B] Term] Loans made by the Lender pursuant to the Credit Agreement (as hereinafter defined), payable at such times and in such amounts as are specified in the Credit Agreement. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as defined therein.
          The Borrower also promises to pay interest on the unpaid principal amount of each [Revolving][Tranche [A][B] Term] Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.07 of the Credit Agreement.
          This Note is one of the Notes referred to in the Credit Agreement, dated as of October 30, 2009, among the Borrower, Trico Marine Cayman, LP, Trico Holdco, LLC, Trico Supply AS, the Subsidiary Guarantors, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 17, 2010 and as may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”) and is entitled to the benefits thereof and of the other Credit Documents. This Note is secured by the Security Documents and is entitled to the benefits of the Guaranties. As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the [Revolving Loan][Term Loan] Maturity Date, in whole or in part[, and Revolving Loans may be converted from or more types of Revolving Loans into a Revolving Borrowing (so long as of the same tranche) of another type of loan (as set forth in the Credit Agreement)].
          In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.
          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.
[Signature page to follow]

Exhibit B

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

TRICO SHIPPING AS
By:
Name:
Title:

EXHIBIT A
FORM OF NOTICE OF BORROWING
[Date]
Nordea Bank Finland plc,
   New York Branch,
   as Administrative Agent (the “Administrative
   Agent”) for the Lenders party to the Credit
   Agreement referred to below
437 Madison Avenue, 21st Floor
New York, New York 10022
Attention:	Loan Administration Department Facsimile: (212) 421-4420
Ladies and Gentlemen:
          The undersigned, Trico Shipping AS, a limited company organized under the laws of Norway (“Trico Shipping”), as Borrower, refers to the Credit Agreement, dated as of October 30, 2009 (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 17, 2010 and as may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement,” the capitalized terms defined therein being used herein as therein defined), among Trico Shipping, as Borrower, Trico Marine Cayman, LP, Trico Holdco, LLC, Trico Supply AS, the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”), and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a [Revolving Loan][Tranche [A][B] Term Loan] Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03 of the Credit Agreement:
(i) The Business Day of the Proposed Borrowing is [           , 200_]. 1
(ii) The aggregate principal amount of the Proposed Borrowing is $[     ].
(iii) The Proposed Borrowing is a [Revolving Loan][Tranche [A][B] Term Loan] Borrowing.
(iv) [The initial Interest Period for the Proposed Borrowing is       months.]

[1]	Shall be a Business Day at least three Business Days prior to the date of such Proposed Borrowing after the date hereof if such Proposed Borrowing is a Revolving Loan Borrowing or a Tranche A Term Loan Borrowing or at least ten Business Days prior to the date of such Proposed Borrowing after the date hereof if such Proposed Borrowing is a Tranche B Term Loan Borrowing, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day.

(v) The Loans to be made pursuant to the Proposed Borrowing shall be incurred by Trico Shipping.
(vi) The proceeds of the [Revolving][Tranche [A][B] Term] Loans are to be deposited in [account name], [account number] at [name of deposit bank].
     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
     (A) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and
     (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

Very truly yours, TRICO SHIPPING AS, as Borrower
By:
Name:
Title:

EXHIBIT C
ASSIGNMENT AND ASSUMPTION AGREEMENT
DATE: [                    ]
          Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 17, 2010 and as may hereafter be further amended, modified or supplemented from time to time, the “Credit Agreement”). Unless defined in Annex I attached hereto, capitalized terms defined in the Credit Agreement are used herein as therein defined.
(the “Assignor”) and                                        (the “Assignee”) hereby agree as follows:
          1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I attached hereto (the “Assigned Share”) of all of the Assignor’s outstanding rights and obligations under the Credit Agreement indicated in Item 4 of such Annex I, including, without limitation, in the case of any assignment of all or any portion of the Assignor’s [Revolving][Tranche [A][B] Term Loan] Commitment, all rights and obligations with respect to the Assigned Share of the [Total Revolving Commitment][Total Tranche [A][B] Term Loan] Commitment and of all outstanding [Revolving][Tranche [A][B] Term] Loans.
          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.
          3. The Assignee (i) confirms that it is an Eligible Transferee; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vi) attaches the forms prescribed

Exhibit C

by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].1
          4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor, the Assignee and the consent hereof by the Administrative Agent and (if applicable) each Issuing Lender which consents will not be unreasonably withheld), the recordation by the Administrative Agent of the assignment effected hereby in the Register and the receipt by the Administrative Agent of the applicable administrative fee referred to in Section 13.04(b) of the Credit Agreement, unless otherwise specified in Item 5 of Annex I attached hereto (the “Settlement Date”).
          5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.
          6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to [(x)] all interest on the Assigned Share of the [Revolving][Tranche [A][B] Term] Loans at the rates specified in Item 6 of Annex I attached hereto[, (y) all Commitment Commission on the Assigned Share of the Revolving Loan Commitment at the rate specified in Item 7 of Annex I attached hereto, and (z) all Letter of Credit Fees on the Assignee’s participation in all Letters of Credit at the rate specified in Item 8 of Annex I attached hereto,] which[, in each case,] accrue on and after the Settlement Date, such interest [and Commitment Commission] to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made by the Borrower on the Assigned Share of the [Revolving][Tranche [A][B] Term] Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective [Revolving][Tranche [A][B] Term] Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.
          7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
* * *

[1]	Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

Exhibit C

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I attached hereto.

[NAME OF ASSIGNOR], as Assignor
By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee
By:
Name:
Title:

Acknowledged and Agreed: NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

ANNEX I
TO
ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT
1.	The Borrower: Trico Shipping AS (the “Borrower”).

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of October 30, 2009, among Trico Shipping AS, as Borrower, Trico Marine Cayman, LP, Trico Holdco, LLC, Trico Supply AS, the Subsidiary Guarantors, the lenders from time to time party thereto and Nordea Bank Finland plc, New York Branch, as Administrative Agent (as amended by that certain First Amendment and Waiver to Credit Agreement dated as of March 15, 2010, that certain Second Amendment to Credit Agreement and Forbearance Agreement dated as of June 17, 2010 and as may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).

3.	Date of Assignment and Assumption Agreement:

4	Amounts (as of date of item #3 above):

	Principal Outstanding of	[Revolving Loan]
	[Tranche [A][B] Term]	[Tranche [A][B] Term Loan]
	[Revolving] Loans	Commitment

a. Aggregate Amount for all Lenders	$ __________	$ __________
b. Assigned Share	_____ %	_____ %
c. Amount of Assigned Share	$ __________	$ __________
5.	Settlement Date:

6.	Rate of Interest to the Assignee: As set forth in Section 2.07 of the Credit Agreement.

[7.	Commitment Commission to the Assignee: As set forth in Section 3.01(a) of the Credit Agreement.]

[8.	Letter of Credit Fees: To the extent required by Section 3.01(b) of the Credit Agreement.]

Annex I
to Exhibit C
9.	Notice:
___________________________________
___________________________________
___________________________________
Attention:

Telephone No.:

Facsimile No.:
10.	Payment Instructions:
ABA No.:

Account No.:

Attention:

Reference:

ANNEX C
EXHIBIT O TO AMENDED CREDIT AGREEMENT
[see attached]

ANNEX D
SCHEDULES TO AMENDED CREDIT AGREEMENT
[see attached]

SCHEDULE I
REVOLVING LOAN COMMITMENTS

Revolving Lender	Revolving Loan Commitment
Nordea Bank Finland plc, New York Branch	$7,954,545.44
UniCredit Bank AG	$7,045,454.56

Total:	$15,000,000.00

TRANCHE A TERM LOAN COMMITMENTS

Tranche A Term Lender	Tranche A Term Loan Commitment
Special Value Continuation Partners, LP	$6,554,581.84
Tennenbaum Opportunities Partners V, LP	$18,445,418.16
Tennenbaum DIP Opportunity Fund, LLC	$25,000,000.00

Total:	$50,000,000.00

TRANCHE B TERM LOAN COMMITMENTS

Tranche B Term Lender	Tranche B Term Loan Commitment
Special Value Continuation Partners, LP	$1,966,374.55
Tennenbaum Opportunities Partners V, LP	$5,533,625.45
Tennenbaum DIP Opportunity Fund, LLC	$7,500,000.00

Total:	$15,000,000.00

SCHEDULE II
LENDER ADDRESSES
Nordea Bank Finland plc, New York Branch
437 Madison Avenue, 21st Floor
New York, New York 10022
USA
Attention: Loan Administration
Telephone: (212) 318-9632
Facsimile: (212) 421-4420
UniCredit Bank AG
Alter Wall 22
20457 Hamburg
Germany
Attention: Stephan Somitsch
Telephone: +49 (40) 3692-4625
Facsimile: +49 (4) 3692-2272
Special Value Continuation Partners, LP
c/o Tennenbaum Capital Partners, LLC
2951 28th St, Suite 1000
Santa Monica, CA 90405
Attn: Howard Levkowitz and Liz Greenwood
Tel. No.: (310) 556-1000
Fax No.: (310) 899-4950
Tennenbaum Opportunities Partners V, LP
c/o Tennenbaum Capital Partners, LLC
2951 28th St, Suite 1000
Santa Monica, CA 90405
Attn: Howard Levkowitz and Liz Greenwood
Tel. No.: (310) 556-1000
Fax No.: (310) 899-4950
Tennenbaum DIP Opportunity Fund, LLC
c/o Tennenbaum Capital Partners, LLC
2951 28th St, Suite 1000
Santa Monica, CA 90405
Attn: Howard Levkowitz and Liz Greenwood
Tel. No.: (310) 556-1000
Fax No.: (310) 899-4950

SCHEDULE III
APPROVED CLASSIFICATION SOCIETIES
American Bureau of Shipping
Det Norske Veritas
Lloyd’s Register
Bureau Veritas
Nippon Kaiji Kyokai
Germanischer Lloyd AG
or such other first-class vessel classification society which is a member of International Association of Classification Societies Ltd. that the Administrative Agent has, with the consent of the Required Revolving Lenders and the Required Term Lenders, approved in writing.

SCHEDULE IV
ERISA
1. Trico Supply AS Norwegian Pension Plan 8236
2. Trico Supply AS Norwegian Pension Plan 3740

SCHEDULE V
SUBSIDIARIES

Jurisdiction of
Legal Name of Subsidiary	Direct Owner(s) & Percentage Ownership	Organization
DeepOcean AS	Trico Supply AS (100%)	Norway
Trico Supply (UK) Limited	Trico Supply AS (100%)	England and Wales
Albyn Marine Limited	Trico Supply (UK) Limited (100%)	Scotland
CTC Marine Projects Limited	DeepOcean AS (100%)	UK
DeepOcean Brasil Servicios Ltda.	DeepOcean AS (100%)	Brazil
DeepOcean Maritime AS	DeepOcean AS (100%)	Norway
DeepOcean Management AS	DeepOcean AS (100%)	Norway
DeepOcean de Mexico S. de R.L. de C.V.	DeepOcean AS (99%) DeepOcean Management AS (1%)	Mexico
CTC Marine Norway AS	CTC Marine Projects Ltd. (100%)	Norway
CTC Marine Projects (Guernsey) Limited	CTC Marine Projects Ltd. (100%)	Guernsey
DeepOcean Subsea Services Limited	DeepOcean Maritime AS (100%)	UK
DeepOcean BV	DeepOcean Maritime AS (100%)	The Netherlands
Servicios Profesionales de Apoyo Especializado S. de R.L. de C.V.	DeepOcean de Mexico S. de R.L. de C.V. (99%) DeepOcean Management AS (1%)	Mexico
Servicios de Soporte Profesional Administrativo S. de R.L. de C.V.	DeepOcean de Mexico S. de R.L. de C.V. (99%) DeepOcean Management AS (1%)	Mexico
DeepOcean UK Ltd.	DeepOcean Subsea Services Ltd. (100%)	UK
Trico Shipping AS	Trico Supply AS (100%)	Norway
Trico Subsea Holding AS	Trico Shipping AS (100%)	Norway
DeepOcean Shipping III AS	Trico Shipping AS (100%)	Norway

SCHEDULE V

Jurisdiction of
Legal Name of Subsidiary	Direct Owner(s) & Percentage Ownership	Organization
DeepOcean Shipping II AS	Trico Shipping AS (100%)	Norway
DeepOcean Shipping AS	Trico Shipping AS (100%)	Norway
Trico Subsea AS	Trico Subsea Holding AS (100%)	Norway
Trico Subsea Cayman, Ltd.	Trico Supply AS (100%)	Cayman Islands
CTC Marine SDN BHD	CTC Marine Projects Limited (100%)	Malaysia
DeepOcean Subsea Services Nigeria Limited	Trico Supply AS (99%) DeepOcean AS (1%)	Nigeria

SCHEDULE VI
EXISTING INDEBTEDNESS

Indebtedness	Amounts
CTC motor vehicle loans.	£96,630.51

SCHEDULE VII
LEGAL NAME; TYPE OF ORGANIZATION AND
WHETHER A REGISTERED ORGANIZATION;
JURISDICTION OF ORGANIZATION; ETC. 1

Organizational
		Registered		Identification
	Type of	Organization	Jurisdiction of	Number
Borrower/Guarantor	Organization	(Y/N)	Organization	(if applicable)
Trico Subsea AS	Limited Company	Yes	Norway	989 941 372
Trico Supply AS	Limited Company	Yes	Norway	976 853 938
Trico Shipping AS	Limited Company	Yes	Norway	976 854 020
Trico Subsea Holding AS	Limited Company	Yes	Norway	990 653 305
DeepOcean AS	Limited Company	Yes	Norway	980 772 805
Trico Supply (UK) Limited	Limited Company	Yes	UK	1275998
Albyn Marine Limited	Limited Company	Yes	Scotland	SC172765
CTC Marine Projects Limited	Limited Company	Yes	UK	2835294
DeepOcean Brasil Servicios Ltda.	Limited Company	Yes	Brazil	CNPJ/MF 08.932.03/001- 92
DeepOcean Maritime AS	Limited Company	Yes	Norway	948 230 798
DeepOcean Management AS	Limited Company	Yes	Norway	987 538 880
DeepOcean de Mexico S. de R.L. de C.V.	Limited Company	Yes	Mexico	8500*3

[1	None of the entities listed on this Schedule VII are “registered organization”.]

SCHEDULE VII

Organizational
		Registered		Identification
	Type of	Organization	Jurisdiction of	Number
Borrower/Guarantor	Organization	(Y/N)	Organization	(if applicable)
CTC Marine Norway AS	Limited Company	Yes	Norway	982 603 382
CTC Marine Projects (Guernsey) Limited	Limited Company	Yes	Guernsey	46530
DeepOcean Subsea Services Limited	Limited Company	Yes	UK	5056858
DeepOcean B.V.	Limited Company	Yes	The Netherlands	37090676
Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.	Limited Company	Yes	Mexico	8722*3
Servicios de Soporte Administrativo S. de R.L. de C.V.	Limited Company	Yes	Mexico	8723*3
DeepOcean UK Ltd.	Limited Company	Yes	Scotland	SC240196
DeepOcean Shipping III AS	Limited Company	Yes	Norway	977 289 483
DeepOcean Shipping II AS	Limited Company	Yes	Norway	992 035 870
DeepOcean Shipping AS	Limited Company	Yes	Norway	979 456 107

SCHEDULE VIII
TRANSACTIONS WITH AFFILIATES
None.

SCHEDULE IX
SUBSIDIARY GUARANTORS
Entities listed on Schedule V, other than Trico Shipping AS, Trico Subsea Cayman, Ltd., CTC Marine SDN BHD and DeepOcean Subsea Services Nigeria Limited.

SCHEDULE X
SECURITY DOCUMENTS
1.	First Amendment dated as of June 29, 2010 to Collateral Agency and Intercreditor Agreement dated as of October 30, 2009.

2.	First Amendment to Pledge and Security Agreement dated June 29, 2010.

SCHEDULE XI
MORTGAGED VESSELS

				Jurisdiction of
		Registered		Registration and
#	Name	Owner	Number	Flag
1.	M/V Northern Canyon	Trico Shipping AS	8000711	British
2.	M/V Deep Endeavour	Deep Ocean Shipping II AS	9203306	Isle of Man
3.	M/V Atlantic Challenger	DeepOcean Shipping AS	8607311	Isle of Man
4.	M/V Northern Commander	Trico Shipping AS	8501098	Norwegian
5.	M/V Northern Crusader	Trico Shipping AS	9005364	Norwegian
6.	M/V Northern Princess	Trico Shipping AS	1576	Vanuatu; Brazil
7.	M/V Northern Queen	Trico Shipping AS	705528	British
8.	M/V Northern River	DeepOcean Shipping AS	9179323	Norwegian
9.	M/V Northern Supporter	Trico Shipping AS	728683	British
10.	M/V Northern Wave	Trico Shipping AS	9255141	Norwegian
11.	M/V Trico Sabre	Trico Subsea AS	8001643	Bahamian
12.	M/V Trico Star	Trico Subsea AS	8001715	Bahamian
13.	M/V Arbol Grande	DeepOcean Shipping III	9264867	Spain

SCHEDULE XII
Required Insurance
     (a) The Shipowner, at its own expense, or with respect to part (a)(iii) of the Insurance Provisions the Mortgagee at the expense of the Shipowner, will keep the Vessel insured with insurers and protection and indemnity clubs or associations of internationally recognized responsibility, and placed in such markets, on such terms and conditions, and through brokers, in each case reasonably satisfactory to the Mortgagee and under forms of policies approved by the Mortgagee against the risks indicated below and such other risks as the Mortgagee may specify from time to time:
     (i) Marine and war risk, including London Blocking and Trapping Addendum and Lost Vessel Clause, hull and machinery insurance on an agreed value in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Mortgagee, the greater of (x) the then full commercial value of the Vessel and (y) an amount which, when aggregated with such insured value of the other Mortgaged Vessels (if the other Mortgaged Vessels are then subject to a mortgage in favor of the Mortgagee under the Credit Agreement, and have not suffered an Event of Loss), is equal to 110% of the then current Total Commitment.
     (ii) Marine and war risk protection and indemnity insurance or equivalent insurance (including coverage against liability for passengers, fines and penalties arising out of the operation of the Vessel, insurance against liability arising out of pollution, spillage or leakage, and workmen’s compensation or longshoremen’s and harbor workers’ insurance as shall be required by applicable law) in such amounts approved by the Mortgagee; provided, however that insurance against liability under law or international convention arising out of pollution, spillage or leakage shall be in an amount not less than the greater of:
     (y) the maximum amount available of $1,000,000,000, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and
     (z) the amounts required by the laws or regulations of the United States of America or any applicable jurisdiction in which the Vessel may be trading from time to time.
     (iii) Mortgagee’s interest insurance (including extended mortgagee interest-additional perils-pollution) coverage satisfactory to the Mortgagee in an amount which, when aggregated with such insured value of the other Mortgaged Vessels (if the other Mortgaged Vessels are then subject to a mortgage in favor of the Mortgagee under the Credit Agreement, and have not suffered an Event of Loss), is equal to 110% of the then

Schedule XII

applicable Total Commitment; all such mortgagee’s interest insurance cover shall in the Mortgagee’s discretion be obtained directly by the Mortgagee and the Shipowner shall on demand pay all costs of such cover.
     (iv) While the Vessel is idle or laid up, at the option of the Shipowner and in lieu of the above-mentioned marine and war risk hull insurance, port risk insurance insuring the Vessel against the usual risks encountered by like vessels under similar circumstances.
     (b) The marine and commercial war-risk insurance required by the Insurance Provisions shall have deductibles and franchises no higher than the following: (i) Hull and Machinery — U.S. $115,000 for all hull claims and U.S. $150,000 for all machinery claims each accident or occurrence and (ii) Protection and Indemnity — U.S. $50,000 for cargo claims, U.S. $35,000 for crew claims, U.S. $10,000 passenger claims and U.S. $15,000 all other claims, in each case each accident or occurrence.
     All insurance maintained hereunder shall be primary insurance without right of contribution against any other insurance maintained by the Mortgagee. Each policy of marine and war risk hull and machinery insurance with respect to the Vessel shall provide that the Mortgagee shall be a named insured and a loss payee. Each entry in a marine and war risk protection indemnity club with respect to the Vessel shall note the interest of the Mortgagee. The Mortgagee and its successors and assigns shall not be responsible for any premiums, club calls, assessments or any other obligations or for the representations and warranties made therein by the Shipowner or any other person.
     (c) The Shipowner will furnish the Mortgagee from time to time on request, and in any event at least annually, a detailed report signed by a firm of marine insurance brokers acceptable to the Mortgagee with respect to P & I entry, the hull and machinery and war risk insurance carried and maintained on the Vessel, together with their opinion as to the adequacy thereof and its compliance with the provisions of this Mortgage. At the Shipowner’s expense the Shipowner will cause such insurance broker and the P & I club or association providing P & I insurance referred to in part (a)(ii) of the Insurance Provisions, to agree to advise the Mortgagee by telex or telecopier confirmed by letter of any expiration, termination, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Shipowner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel, and to provide an opportunity of paying any such unpaid premium or call, such right being exercisable by the Mortgagee on a vessel by vessel and not on a fleet basis. In addition, the Shipowner shall promptly provide the Mortgagee with any information which the Mortgagee reasonably requests for the purpose of obtaining or preparing any report from an independent marine insurance consultant as to the adequacy of the insurances effected or proposed to be effected in accordance with this Mortgage as of the date hereof or in connection with any renewal thereof, and the Shipowner shall upon demand indemnify the Mortgagee in respect of all reasonable fees and other expenses incurred by or for the account of the Mortgagee in connection with any such report; provided the Mortgagee shall be entitled to such indemnity only for one such report during any period of twelve months.

Schedule XII

     The underwriters or brokers shall furnish the Mortgagee with a letter or letters of undertaking to the effect that:
     (i) they will hold the instruments of insurance, and the benefit of the insurances thereunder, to the order of the Mortgagee in accordance with the terms of the loss payable clause referred to in the relevant Assignment of Insurances for the Vessel; and
     (ii) they will have endorsed on each and every policy as and when the same is issued the loss payable clause and the notice of assignment referred to in the relevant Assignment of Insurances for the Vessel; and
     (iii) they will not set off against any sum recoverable in respect of a claim against the Vessel under the said underwriters or brokers or any other person in respect of any other vessel nor cancel the said insurances by reason of non-payment of such premiums or other amounts.
     All policies of insurance required hereby shall provide for not less than 14 days prior written notice to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to these Insurance Provisions for risks covered by insurance other than that provided by a P & I Club shall contain provisions waiving underwriters’ rights of subrogation thereunder against any assured named in such policy and any assignee of said assured. The Shipowner has assigned to the Mortgagee its rights under any policies of insurance in respect of the Vessel. The Shipowner agrees that, unless the insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Mortgagee being informed and having the right to continue the insurance by paying any premiums not paid by the Shipowner, receipts showing payment of premiums for required insurance and also of demands from the Vessel’s P & I underwriters shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.
     (d) Unless the Mortgagee shall otherwise agree, all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Shipowner or others as their interests may appear. Nevertheless, until otherwise required by the Mortgagee by notice to the underwriters upon the occurrence and continuance of an Event of Default, (i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred, and (ii) amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel, may be paid by underwriters directly for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Shipowner as reimbursement therefor; provided, however, that if such amounts (including any franchise or deductible) are in excess of U.S. $1,000,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

Schedule XII

     (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows (after deduction of the expenses of the Mortgagee in collecting such amounts):
     (i) any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Shipowner or others shall be paid by the Mortgagee to, or as directed by, the Shipowner;
     (ii) all amounts paid to the Mortgagee in respect of an Event of Loss of the Vessel shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured pursuant to Section 4.02(a) of the Credit Agreement;
     (iii) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel may, in the Mortgagee’s sole discretion, be held and applied to the prepayment of the Indebtedness hereby secured or to making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Shipowner relating to the Vessel, or may be paid to the Shipowner or whosoever may be entitled thereto.
     (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.
     (g) The Shipowner shall deliver to the Mortgagee copies and, whenever so requested by the Mortgagee, the originals of all certificates of entry, cover notes, binders, evidences of insurance and policies and all endorsements and riders amendatory thereof in respect of insurance maintained under this Vessel Mortgage for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same. The Mortgagee shall be under no duty or obligation to verify the adequacy or existence of any such insurance or any such policies, endorsement or riders.
     (h) The Shipowner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously notified the Mortgagee in writing and insured the Vessel by additional coverage to extend to such voyages, risks, passengers or cargoes.
     (i) In case any underwriter proposes to pay less on any claim than the amount thereof, the Shipowner shall forthwith inform the Mortgagee, and if an Event of Default has

Schedule XII

occurred and is continuing, the Mortgagee shall have the exclusive right to negotiate and agree to any compromise.
     (j) The Shipowner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Shipowner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade in which the Vessel is from time to time engaged and the cargo carried by it except where its failure to comply with the foregoing could not, individually or in the aggregate, be expected to have a Material Adverse Effect.

SCHEDULE XIII
POST-THIRD AMENDMENT EFFECTIVE DATE DELIVERABLES
Part A
1.	The Borrower shall deliver to the Administrative Agent and the Lenders the following opinions addressing substantially the same matters as set forth in the respective Exhibits to the Credit Agreement:
a.	from Vinson & Elkins L.L.P., special counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering such matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

b.	from Higgs & Johnson, Bahamian maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

c.	from Sue Kean, General Counsel to the Parent a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

d.	from Cains, Isle of Man maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

e.	from Bugge, Arentz-Hansen & Rasmussen, Norwegian counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

f.	from Mackinnons, English and Wales counsel to each Credit Party, favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the New Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the New Lenders may reasonably request;

g.	from Seward & Kissel LLP, Vanuatu maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

h.	from Mackinnons, Scottish counsel to the each Credit Party, favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

i.	from TozziniFreire Advogados, Brazilian counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

j.	from Maples and Calder, Cayman Islands counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

k.	from Carey Olsen, Guernsey counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

l.	from Nauta Dutilh, Dutch counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request;

m.	from Uria Menendez, Spanish maritime counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request; and

n.	from Pinedo Abogados, Mexican counsel to each Credit Party, a favorable opinion reasonably satisfactory in form and substance to the Administrative Agent and the Term Lenders and addressed to the Administrative Agent and each of the Lenders and dated the Third Amendment Effective Date covering the matters incident to the transactions contemplated herein as the Administrative Agent or the Term Lenders may reasonably request.
2.	UCC-3 Amendments naming each of the Credit Parties as debtors and the Collateral Agent as secured party, in each case, amended to reflect the transactions contemplated by the Third Amendment.

3.	UCC-1 Financing Statements naming each of the following entities as debtors and the Collateral Agent as secured party to be filed in the District of Columbia:
a.	CTC Marine Projects (Guernsey) Limited;

b.	Servicos Profesionales de Apoyo Especializado, S. de R.L de C.V.; and

c.	Servicos de Soporte Profesional Administrativo, S. de R.L. de C.V.
4.	The Parent and each of the Credit Parties, as applicable, shall have duly authorized, executed and delivered each of the following documents and amendments to the Security Documents (and the related instruments referred to therein):
a.	Brazil
i.	First Amendment to the Quota Pledge Agreement;

ii.	First Amendment to the Bank Accounts Pledge Agreement;

iii.	First Amendment to the Receivables Pledge Agreement; and

iv.	Resolutions of the Quotaholders of DeepOcean Brasil regarding the signature of the transaction documents, in its Portuguese and English versions.
b.	Vanuatu
i.	Trico Shipping AS Power of Attorney;

ii.	Wilmington Trust FSB Power of Attorney;

iii.	Amendment to Mortgage;

iv.	Memorandum of Particulars;

v.	Letter to Master; and

vi.	Vanuatu Legal Opinion.
c.	Spain
i.	Amendment to Mortgage re Árbol Grande
Part B
1.	Amended Credit Agreement missing signature pages:
a.	TRICO Shipping AS

b.	Deep Ocean Shipping AS

c.	TRICO Supply (UK) Limited

d.	DeepOcean Brasil Servicos LTDA.

e.	CTC Marine Projects (Guernsey) Limited

f.	DeepOcean Subsea Services Limited

g.	DeepOcean BV

h.	DeepOcean UK Ltd.
2.	Amendment to Pledge and Security Agreement missing signature pages:
a.	TRICO Shipping AS

b.	DeepOcean Shipping AS

c.	TRICO Supply (UK) Limited

d.	Albyn Marine Limited

e.	CTC Marine Projects Limited

f.	DeepOcean Brasil Servicos LTDA.

g.	DeepOcean de Mexico, S. de R.L. de C.V.

h.	CTC Marine Projects (Guernsey) Limited

i.	DeepOcean Subsea Services Limited

j.	DeepOcean BV

k.	DeepOcean UK LTD.

l.	Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.

m.	Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.
3.	Amendment to Collateral Agency and Intercreditor Agreement missing signature pages:
a.	TRICO Shipping AS

b.	TRICO Supply AS

c.	TRICO Marine Services, Inc.

d.	TRICO Marine Cayman, L.P.

e.	TRICO Holdco, LLC

f.	DeepOcean Shipping AS

g.	DeepOcean Shipping II AS

h.	DeepOcean Shipping III AS

i.	TRICO Subsea Holding AS

j.	TRICO Supply (UK) Limited

k.	DeepOcean AS

l.	DeepOcean Brasil Servicos LTDA.

m.	DeepOcean Maritime AS

n.	DeepOcean Subsea Services Limited

o.	DeepOcean UK LTD.

p.	DeepOcean BV

q.	DeepOcean Management AS

r.	DeepOcean de Mexico, S. de R.L. de C.V.

s.	TRICO Supply (UK) Limited

t.	Albyn Marine Limited

u.	Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.

v.	Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.

w.	CTC Marine Projects Limited

x.	CTC Marine Norway AS

y.	CTC Guernsey Limited

z.	Deutsche Bank National Trust Company

aa.	Nordea Bank Finland Plc, New York Branch

bb.	Wilmington Trust FSB
4.	Secretary Certificates missing signature pages:
a.	DeepOcean Brasil Servicos LTDA.

b.	DeepOcean de Mexico, S. de R.L. de C.V.

c.	Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.

d.	Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.

e.	DeepOcean AS

f.	DeepOcean B.V.
5.	Missing Resolutions:
a.	Trico Shipping AS

b.	Trico Marine Cayman, L.P.

c.	Trico Holdco LLC

d.	Trico Marine Services, Inc.

e.	Trico Supply (UK) Limited

f.	Albyn Marine Limited

g.	CTC Marine Projects Limited

h.	DeepOcean Brasil Servicos LTDA.

i.	DeepOcean de Mexico, S. de R.L. de C.V.

j.	CTC Marine Projects (Guernsey) Limited

k.	DeepOcean Subsea Services Limited

l.	DeepOcean BV

m.	DeepOcean UK Limited

n.	Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.

o.	Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.
6.	Release of Norwegian Opinion

7.	Trico In-House Opinion

8.	Borrower Closing Certificate

SCHEDULE XIV
EXISTING INVESTMENTS
Equity Interests in Trico Subsea Cayman, Ltd., CTC Marine SDN BHD and DeepOcean Subsea Services Nigeria Limited.
.

ANNEX E
FORM OF SECRETARY’S CERTIFICATE
[see attached]

TRICO MARINE SERVICES, INC.
TRICO SHIPPING AS
TRICO HOLDCO LLC
TRICO MARINE CAYMAN, L.P.
TRICO SUPPLY AS
TRICO SUBSEA AS
TRICO SUBSEA HOLDING AS
DEEP OCEAN SHIPPING AS
DEEPOCEAN SHIPPING II AS
DEEPOCEAN SHIPPING III AS
DEEPOCEAN AS
TRICO SUPPLY (UK) LIMITED
ALBYN MARINE LIMITED
CTC MARINE PROJECTS LIMITED
CTC MARINE NORWAY AS
CTC MARINE PROJECTS (GUERNSEY) LIMITED
DEEPOCEAN BRASIL SERVICOS LTDA.
DEEPOCEAN MARITIME AS
DEEPOCEAN SUBSEA SERVICES LIMITED
DEEPOCEAN B.V.
DEEPOCEAN UK LTD.
DEEPOCEAN MANAGEMENT AS
DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
OFFICER’S CERTIFICATE
     Reference is made to that certain Third Amendment to Credit Agreement and Forbearance Agreement (the “Third Amendment”), dated June 29, 2010, among Trico Shipping AS (the “Borrower”), Trico Holdco LLC, Trico Marine Cayman, L.P., Trico Supply AS, Trico Subsea AS, Deep Ocean Shipping AS, DeepOcean Shipping II AS, DeepOcean Shipping III AS, DeepOcean AS, Trico Supply (UK) Limited, Albyn Marine Limited, CTC Marine Projects Limited., CTC Marine Norway AS, CTC Marine Projects (Guernsey) Limited, DeepOcean Brasil Servicos Ltda., DeepOcean Maritime AS, DeepOcean Subsea Services Limited, DeepOcean BV, DeepOcean UK Ltd., DeepOcean Management AS, DeepOcean de Mexico S. de R.L. de C.V., Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V. and Servicios de Soporte Profesional Administrativos, S. de R.L. de C.V. (together with Trico Marine Services, Inc., the “Certificate Parties” and each a “Certificate Party”), as guarantors, and Nordea Bank Finland Plc, New York Branch, as the administrative agent. Capitalized terms used but not defined herein have the meanings stated in the Third Amendment. The undersigned, Gerald Alistair Gray, Tomás Salazar and Mads Ragnar Bårdsen, the duly authorized officers of each of the Certificate Parties holding the offices set forth on the signature page hereto, hereby certify as follows:

     1. With respect to each Certificate Party, attached hereto as Exhibit A are (a) true, correct and complete copies of the certificate or articles of incorporation, certificate of formation or certificate of limited partnership (or similar formation documents), including all amendments thereto (the “Charter Documents”) of such Certificate Party and (b) true, correct and complete copies of the bylaws, limited liability company agreement or limited partnership agreement (or similar organizational documents) (the “Organizational Documents”) of such Certificate Party, in each case in translated form whenever possible. All such Organizational Documents have been in full force and effect since the date the Resolutions (as defined below) were adopted. As of the date of this Certificate, (i) the Charter Documents have not been amended or modified, no other charter or similar documents have been filed with any relevant official with respect to any such Certificate Party and no amendment or modification of the Charter Documents has been authorized by or on behalf of any such Certificate Party, and (ii) the Organizational Documents with respect to each such Certificate Party have not been amended, modified or repealed and remain in full force and effect.
     2. To the extent available, attached hereto as Exhibit B are true and complete copies of certificates of good standing, authority and/or qualification to do business (or similar certificate) issued by the appropriate authorities of the jurisdiction in which the Certificate Parties are registered.
     3. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly authorized and adopted by the requisite authorizing body on behalf of each Certificate Party on June 25, 2010, authorizing the execution and delivery by such Certificate Party of the Loan Documents and the amendments and other documents, certificates and instruments to be entered into in connection therewith (the “Resolutions”).
     4. There has been no change in the Resolutions since the date the Resolutions were adopted, and the Resolutions are within the power of the Requisite Group to pass on behalf of each Certificate Party as provided in the applicable Filed Charter Documents and Organizational Documents.
     5. The persons listed on Exhibit D hereto are, on the date hereof, the duly elected or appointed, and are duly qualified as, officers of the Certificate Parties listed therein, holding the office or offices set forth opposite his name, and authorized to execute and deliver on behalf of each Certificate Party the Loan Documents and any certificate or other document to be delivered by such Certificate Party pursuant thereto. Each such person will, until replaced by another officer or officers duly authorized for that purpose by the applicable Certificate Party, act as such Certificate Party’s representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby, and the signature set forth opposite his or her name is a true and correct specimen or original of his or her signature.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this __________ day of June, 2010.
TRICO MARINE SERVICES, INC.

TRICO HOLDCO LLC
By: Trico Marine Services, Inc., its Sole Member
TRICO MARINE CAYMAN, L.P.
By: Trico Holdco LLC, its General Partner
By: Trico Marine Services, Inc., its Sole Member

By:
Gerald Alistair Gray
Vice President (Trico UK)

ALBYN MARINE LIMITED CTC MARINE PROJECTS (GUERNSEY) LIMITED CTC MARINE PROJECTS LIMITED

By:
Gerald Alistair Gray
Director

CTC MARINE NORWAY AS
DEEPOCEAN MANAGEMENT AS
DEEPOCEAN MARITIME AS
DEEP OCEAN SHIPPING AS
DEEPOCEAN SHIPPING II AS
DEEPOCEAN SHIPPING III AS
DEEPOCEAN SUBSEA SERVICES LIMITED
DEEPOCEAN UK LTD.
TRICO SHIPPING AS
TRICO SUBSEA AS
TRICO SUBSEA HOLDING AS
TRICO SUPPLY AS
TRICO SUPPLY (UK) LIMITED

By:
Gerald Alistair Gray
Chief Executive Officer

[Signatures to continue on following page]

DEEPOCEAN BRASIL SERVICOS LTDA.
DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.

By:
Tomás Salazar
General Manager

[Signatures to continue on following page]

DEEPOCEAN AS DEEPOCEAN B.V.

By:
Mads Ragnar Bårdsen
Director

EXHIBIT D
INCUMBENCY OF OFFICERS

Name	Office Held	Entity	Signature
Geoffrey A. Jones	Director	CTC Marine Projects Limited
DeepOcean Subsea Services Limited
DeepOcean UK Limited
Trico Supply (UK) Limited

	Manager	DeepOcean de Mexico, S. de R.L. de C.V.
Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
Servicios de Soporte Profesional Administrativos, S. de R.L. de C.V.

	Chief Financial Officer and Treasurer	Trico Holdco LLC

	Senior Vice President, Chief Financial Officer and Chief Accounting Officer	Trico Marine Services, Inc.
EXHIBIT D TO OFFICER CERTIFICATE

Name	Office Held	Entity	Signature
Rishi A. Varma	Director	CTC Marine Projects (Guernsey) Limited
CTC Marine Norway AS
DeepOcean Management AS
DeepOcean Maritime AS
Deep Ocean Shipping AS
DeepOcean Shipping II AS
DeepOcean Shipping III AS
Trico Shipping AS
Trico Subsea AS
Trico Subsea Holding AS
Trico Supply AS

	Manager	DeepOcean de Mexico, S. de R.L. de C.V.
Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
Servicios de Soporte Profesional Administrativos, S. de R.L. de C.V.

	President and Secretary	Trico Holdco LLC

	President and Chief Operating Officer	Trico Marine Services, Inc.

	Secretary	CTC Marine Projects Limited
DeepOcean Subsea Services Limited
EXHIBIT D TO OFFICER CERTIFICATE

Name	Office Held	Entity	Signature
DeepOcean UK Limited
EXHIBIT D TO OFFICER CERTIFICATE

Name	Office Held	Entity	Signature
Gerald Alistair Gray	Vice President (Trico UK)	Trico Marine Services, Inc.

	Director	Albyn Marine Limited
CTC Marine Projects (Guernsey) Limited
CTC Marine Norway AS
CTC Marine Projects Limited

	Chief Executive Officer	DeepOcean Management AS
DeepOcean Maritime AS
Deep Ocean Shipping AS
DeepOcean Shipping II AS
DeepOcean Shipping III AS
DeepOcean Subsea Services Limited
DeepOcean UK Limited
Trico Shipping AS
Trico Subsea AS
Trico Subsea Holding AS
Trico Supply AS
Trico Supply (UK) Limited
EXHIBIT D TO OFFICER CERTIFICATE

Name	Office Held	Entity	Signature
Tomás Salazar	Vice President of the Americas and West Africa	Trico Marine Services, Inc.

	Manager	DeepOcean Brasil Servicos Ltda.
DeepOcean de Mexico, S. de R.L. de C.V.
Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
Servicios de Soporte Profesional Administrativos, S. de R.L. de C.V.
EXHIBIT D TO OFFICER CERTIFICATE

Name	Office Held	Entity	Signature
Mads Ragnar	Director	CTC Marine Projects
Bårdsen		(Guernsey) Limited
CTC Marine Norway AS
DeepOcean B.V.
DeepOcean Management AS
DeepOcean Maritime AS
DeepOcean Shipping II AS
DeepOcean Shipping III AS
Trico Subsea AS
Trico Subsea Holding AS
Trico Supply AS

	Managing Director (DeepOcean)	Trico Marine Services, Inc.

	Managing Director	DeepOcean AS

	Chairman	DeepOcean Shipping AS
Trico Shipping AS
EXHIBIT D TO OFFICER CERTIFICATE